     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 31, 2005



                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                                   1933 Act File No. 333-127331
                                                   1940 Act File No. 811-21502



                                    FORM N-2/A
                        (Check appropriate Box or Boxes)



           [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                     [X] PRE-EFFECTIVE AMENDMENT NO. __1__
                     [ ] POST-EFFECTIVE AMENDMENT NO. _____

                                       and


       [ ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               [X] AMENDMENT NO. 9



                      RMR HOSPITALITY AND REAL ESTATE FUND
         Exact Name of Registrant as Specified in Declaration of Trust


                       400 CENTRE STREET, NEWTON, MA 02458
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)


                                 (617) 332-9530
               Registrant's Telephone Number, including Area Code

                               RMR ADVISORS, INC.
                                400 CENTRE STREET
                           NEWTON, MASSACHUSETTS 02458

  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service


                                    COPIES TO:
          ROBERT N. HICKEY, ESQ.                     GEOFFREY R.T. KENYON
         SULLIVAN & WORCESTER LLP                    GOODWIN PROCTER LLP
           1666 K STREET, N.W.                          EXCHANGE PLACE
         WASHINGTON, D.C. 20006                        BOSTON, MA 02109



APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box) [ ] when declared effective pursuant to section 8(c)


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                           PROPOSED MAXIMUM      PROPOSED MAXIMUM
      TITLE OF SECURITIES              AMOUNT BEING         OFFERING PRICE           AGGREGATE           AMOUNT OF
       BEING REGISTERED                 REGISTERED             PER UNIT          OFFERING PRICE(1)    REGISTRATION FEE
      -------------------              ------------        ----------------      -----------------    ----------------
Auction Preferred Shares $0.0001
par value                                440 Shares             $25,000             $11,000,000          $1,295(2)


(1)      Estimated solely for the purpose of calculating the registration fee.
(2)      Previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

      SUBJECT TO COMPLETION, PRELIMINARY PROSPECTUS DATED AUGUST 30, 2005



PROSPECTUS                        440 SHARES, SERIES TH
                        LIQUIDATION PREFERENCE, $25,000 PER SHARE                  [LOGO]
                          RMR HOSPITALITY AND REAL ESTATE FUND
                                AUCTION PREFERRED SHARES



OFFERING. RMR Hospitality and Real Estate Fund or we, us or the Fund, a non-diversified, closed end management investment company, is offering 440 newly issued Series Th auction preferred shares. These shares are referred to in this prospectus as the "New Series Th Preferred Shares."



INVESTMENT OBJECTIVES. Our primary investment objective is to earn and pay to our common shareholders a high level of current income by investing in hospitality and real estate companies. Our secondary objective is capital appreciation. There can be no assurance that we will meet our investment objectives.



OUR ADVISOR. We are managed by our Advisor, RMR Advisors, Inc. Our Advisor currently manages three other closed end funds and affiliates of our Advisor have extensive experience in the hospitality and real estate industries. Our Advisor is an affiliate of Reit Management & Research LLC ("Reit Management"), a company that, together with its predecessors, has been in business since 1986. Reit Management is currently manager of three public real estate investment trusts, or REITs, that together have invested over $11 billion in real estate across the United States, including Hospitality Properties Trust, a REIT which owns 298 hotels and which has a total market capitalization of over $4 billion. We do not invest in Hospitality Properties Trust or any other company affiliated with our Advisor.



INVESTMENT POLICIES. Our managed assets are equal to the net asset value of our common shares plus the liquidation preference of the New Series Th Preferred Shares and any other of our preferred shares outstanding and the principal amount of any borrowings outstanding. Generally, in normal market conditions, we expect that: (i) at least 90% of our managed assets will be invested in income producing securities issued by hospitality and real estate companies, including common shares, preferred shares and debt; (ii) at least 25% of our managed assets will be in securities issued by hospitality companies; (iii) at least 25% of our managed assets will be securities issued by real estate companies; and
(iv) no more than 45% of our managed assets will be non-investment grade ratable debt or preferred shares.



    INVESTING IN OUR NEW SERIES TH PREFERRED SHARES INVOLVES RISKS DESCRIBED IN "RISK FACTORS" BEGINNING ON PAGE 20. THE MINIMUM PURCHASE AMOUNT OF THE NEW SERIES TH PREFERRED SHARES IS $25,000.


                                                    PER SHARE    TOTAL(1)
                                                    ---------   -----------
Public Offering Price.............................   $25,000    $
Sales Load (1)....................................   $          $
Proceeds to the Fund..............................   $          $

--------------------

(1) Sales commissions resulting from the issuance of the New Series Th Preferred Shares will be borne by the Fund. Other offering costs paid by the Fund,
    estimated to be $      , are not included in this amount. The public
    offering price per Share will be increased by the amount of distributions, if any, that have accumulated from the date the New Series Th Preferred Shares are first issued.



    The New Series Th Preferred Shares will be delivered in book-entry form
through the facilities of The Depository Trust Company, on or about       ,
2005.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


                              RBC CAPITAL MARKETS


                                  ------------

                                          , 2005

DISTRIBUTIONS AND OTHER INFORMATION. Investors in New Series Th Preferred Shares will be entitled to receive cash distributions at an annual rate that may vary for the successive rate periods for the New Series Th Preferred Shares. The
distribution rate for the initial rate period will be    %. The initial
distributions will be paid on       , 2005, and the initial rate period will be
      days from the date of issuance, which is       , 2005. For subsequent rate
periods, the New Series Th Preferred Shares will pay distributions based on a rate set at auctions. These auctions will usually be held every seven days. Except for the initial rate period and the initial distribution rate, the New Series Th Preferred Shares the same terms as the currently outstanding Series Th preferred shares. Series Th Preferred Shares have a liquidation preference of $25,000 per Share, plus any accumulated, unpaid distributions. As of August 25, 2005, we had outstanding 680 Series Th auction preferred shares, par value $.0001 per share (the "Outstanding Series Th Preferred Shares" and together with New Series Th Preferred Shares, the "Preferred Shares"). Distributions on Outstanding Series Th Preferred Shares have been paid when due from the date of issuance of the Outstanding Series Th Preferred Shares through August 25, 2005. Preferred Shares have priority over the Fund's common shares as to distribution of assets as described in this prospectus. See "Description of New Series Th Preferred Shares."



    After the initial rate period described in this prospectus, investors may buy or sell New Series Th Preferred Shares through an order placed at auction with or through a broker-dealer in accordance with the procedures specified in this prospectus. Subsequent to the initial rate period, the Fund intends to hold one auction per subsequent rate period for both the New Series Th Preferred Shares and the Outstanding Series Th Preferred Shares.



    You should review carefully the detailed information regarding the auction procedures which appears in this prospectus and our Statement of Additional Information ("SAI") and should note that (i) an order placed at an auction constitutes an irrevocable commitment to hold, purchase or sell Preferred Shares based upon the results of the related auction, (ii) settlement for purchases and sales will be on the business day following the auction and (iii) ownership of Series Th Preferred Shares will be maintained in book-entry form by or through The Depository Trust Company ("DTC") (or any successor securities depository). The New Series Th Preferred Shares are redeemable, in whole or in part, at our option on the second business day prior to any date distributions are paid on the New Series Th Preferred Shares, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid distributions at the date of redemption. See "Description of New Series Th Preferred Shares--Redemption."



    You should read this prospectus, which contains important information about us, before deciding whether to invest in our New Series Th Preferred Shares, and
retain it for future reference. Our SAI, dated       , 2005, containing
additional information about us, has been filed with the Securities and Exchange Commission, or SEC, and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 55 of this prospectus, reports to shareholders, and other information about the Fund, and make shareholder inquiries by calling 1-866-790-8165 or 1-617-332-9530, by writing to us or from the Fund's website (http://www.rmrfunds.com). You can get the same information free from the SEC's EDGAR database on the Internet (http://www.sec.gov).



    The Preferred Shares, including the New Series Th Preferred Shares, will be senior to our outstanding common stock, and the New Series Th Preferred Shares will rank equally with our Outstanding Series Th Preferred Shares. The New Series Th Preferred Shares will not be listed on an exchange. Our common shares are traded on the American Stock Exchange ("AMEX") under the symbol "RHR." It is a condition of closing this offering that the New Series Th Preferred Shares at the time of closing carry ratings of AAA from Fitch Ratings, Inc., or Fitch, and of Aaa from Moody's Investors Service, Inc., or Moody's.


NON-INVESTMENT GRADE RATABLE SECURITIES. Under normal market conditions and after an investment period following this offering, we expect up to 45% of our investments may be in below investment grade, high yield securities, including high yield bonds (commonly known as "junk bonds"), preferred securities, convertible debt and preferred securities and non-investment grade asset or mortgage backed securities and unrated securities considered by our Advisor to be of comparable quality. Below investment grade securities are considered to be speculative with respect to capacity to pay interest and dividend income and repay principal. Investments in non-investment grade securities involve greater risk than investments in higher rated securities.


OUR NEW SERIES TH PREFERRED SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY.


                           --------------------------

                               TABLE OF CONTENTS


                                PAGE
                              --------
Prospectus Summary...........     4
Financial Highlights.........    16
The Fund.....................    18
Use of Proceeds..............    18
Capitalization...............    19
Risk Factors.................    20
Investment Objectives and
  Policies...................    28
Interest Rate Transactions...    31
Management of the Fund.......    33
Description of New Series Th
  Preferred Shares...........    35


                                PAGE
                              --------
The Auction..................    44
Description of Common
  Shares.....................    48
Certain Provisions in the
  Declaration of Trust.......    48
Repurchase of Fund Shares....    50
Tax Matters..................    50
Underwriting.................    53
Custodian and Transfer
  Agents.....................    54
Legal Matters................    54
Table of Contents of the
  Statement of Additional
  Information................    55


    You should rely only on the information contained in or incorporated by reference into this prospectus. We have not, and the underwriter has not, authorized anyone to provide you with different information. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this prospectus is accurate as of any date other than the date on the cover page of this prospectus. If a material change occurs in our business, financial condition, results of operations or prospects during the period when a prospectus is required to be delivered when effecting transactions in our New Series Th Preferred Shares, we will be required under the Federal securities laws to amend our prospectus to reflect such change and an updated prospectus will be delivered by those persons required to deliver a prospectus.

                               PROSPECTUS SUMMARY


    THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN OUR NEW SERIES TH PREFERRED SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, ESPECIALLY THE INFORMATION SET FORTH AT "RISK FACTORS."



The Fund..........................  RMR Hospitality and Real Estate Fund is a non-diversified, closed end management investment company that commenced
                                    operations in April 2004. Our common shares are traded on the
                                    AMEX under the symbol "RHR." The Fund issued 680 Series Th preferred shares on June 14, 2004 (the "Outstanding Series Th
                                    Preferred Shares"). As of August 25, 2005, the Fund had
                                    2,485,000 common shares outstanding and net assets, plus the liquidation value of the Outstanding Series Th Preferred
                                    Shares, of $74.5 million.

The Offering......................  We are offering shares of preferred stock, par value $.0001 per share, which have been designated Series Th auction preferred shares, with a purchase price of $25,000 per share. The shares of preferred stock offered hereby are called "New Series Th
                                    Preferred Shares" in the rest of this prospectus. The
                                    Outstanding Series Th Preferred Shares and the New Series Th
                                    Preferred Shares are referred to collevtively as "Preferred
                                    Shares" in the rest of this prospectus. Except for the initial rate period and the initial dividend rate, the New Series Th
                                    Preferred Shares have the same terms as the Outstanding Series
                                    Th Preferred Shares. The New Series Th Preferred Shares are
                                    offered through RBC Dain Rauscher Inc. ("Underwriter"). See
                                    "Underwriting."

                                    Issuance of the New Series Th Preferred Shares represents
                                    additional leverage financing of the Fund. The New Series Th
                                    Preferred Shares entitle their holders to receive cash
                                    distributions at an annual rate that may vary for the
                                    successive rate periods for the New Series Th Preferred Shares.
                                    In general, except as described under "--Distributions and Rate
                                    Periods" below and "Description of New Series Th Preferred
                                    Shares--Distributions and Rate Periods," the rate period for the New Series Th Preferred Shares will be seven days. The auction agent ("Auction Agent") will determine the distribution rate for a particular rate period based on an auction conducted on the business day next preceding the first day of that rate period. See "The Auction."

                                    The New Series Th Preferred Shares will not be listed on an exchange. Instead, investors may buy or sell New Series Th
                                    Preferred Shares in an auction by submitting orders to broker-
                                    dealers that have entered into an agreement with the Auction
                                    Agent "Broker-Dealers") or to a broker-dealer that has entered into an agreement with a Broker-Dealer.

                                    Investors in New Series Th Preferred Shares will not receive certificates representing ownership of their shares. DTC or its nominee for the account of the investor's Broker-Dealer will maintain record ownership of New Series Th Preferred Shares in book-entry form. An investor's Broker-Dealer, in turn, will maintain records of that investor's beneficial ownership of New
                                    Series Th Preferred Shares.

                                    Our primary investment objective is to earn and pay to our
Investment Objectives.............  common shareholders a high level of current income by investing in hospitality and real estate companies. Generally, a
                                    hospitality company is a company which derives at least 50% of its revenue directly or indirectly from or has at least 50% of its assets invested in businesses related to lodging, dining, recreation or entertainment services. Hospitality companies include, but are not limited to, companies that own, operate, franchise or support hotels, resorts, clubs, tourism,
                                    restaurants, recreation and cruise lines. Generally, a real estate company is a company which derives at least 50% of its revenue directly or indirectly from real estate or has at least
                                    50% of its assets represented by ownership of real estate. If a company qualifies as both a hospitality company and a real estate company, our investments in securities of that company will be classified by our Advisor as either hospitality or real estate investments. Capital appreciation is our secondary
                                    objective. There can be no assurance that we will achieve these objectives. Our investment objectives are fundamental policies and cannot be changed without shareholder approval.

Investment Strategy and Use of
  Proceeds........................  We intend to use the proceeds of this offering to make investments in securities issued by hospitality and real estate companies. We expect that substantially all of the proceeds of this offering will be invested, in accordance with our
                                    investment objectives, within three months from the time of closing of this offering. Generally, under normal market
                                    conditions, our investment strategies will be as follows:

                                    -    At least 90% of our managed assets will be invested in
                                         income producing common shares, preferred shares and debt
                                         securities, including convertible preferred and debt
                                         securities, issued by hospitality and real estate
                                         companies. Managed assets not so invested will be invested in other debt, equity securities and money market
                                         instruments.

                                    -    At least 25% of our managed assets will be invested in
                                         securities issued by hospitality companies.

                                    -    At least 25% of our managed assets will be invested in
                                         securities issued by real estate companies, including real estate investment trusts, or REITs.

                                    -    We expect that our investments in hospitality company
                                         securities will be predominantly debt and preferred
                                         securities. We expect that our investments in real estate
                                         company securities will be predominantly common and
                                         preferred securities issued by REITs. REITs generally pay
                                         high distributions as compared to other companies because
                                         of tax regulations that require REITs to distribute at
                                         least 90% of their taxable income. We intend to use the
                                         combination of dividends and interest to meet our
                                         objective of high current income.

                                    -    The preferred shares and debt securities in which we may
                                         invest are sometimes referred to as "ratable securities."
                                         We will not invest in non-investment grade ratable
                                         securities if, as a result of the investment, more than
                                         45% of our managed assets would be invested in
                                         non-investment grade ratable securities including high
                                         yield bonds (commonly referred to as "junk bonds"),
                                         convertible debt securities, preferred securities (whether convertible or not) and non-investment grade asset or
                                         mortgage backed securities. A ratable security will be
                                         considered non-investment grade if it is not rated Baa3,
                                         BBB-, BBB- or higher by at least one of Moody's Investors
                                         Service, Inc., ("Moody's"), Standard & Poor's, a division
                                         of The McGraw-Hill Companies, Inc. ("S&P") or Fitch
                                         Ratings, Inc. ("Fitch"), respectively, or if it is unrated but considered to be of comparable quality by our Advisor.

                                    -    In anticipation of, or in response to, adverse market
                                         conditions or for cash management purposes, we may
                                         temporarily hold all or any portion of our assets in cash, money market instruments, commercial paper, shares of
                                         money market funds, investment grade bonds or other
                                         investment grade debt securities, including government
                                         securities. Our investment objectives may not be achieved
                                         during these times.

                                    -    In connection with our use of leverage, we may enter into
                                         interest rate swap or cap transactions or purchase or sell futures or options on futures.

                                    -    We will not invest in the securities of Hospitality
                                         Properties Trust or any company managed by REIT
                                         Management, or any other affiliate of our Advisor.

Ratings of Preferred Shares.......  The New Series Th Preferred Shares will carry a rating of Aaa from Moody's and AAA from Fitch at the time of closing. There can be no assurance that the New Series Th Preferred Shares will carry a rating of Aaa from Moody's and AAA from Fitch at all times in the future. These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares inasmuch as the ratings do not
                                    comment as to market price

                                    or suitability for a particular investor. The ratings also do not address the likelihood that an owner of New Series Th
                                    Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on information furnished to
                                    Moody's and Fitch by us and our Advisor and information
                                    obtained from other sources. The ratings may be changed,
                                    suspended or withdrawn at the rating agencies' discretion as a result of changes in, or the unavailability of, such
                                    information. See "Description of New Series Th Preferred
                                    Shares--Rating Agency Guidelines and Asset Coverage."

Investment Advisor................  Our Advisor is our investment manager. As of August 25, 2005 our Advisor managed a total of four closed end funds with
                                    managed assets in the aggregate of $362 million.

                                    Our Advisor is an affiliate of Reit Management. Reit Management has been in business since 1986 and provides management
                                    services to Hospitality Properties Trust, a REIT which owns hospitality properties, HRPT Properties Trust, a REIT which owns office and industrial buildings, and Senior Housing
                                    Properties Trust, a REIT which owns senior housing properties, and to other real estate related businesses. Together these entities have invested over $11 billion in real estate in
                                    nearly 900 properties, containing approximately 81 million square feet of space, in 42 states of the U.S.,
                                    Washington, D.C., Puerto Rico and Ontario, Canada. Personnel of
                                    the Advisor who are responsible for our day to day operations and who contribute to our investment decisions are also
                                    involved in the operations of Reit Management. We believe that their experience in direct ownership and management of real estate, including the management of Hospitality Properties, may afford us a competitive advantage in evaluating the securities which are issued by hospitality and real estate companies.

                                    We pay our Advisor a monthly fee equal to an annual rate of
                                    0.85% of our average daily managed assets (i.e., the net asset value of our common shares plus the liquidation preference of our Preferred Shares and the principal amount of any borrowings outstanding). Because this fee is calculated on the basis of our managed assets, our use of leverage, including the issuance of New Series Th Preferred Shares, increases the fee paid to our Advisor. Our Advisor has agreed to waive its fees equal to an annual rate of 0.25% of our average daily managed assets until April 27, 2009.

Custodian.........................  State Street Bank and Trust Company serves as custodian of our assets.

Administration and
  Subadministration...............  Our Advisor also acts as our administrator. Substantially all administrative activities are conducted on our behalf by State
                                    Street Bank and Trust Company, as subadministrator.

Transfer Agent....................  The Bank of New York will serve as our transfer agent with respect to our New Series Th Preferred Shares.

Auction Agent.....................  The Bank of New York will also serve as our auction agent.

Principal Risks...................  AUCTION RISK. If an auction fails you may not be able to sell some or all of your New Series Th Preferred Shares. Neither the
                                    Broker-Dealers, as defined in our Amended and Restated Bylaws
                                    (the "bylaws"), nor we are obligated to purchase New Series Th
                                    Preferred Shares in an auction or otherwise, nor are we
                                    required to redeem New Series Th Preferred Shares in the event of a failed auction.

                                    SECONDARY MARKET RISK. If you try to sell your New Series Th
                                    Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for your purchase price plus accumulated and unpaid
                                    distributions, especially when market interest rates are
                                    rising. If we designate a special rate period, changes in
                                    interest rates are more likely to affect the price you would receive if you sold your shares in the secondary market. You may transfer your shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into an agreement with a Broker-Dealer. Broker-Dealers are not required to maintain a market for New Series Th Preferred Shares.

                                    RATINGS AND ASSET COVERAGE RISK. A rating agency could
                                    downgrade or withdraw its rating of the New Series Th Preferred
                                    Shares, which could affect their liquidity and their value in a secondary market. The value of our investment portfolio may decline, reducing the asset coverage for the Preferred Shares.
                                    We may be forced to redeem your New Series Th Preferred Shares to meet regulatory or rating agency requirements or may
                                    voluntarily redeem your New Series Th Preferred Shares.

                                    LEVERAGE RISK. Our leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. For example, if short term interest rates rise, distribution rates on the Preferred Shares set at auction may rise so that the amount of distributions to be paid to holders of Preferred Shares ("Preferred
                                    Shareholders") exceeds the income from our investment
                                    portfolio.

                                    If the value of our investment portfolio declines, our asset coverage for the Preferred Shares will decline.

                                    In addition to the risks described above, certain risks of investing affect your investment and may limit our ability to pay Preferred Share distributions, reduce the value of our investment portfolio, impair our ability to meet our asset coverage requirements on the

                                    Preferred Shares or make your investment in New Series Th
                                    Preferred Shares more volatile. These risks include:

                                    LIMITED OPERATING HISTORY. We commenced operations in April
                                    2004.

                                    CONCENTRATION OF INVESTMENTS. Our portfolio is and will be concentrated in the hospitality and real estate industries. A decline in the revenues or profitability of the hospitality industry or in the market value of real estate generally is likely to cause a decline in the value of our investment
                                    portfolio and reduce asset coverage for the Preferred Shares.
                                    Certain issuers whose securities we purchase may be active in both the real estate and hospitality industries and thus may be exposed to the risks affecting both industries.

                                    NON-DIVERSIFICATION RISK. Our investment portfolio is and will be focused upon securities in only two industries. Also,
                                    because we are non-diversified under the Investment Company Act of 1940, as amended, or the 1940 Act, we can invest a greater percentage of our assets in securities of a single company than can a diversified fund. Accordingly, the value of our
                                    investment portfolio and your investment in our New Series Th
                                    Preferred Shares may be more volatile than an investment in a diversified fund.

                                    HOSPITALITY INDUSTRY RISKS. Our investment focus on hospitality securities creates risks, including the following:

                                    -    Much of the hospitality industry is highly dependent upon
                                         business travel and entertainment spending. Economic
                                         declines or the anticipation of economic declines can
                                         bring rapid declines in the levels of travel and
                                         entertainment spending.

                                    -    Many segments of the hospitality industry are dependent
                                         upon travel, particularly the airline industry. If airline travel is significantly reduced because of safety concerns as occurred after the terrorist attack on the United
                                         States on September 11, 2001, the hospitality industry
                                         will be negatively affected, and the value of hospitality
                                         industry securities in which we invest may decline.

                                    -    Some parts of the hospitality industry are vulnerable to
                                         rapid changes in consumer tastes and preferences. For
                                         example, hotels generally require high levels of capital
                                         expenditures to remain up to date and competitive; and
                                         these capital expenditures can affect the profitability of hotels and the values of securities which we may own.

                                    REAL ESTATE RISKS. Our investment focus on real estate
                                    securities creates risks, including the following:

                                    -    Securities of companies that own office or industrial
                                         buildings are vulnerable to changes in office or
                                         industrial occupancies and rents; securities of companies
                                         that own healthcare facilities may be highly dependent
                                         upon Medicare or Medicaid payments

                                         which are subject to changes in government policies;
                                         securities of companies that own retail properties are
                                         vulnerable to changes in consumer spending practices and
                                         to bankruptcies of large retail firms; securities of
                                         companies that own apartment buildings are affected by
                                         changes in housing market conditions; and securities of
                                         companies that own other types of real estate are subject
                                         to risks associated with that type of real estate.

                                    -    Real estate companies in which we will invest are
                                         susceptible to other special risks. For example: real
                                         estate taxes and property insurance costs have increased
                                         materially in the past few years; environmental laws have
                                         made real estate owners responsible for clean up costs
                                         which can be material; and other laws require real estate
                                         owners to incur capital expenditures, such as laws that
                                         require access for disabled persons.

                                    BELOW INVESTMENT GRADE SECURITIES RISKS. We may invest up to
                                    45% of our managed assets in ratable securities which are below investment grade. In addition, none of the common equity
                                    securities in which we will invest are expected to be rated.
                                    These investments should be considered speculative. Because we will invest in speculative securities, our investments will involve a greater risk of loss than investments in only higher rated securities.

                                    SMALL COMPANY RISKS. Many hospitality and real estate companies in which we will invest may be smaller and have more debt than companies traded in the equity markets as a whole. Smaller equity capitalization and more leverage may mean that
                                    securities issued by hospitality and real estate companies may be more volatile than securities issued by larger or less
                                    leveraged companies.

                                    LIQUIDITY RISKS. A significant part of our investments,
                                    especially our investments in hospitality securities, may be in debt securities. Some of the debt securities in which we invest may not be registered with the SEC, some may not be regularly traded and some may have no established trading market because they are new issues or for other reasons. Investments in these types of illiquid securities involve special risks. For
                                    example, we may not be able to quickly dispose of these
                                    securities at prices which we might be able to obtain if they were widely traded. If we want to sell illiquid investments but are unable to do so, we may need to increase our leverage or sell other investments, either of which could increase other risks, reduce our net asset value or limit our future potential returns. Limited liquidity can also depress the market price of securities and, as a result could depress your investment in our New Series Th Preferred Shares, our ability to use leverage and our capacity to make distributions to our shareholders.

                                    FINANCIAL MARKET RISK. Your investment in our New Series Th
                                    Preferred Shares will represent an indirect investment in the hospitality and real estate securities owned by us. Some of the securities we will own will be traded on a national securities exchange or in the over-the-counter markets. The prices of the securities in which we will invest will fluctuate from day to day and may decline in value. The net asset value of the Fund may be affected by a decline in financial markets in general.
                                    Our use of preferred shares is leverage, which magnifies
                                    financial market risk.

                                    CREDIT RISK. Our ability to collect payments due to us on our investments in debt and other ratable securities, and the
                                    market value of those securities, generally are dependent upon the creditworthiness of the issuer. The risk that an issuer does not make payments is known as credit risk. Generally, lower rated securities have greater associated credit risk than higher rated securities. If an issuer suffers adverse changes to its financial condition, the market value of that issuer's ratable securities generally will decline. If a rating agency lowers its rating of a security, the market value of that
                                    security generally will decline. If these conditions exist for securities we own, your investment in our New Series Th
                                    Preferred Shares may decline.

                                    INTEREST RATE RISKS. When interest rates rise, the market
                                    values of dividend and interest paying securities usually fall.
                                    Because most of our investments will be in dividend and
                                    interest paying securities, and because we expect to make
                                    distributions to our shareholders, both our net asset value and the asset coverage for the Preferred Shares are likely to
                                    decline when interest rates rise. A material decline in our asset value may impair our ability to maintain required minimum levels of asset coverage for the Preferred Shares.

                                    We may mitigate, but are unlikely to eliminate, the interest rate risk associated with a rising level of required
                                    distributions on our Preferred Shares by investing in interest rate hedges. Interest rate risks may be magnified if we hedge interest rates based upon expectations concerning interest rates that prove inaccurate.

                                    REDEEMABLE SECURITIES RISKS. We expect that most of the
                                    preferred securities in which we will invest will provide their issuer a right of redemption at a fixed price. If the issuers exercise their redemption rights, we may not realize the value for any premium we may have paid for these securities.

                                    MORTGAGE OR COLLATERAL BACKED SECURITIES RISKS. Securities
                                    which are secured by mortgages or interests in a pool of other securities have a value that is highly dependent upon the value of the underlying real estate or other collateral. Repayment of mortgage backed securities at final maturity is often highly dependent upon sale of collateral or replacement financing. If we invest in mortgage or collateral backed securities, we will likely purchase mortgage

                                    backed or collateralized securities which are subordinated as to payments and other rights to senior classes, which subject the subordinated classes to materially greater risk of
                                    non-payment than senior classes.

                                    ANTI-TAKEOVER PROVISIONS. Our Agreement and Declaration of
                                    Trust (the "declaration of trust") and bylaws contain
                                    provisions which limit the ability of any person to acquire control of us or to convert us to an open end fund. If we are converted to an open end investment company, we will be
                                    required to redeem your New Series Th Preferred Shares.

                                    MARKET DISRUPTION RISK. Volatility in securities markets
                                    precipitated by terrorist attacks, war or other world events such as those that occurred in 2001, 2002 and 2003 may have long term negative effects on those markets. The value of
                                    securities in which we intend to invest and your New Series Th
                                    Preferred Shares may be more volatile or decline in the event of future terrorist activity, war or instability.

Distributions and Rate Periods....  For the New Series Th Preferred Shares, the initial
                                    distribution rate per annum is    %, the initial distribution
                                    payment date is       , 2005, and the initial rate period is
                                          days. For subsequent rate periods, the New Series Th
                                    Preferred Shares will pay distributions based on a rate set at auctions normally held every seven days. Subsequent to the initial rate period, the Fund intends to hold one auction per subsequent rate period for both the New Series Th Preferred
                                    Shares and the Outstanding Series Th Preferred Shares.

                                    In most instances, distributions are payable on the first
                                    business day following the end of the rate period. The rate set at an auction will not exceed a maximum rate (which is
                                    determined in accordance with procedures described in our
                                    bylaws).

                                    Distributions on New Series Th Preferred Shares will be
                                    cumulative from the date the shares are first issued and will be paid only out of legally available funds.

                                    We may designate a special rate period of more than seven days if we provide notice to the Auction Agent, have sufficient clearing bids at the auction and deposit funds with the Auction
                                    Agent for any redemption. In addition, full cumulative
                                    distributions, any amounts due with respect to mandatory
                                    redemptions and any additional distributions payable prior to such date must be paid in full. The distribution payment dates for special rate periods will be set out in the notice
                                    designating a special rate period. We may designate a special rate period if market conditions indicate that a

                                    longer rate period would provide us greater stability or
                                    attractive distribution rates.

                                    See "Description of New Series Th Preferred
                                    Shares--Distribution and Rate Periods" and "The Auction."

                                    The Series New Th Preferred Shares will not be listed on an exchange. Instead, you may place orders to buy or sell
                                    Preferred Shares at an auction that normally is held on the last business day of the preceding rate period by submitting orders to a Broker-Dealer, or to a broker-dealer that has
                                    entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other
                                    broker-dealers may maintain a secondary trading market in New
                                    Series Th Preferred Shares outside of auctions, but may
                                    discontinue this activity at any time. There is no assurance that a secondary market will exist or, if one does exist, that it will provide Preferred Shareholders with liquidity. You may transfer New Series Th Preferred Shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                                    The first auction date for the New Series Th Preferred Shares
                                    is       , 2005, and each subsequent auction will normally be
                                    held for those shares every seven days. The first auction date for the New Series Th Preferred Shares will be the business day before the distribution payment date for the initial rate
                                    period for those shares. The start date for subsequent rate periods normally will be the business day following the auction date unless the then-current rate period is a special rate period.

Asset Maintenance.................  Under our bylaws, which establish the rights and preferences of the New Series Th Preferred Shares, we must maintain:

                                    -    asset coverage for the Preferred Shares as required by
                                         Moody's and Fitch or by any other rating agency rating the
                                         Preferred Shares, and

                                    -    asset coverage (as defined in the 1940 Act) of at least
                                         200% with respect to senior securities that are stock,
                                         including the Preferred Shares.

                                    In the event that we do not maintain these coverage tests or cure any deficiencies in the time allowed, some or all of the
                                    Preferred Shares will be subject to mandatory redemption. See
                                    "Description of New Series Th Preferred
                                    Shares--Redemption--Mandatory Redemption."

                                    Based on the composition of our portfolio as of June 30, 2005, the asset coverage of the Preferred Shares, as measured
                                    pursuant to the 1940 Act would be approximately 306% assuming we issue 440 New Series Th Preferred Shares, representing, together with the

                                    Outstanding Series Th Preferred Shares, approximately 33% of our average daily total assets, minus liabilities other than any aggregate indebtedness that is entered into for purposes of leverage.

Voting Rights.....................  The 1940 Act requires that the holders of the New Series Th
                                    Preferred Shares and any other preferred shares (including the
                                    Outstanding Series Th Preferred Shares) of the Fund, voting as a separate class, have the right to elect at least two trustees of the Fund and to elect a majority of the trustees at any time when two years' distributions on the New Series Th Preferred
                                    Shares or any other preferred shares (including the Outstanding
                                    Series Th Preferred Shares) are unpaid.

                                    As required under our declaration of trust, bylaws and the 1940
                                    Act, certain other matters must be approved by a vote of all shareholders of all classes voting together and by a vote of the holders of New Series Th Preferred Shares and any other preferred shares (including the Outstanding Series Th Preferred
                                    Shares) of the Fund tallied separately. Each common share, each
                                    New Series Th Preferred Share, each Outstanding Series Th
                                    Preferred Share and each share of any other series of preferred shares of the Fund is entitled to one vote per share. See
                                    "Description of New Series Th Preferred Shares--Voting Rights"
                                    and "Certain Provisions in the Declaration of Trust."

Redemption........................  Although we will not ordinarily redeem Preferred Shares, we may determine to redeem Preferred Shares, and we may be required to redeem Preferred Shares if, for example, we do not meet an asset coverage ratio required by law or required by our bylaws or in order to correct a failure to meet a rating agency
                                    guideline in a timely manner. See "Description of New
                                    Series Th Preferred Shares--Redemption--Mandatory Redemption."
                                    We also may redeem Preferred Shares voluntarily in certain circumstances. See "Description of New Series Th Preferred
                                    Shares--Redemption--Optional Redemption."

Liquidation.......................  The liquidation preference of the New Series Th Preferred
                                    Shares is $25,000 per share, plus an amount equal to
                                    accumulated but unpaid distributions (whether or not declared by us). See "Description of New Series Th Preferred
                                    Shares--Liquidation."

Federal Income Taxation...........  The New Series Th Preferred Shares will constitute stock, and distributions by us with respect to the New Series Th Preferred
                                    Shares will generally constitute dividends to the extent of our current or accumulated earnings and profits as calculated for federal income tax purposes. A majority of our investments generate income that is treated for tax purposes as ordinary income and capital gains for individuals and corporations. We expect that less than a majority of our investment income, and therefore less than a majority of our distributions, will be taxable as qualified

                                    dividend income ("QDI"); as dividends received deduction
                                    ("DRD") eligible; or as capital gains distributions, and
                                    consequently a majority of our distributions will be taxable as ordinary income to holders. Distributions of net capital gain
                                    (the excess of net long term capital gain over net short term capital loss) that we designate as capital gain dividends will be treated as long term capital gains in the hands of holders receiving such distributions. The Internal Revenue Service
                                    ("IRS") currently requires that a regulated investment company that has two or more classes of stock disregard
                                    disproportionate allocations between such classes of each type of its income (such as ordinary income and capital gains) and instead allocate to each such class proportionate amounts of each type of its income based upon the percentage of total dividends distributed to each class for the taxable year.
                                    Accordingly, we intend each taxable year to allocate capital gain dividends for tax purposes among our common shares, our
                                    New Series Th Preferred Shares and our Outstanding Series Th
                                    Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. We have made application for a grant of exemptive relief by the SEC from certain requirements of the 1940 Act. If we are not granted this exemptive relief, we may be required to pay tax on capital gains and our shareholders may be treated as having received ordinary income dividends in respect of these capital gains.
                                    See "Tax Matters" in this prospectus and also "Distributions on
                                    Common Shares--Level Dividend Rate Policy," "Distributions on
                                    Common Shares--Managed Dividend Policy," and "Tax Matters" in
                                    the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a common share outstanding throughout the indicated period and other performance information derived from
our financial information included in the SAI dated       , 2005.

    Information contained in the table below under the headings "Per Common Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund for the six month period ended June 30, 2005 and the audited operating performance of the Fund from the commencement of our investment operations through December 31, 2004, as audited by Ernst & Young LLP.


                                                                                FOR THE PERIOD
                                                          SIX MONTHS ENDED   APRIL 27, 2004 (A) TO
                                                           JUNE 30, 2005       DECEMBER 31, 2004
                                                          ----------------   ---------------------
                                                            (UNAUDITED)
PER COMMON SHARE OPERATING PERFORMANCE (B)
Net asset value, beginning of period....................      $ 22.94               $ 19.28(c)
                                                              -------               -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (d)...............................         0.85 (e)              0.71
Net realized and unrealized appreciation on
  investments...........................................         0.37 (e)              3.95
Distributions to preferred shareholders from:
  Net investment income.................................        (0.10)(e)             (0.06)
  Net realized gain on investments......................           -- (e)             (0.01)
                                                              -------               -------
Net increase in net asset value from operations.........         1.12                  4.59
Less: Distributions to common shareholders from:
  Net investment income.................................        (0.75)(e)             (0.65)
  Net realized gain on investments......................           -- (e)             (0.10)
Common share offering costs charged to capital..........           --                 (0.04)
Preferred share offering costs charged to capital.......           --                 (0.14)
                                                              -------               -------
Net asset value, end of period..........................      $ 23.31               $ 22.94
                                                              =======               =======
Market price, beginning of period.......................      $ 19.98               $ 20.00
                                                              =======               =======
Market price, end of period.............................      $ 19.70               $ 19.98
                                                              =======               =======
TOTAL RETURN (F)
Total investment return based on:
  Market price (g)......................................         2.58%                 3.93%
  Net asset value (g)...................................         5.10%                23.16%
RATIOS/SUPPLEMENTAL DATA:
Preferred shares, liquidation preference ($25,000 per
  share) (000s).........................................      $17,000               $17,000
Net assets attributable to common shares, end of period
  (000s)................................................      $57,919               $57,005
Ratio to average net assets attributable to common
  shares (h) of:
  Net investment income, before total preferred share
    distributions (d)...................................         7.71%(e)              4.96%
  Total preferred share distributions...................         0.88%                 0.50%
  Net investment income, net of preferred share
    distributions (d)...................................         6.83%(e)              4.46%
  Expenses, net of fee waivers..........................         1.73%                 1.86%
  Expenses, before fee waivers..........................         2.05%                 2.18%
Portfolio turnover rate.................................         5.16%                20.83%


--------------------

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Net asset value at April 27, 2004, reflects the deduction of the average sales load and offering costs of $0.72 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering costs of $0.90 per share on 2,000,000 common shares sold to the public and no sales load or offering costs on 480,000 common shares sold to affiliates of RMR Advisors for $20 per share.

(d) Amounts are net of expenses waived by our Advisor.


(e) As discussed in Note A(7) to the financial statements, these amounts are subject to change to the extent 2005 distributions by the issuers of the Fund's investments that are characterized as capital gains and return of capital.


(f) Total returns for periods less than one year are not annualized.


(g) Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; distributions are assumed to be reinvested at market prices. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV. Results represent past performance and do not guarantee future results. Total return would have been lower if our Advisor had not contractually waived a portion of its investment advisory fee.


(h) Annualized.

          See financial information and accompanying notes in our SAI.

                                    THE FUND


    We are a non-diversified, closed end management investment company registered under the 1940 Act. We were organized as a Massachusetts business trust on January 27, 2004. We issued an aggregate of 2,480,000 common shares, par value $0.001 per share, pursuant to the initial public offering thereof and commenced operations in April 2004. Our common shares are traded on the AMEX under the symbol "RHR." On June 14, 2004, we issued 680 Outstanding Series Th Preferred Shares. Our principal business location is 400 Centre Street, Newton, Massachusetts 02458, and our telephone number is 617-332-9530.


    The following provides information about our outstanding shares as of , 2005:


                                                           AMOUNT HELD BY
                                              AMOUNT        THE FUND FOR        AMOUNT
TITLE OF CLASS                              AUTHORIZED      ITS ACCOUNT       OUTSTANDING
--------------                             ------------   ----------------   -------------
Common...................................       *                0             2,485,000
Preferred................................       *                0                   680


--------------------


* An unlimited number of capital shares of beneficial interest of the Fund are authorized under our declaration of trust. Our board of trustees may classify or reclassify any unissued shares of beneficial interest from time to time without shareholder approval into one or more classes of preferred or other shares of beneficial interest by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, or terms of redemption of such shares of beneficial interest. The board of trustees has classified 8,000 shares of beneficial interest as preferred shares, and has authorized the issuance of 680 Outstanding Series Th Preferred Shares previously and an additional 440 New Series Th Preferred Shares which are being offered pursuant to this prospectus.


                                USE OF PROCEEDS


    Assuming we sell 440 New Series Th Preferred Shares in this offering, the net proceeds of this offering of New Series Th Preferred Shares will be $10.8 million after payment of the sales load and the estimated offering expenses. We expect to invest the net proceeds of the offering in a manner consistent with the investment objectives and policies described in this prospectus. We currently anticipate that we will be able to invest substantially all of the net proceeds within three months after the closing of this offering. Pending investment in accordance with our investment objectives and policies, we anticipate that the net proceeds will be invested in U.S. government securities or other high quality, short term money market instruments, including shares of money market funds managed by the Underwriter.

                                 CAPITALIZATION


    The following table sets forth our unaudited capitalization as of June 30, 2005, and as adjusted as of June 30, 2005, to give effect to the issuance of an assumed amount of 440 New Series Th Preferred Shares offered in this prospectus. The total offering expenses paid by us with respect to this offering, including the sales load, are estimated to be $244,000 and such expenses will be deducted from our common shareholders' equity.



                                                                ACTUAL      AS ADJUSTED
                                                              -----------   ------------
                                                              (UNAUDITED)   (UNAUDITED)
Preferred Shares, par value $.0001 per share (680
  Outstanding Series Th Preferred Shares issued and
  outstanding; 1,120 Preferred Shares issued and outstanding as adjusted (including 680 Outstanding Series Th Preferred
  Shares and 440 New Series Th Preferred Shares), at $25,000
  per share liquidation preference).........................  $17,000,000   $28,000,000
Common shareholders' equity:
Common shares, par value, $.001 per share (2,485,000 shares
  issued and outstanding)...................................  $     2,485   $     2,485
Capital in excess of par value attributable to common shares
  (1).......................................................   47,460,854    47,216,854
Undistributed investment income--net........................          100           100
Accumulated realized gain--net..............................    1,512,998     1,512,998
Unrealized gain on investments--net.........................    8,942,834     8,942,834
                                                              -----------   -----------
Net assets attributable to common shares (1)................  $57,919,271   $57,675,271
                                                              ===========   ===========
Managed assets (1)..........................................  $74,919,271   $85,675,271


--------------------


(1) As adjusted is net of estimated New Series Th Preferred Shares offering costs, including the sales load, of $244,000.



    In connection with the rating of our Preferred Shares, we established in our bylaws various portfolio covenants to meet rating agency guidelines. These covenants include, among other things, investment diversification and asset coverage requirements. Market factors outside our control may affect our ability to meet the criteria of rating agencies set forth in our portfolio covenants. If we violate these covenants, we may be required to cure the violation by redeeming all or a portion of the Preferred Shares. For all regulatory purposes, the Preferred Shares will be treated as stock (rather than indebtedness).

                                  RISK FACTORS


    WE ARE A NON-DIVERSIFIED, CLOSED END MANAGEMENT INVESTMENT COMPANY DESIGNED PRIMARILY AS A LONG TERM INVESTMENT AND NOT AS A TRADING VEHICLE. WE DO NOT INTEND TO BE A COMPLETE INVESTMENT PROGRAM. BECAUSE OF THE UNCERTAINTIES INHERENT IN ALL INVESTMENTS, THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE OUR INVESTMENT OBJECTIVES. ALL STOCK MARKET INVESTMENTS INVOLVE RISKS, INCLUDING THE RISK THAT YOU MAY LOSE SOME OR ALL OF YOUR INVESTMENT. YOUR NEW SERIES TH PREFERRED SHARES AT ANY TIME MAY BE WORTH LESS THAN YOU INVESTED, EVEN AFTER TAKING INTO ACCOUNT DISTRIBUTIONS WHICH MAY BE DUE TO YOU. BEFORE DECIDING TO PURCHASE ANY OF OUR SHARES YOU SHOULD CONSIDER THE FOLLOWING MATERIAL RISKS:


RISKS OF INVESTING IN PREFERRED SHARES

AUCTION RISK


    There is no assurance that any particular auction will be successful and your ability to sell your New Series Th Preferred Shares may be largely dependent on the success of an auction. You may not be able to sell your New Series Th Preferred Shares at an auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares. Also, if you place a hold order at an auction (an order to retain New Series Th Preferred Shares) only at a specified rate, and that specified rate exceeds the rate set at the auction, you will not retain your New Series Th Preferred Shares. Additionally, if you elect to buy or retain Preferred Shares without specifying a rate below which you would not wish to continue to hold those Preferred Shares, and the auction sets a rate below the current market rate, you may receive a lower rate of return on your New Series Th Preferred Shares than the market rate. Finally, the rate period may be changed, subject to certain conditions and with notice to the holders of the Preferred Shares, which could also affect the liquidity of your investment. Neither the Broker-Dealers nor we are obligated to purchase Preferred Shares in an auction or otherwise, nor are we required to redeem Preferred Shares in the event of a failed auction. See "Description of New Series Th Preferred Shares" and "The Auction--Auction Procedures."


SECONDARY MARKET RISK


    If you try to sell your New Series Th Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for your purchase price or their $25,000 per share liquidation preference plus accrued distributions. The value of income securities typically falls when market interest rates rise, and securities with longer maturities or interest rate reset periods are often affected more than securities whose maturities or interest rate reset periods are short. Accordingly, if we designate a special rate period (a rate period of more than seven days for the Preferred Shares), changes in interest rates are more likely to affect the price you would receive if you sold your shares in the secondary market. Only Broker-Dealers or persons who have relationships with Broker-Dealers may submit bids at our Preferred Shares auctions and this restriction may limit the potential buyers for Preferred Shares, even though we do not anticipate imposing significant restrictions on transfers to other persons. Broker-Dealers that participate in a secondary trading market for Preferred Shares are not required to maintain this market, and we are not required to redeem shares if either an auction or an attempted secondary market sale fails. The New Series Th Preferred Shares will not be listed on a stock exchange or the Nasdaq Stock Market. Accordingly, there is no assurance that you will have liquidity of investment.

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RATINGS AND ASSET COVERAGE RISK


    In order to obtain ratings of Aaa and AAA from Moody's and Fitch, respectively, we must satisfy certain asset coverage and diversification requirements. See "Description of New Series Th Preferred Shares--Rating Agency Guidelines and Asset Coverage" for a more detailed description of these requirements. While it is a condition to the closing of the offering that Moody's and Fitch assign ratings of Aaa and AAA, respectively, to the New Series Th Preferred Shares, the ratings do not eliminate or mitigate the risks of investing in New Series Th Preferred Shares. A rating agency could downgrade its rating or withdraw its rating of Preferred Shares, which may make Preferred Shares less liquid at an auction or in a secondary market, although such downgrade or withdrawal may result in higher distribution rates. If a rating agency downgrades or withdraws its rating of Preferred Shares, we may alter our portfolio or redeem Preferred Shares, if appropriate, to address rating agency concerns. Moreover, the asset coverage and diversification requirements may have an impact on our investment decisions. For example, we may prefer investments which provide superior coverage and diversification to investments which may provide superior income or growth prospects.


LEVERAGE RISK


    We use leverage for investment purposes by issuing Preferred Shares. It is currently anticipated that, taking into account the New Series Th Preferred Shares being offered in this prospectus, the amount of leverage will represent, together with the Outstanding Series Th Preferred Shares, approximately 33% of our managed assets.



    Our leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage. We may from time to time consider changing the amount of our leverage in response to actual or anticipated changes in interest rates or the value of our investment portfolio. There can be no assurance that our leverage strategies will be successful.



    In addition, if the distribution rate on the Preferred Shares exceeds the net rate of return on our portfolio, our leverage will result in a lower net asset value than if we were not leveraged. Any decline in the value of our managed assets could increase the risk that we fail to meet our asset coverage requirements, that we lose our ratings on the Preferred Shares or, in an extreme case, that our current investment income is not sufficient to pay distributions on the Preferred Shares. Under such circumstances, we may be required to liquidate portfolio securities to redeem or repurchase some or all of the Preferred Shares, causing the possible realization of substantial losses and the incurrence of transaction costs. Our asset coverage requirements in some cases, may tend to restrict our flexibility to make investments.



    We have no present intent to borrow money from banks or other financial institutions or issue debt securities, although we may do so, particularly on a temporary basis, for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. If we use additional leverage and realize losses or a decline in the value of our investment portfolio, you may realize a larger loss on your investment in our New Series Th Preferred Shares than you would realize if we had not used additional leverage.

    We may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. The shares of other investment companies are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause us to bear proportionately the costs incurred by the other investment companies' operations. If these other investment companies engage in leverage, we, as a shareholder, would bear our proportionate share of the cost of such leveraging.


    Because the fee paid to our Advisor is calculated on the basis of our managed assets (which includes the liquidation preference of the Preferred Shares), the fee will be higher when leverage is utilized, and this may give our Advisor an incentive to favor the use of leverage.



    The distribution rates on our Preferred Shares will be based typically on short term interest rates. We intend to use part of the proceeds of this offering to buy securities that pay distributions to us. These distribution payments are typically, although not always, higher than short term interest rates. If short term interest rates rise, distribution rates on the Preferred Shares may rise and reduce our income. An increase in long term interest rates could cause the value of our investment portfolio to decline and reduce the asset coverage for the Preferred Shares. We may enter into interest rate swap or cap transactions with the intent to reduce the risk posed by increases in short term interest rates, but there is no guarantee that we will engage in these transactions or that these transactions will be successful in reducing interest rate risk.


PAYMENT RESTRICTIONS


    Our ability to declare and pay distributions on our Preferred Shares and our common shares is restricted by our bylaws unless, generally, we continue to satisfy asset coverage requirements and in the case of common shares, unless all accumulated dividends on Preferred Shares have been paid. See "Description of New Series Th Preferred Shares--Rating Agency Guidelines and Asset Coverage" and "Description of Common Shares." The restrictions on our distributions might prevent us from maintaining our qualification as a regulated investment company for federal income tax purposes. Although we intend to redeem Preferred Shares if necessary to meet asset coverage requirements, there can be no assurance that we will have sufficient funds to redeem or that redemptions will allow us to maintain our qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").


GENERAL RISKS OF INVESTING IN THE FUND

LIMITED OPERATING HISTORY

    We commenced operations in April 2004.

CONCENTRATION OF INVESTMENTS


    Our investment objectives has and will concentrate our portfolio in the hospitality and real estate industries. If the revenues or profitability of the hospitality industry generally decline, the market values of hospitality securities in which we have invested are likely to decline. If the value of real estate generally declines, the market values of the real estate securities in which we have invested are likely to decline. If these declines occur, they are likely to cause a decline in the value of our investment portfolio and reduce the asset coverage for the Preferred Shares.

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NON-DIVERSIFICATION RISK


    We are a non-diversified investment company. We may make a significant part of our investments in a limited number of securities, and our investments will be focused upon securities in two industries. Because our investment portfolio will be less diversified than that of most other investment companies, the value of our investment portfolio and your investment in our New Series Th Preferred Shares over time may be more volatile than an investment in a diversified fund.


HOSPITALITY INDUSTRY RISKS

    Our investment focus on hospitality securities creates risks, including the following:

    - We expect a portion of our portfolio investments will be in securities issued by companies that provide hospitality, lodging, dining or entertainment services. The hospitality industry is highly dependent upon business spending. When business managers curtail spending, travel and entertainment items are often severely reduced or eliminated. Economic declines or the anticipation of economic declines can bring rapid declines in revenue and profitability of hospitality companies.

    - Many parts of the hospitality industry are dependent upon the travel industry, particularly the airline industry. If airline travel is significantly reduced, revenue and profitability of hospitality companies are likely to be negatively impacted. For example, immediately following the September 11, 2001, terrorist attacks in the United States, the airline industry suffered severe declines and, as a consequence, many hotels realized significant declines in revenue and incurred losses. A terrorist attack or any other factor which may cause a decline in travel is likely to have an adverse impact upon the value of hospitality securities in which we invest and in the value of our shares.

    - Some parts of the hospitality industry are vulnerable to rapid changes in consumer preferences. For example, hotels generally require capital expenditures on a regular basis to remain attractive to customers. These capital requirements and changes in consumer preferences may adversely affect the value of the hospitality securities in which we invest.

REAL ESTATE RISKS

    A number of risks are created by our investment focus on real estate securities, including the following:

    - We expect a portion of our real estate portfolio investments will be in securities of companies that own office or industrial buildings. During the past year, office and industrial occupancies and rents have declined in some areas of the United States. Increases in office and industrial occupancies and rents have historically lagged general economic recoveries, and we do not expect occupancies and rents to improve in the near future.

    - We expect a portion of our real estate investments will be in securities of companies that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes. The physical characteristics of these properties and their operations are highly regulated and those regulations often require capital expenditures or restrict the profits realizable from these properties. Also, some of these properties are highly dependent upon Medicare and Medicaid payments which are subject to changes in governmental budgets and policies.

    - We expect a portion of our real estate investments will be in securities of companies that own retail properties. The values of these properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms.

    - We expect a portion of our real estate investments will be in securities of companies that own apartment buildings. The values of these properties are affected by changes in employment, and to decreased demand caused by the availability of low cost home ownership financing.

    - We expect a portion of our real estate investments will be in securities of companies that own properties that are leased on a net basis to single tenants. The value of these properties will vary with the financial strength or business prospects of their tenants.

    - We expect a portion of our real estate investments will be in securities of companies that own other types of specialized real estate, including but not limited to self-storage facilities, manufactured homes and entertainment related facilities. The values of these properties are affected by changes in consumer preferences and general economic conditions.

    - Real estate companies and their securities in which we will invest are susceptible to special risks not shared by the securities market generally. For example: real estate taxes and insurance costs are large expenses of real estate companies, and these costs have tended to increase materially within the past few years; various environmental protection laws have made real estate owners, both current and previous owners, responsible for clean up costs which can be material; and other laws require real estate owners to incur capital expenditures such as laws that require access by disabled persons.

BELOW INVESTMENT GRADE SECURITIES RISKS


    We may invest up to 45% of our managed assets in ratable securities that are below investment grade. In addition, none of our investments in common equity securities are expected to be rated. Lower rated securities tend to be more sensitive to adverse economic downturns or adverse individual company developments than more highly rated securities. Lower rated securities may provide only moderate protection of contractual or expected payments of interest, distributions, dividends or principal. For these reasons, these investments are considered speculative. Because we will invest in speculative securities, your investment in our New Series Th Preferred Shares is likely to involve a greater risk of loss than an investment in a fund that focuses only on higher rated securities. Furthermore, the secondary markets in which lower rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could lower the price at which we can sell a lower rated security or cause large fluctuations in our net asset value. If an issuer of lower rated securities defaults, we may incur additional expenses to seek recovery, or to foreclose on, take possession of and dispose of an issuer's assets, property or operations.


SMALL COMPANY RISKS

    Hospitality and real estate companies tend to be small or medium sized companies compared to companies that are traded in capital markets generally. Most hospitality and real estate companies also use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by hospitality and real estate companies may be more volatile than securities issued by larger, less leveraged companies. These facts can adversely affect our financial performance, especially if we purchase or sell large amounts of an individual security within a short time.

LIQUIDITY RISKS


    A significant portion of our portfolio of investments, especially our investment in securities of hospitality companies, may be in debt securities. Some of the debt securities in which we will invest may not be registered with the SEC, some may not be regularly traded on an established market or on any organized market and some may be new series of securities or issued by new companies and will therefore have no prior trading history. Investments in these types of illiquid securities involve special risks. For example, we may not be able to quickly dispose of these securities at prices which we might be able to obtain if these securities were widely traded on established markets. If we find the market for these investments to be illiquid at the time we determine to sell these investments to meet our distributions or our leverage or other obligations or to accommodate changes in our portfolio of investments considered desirable by our Advisor, we may need to increase our leverage or sell other investments, either of which could increase other risks, reduce our asset coverage for our Preferred Shares, reduce our net asset value or limit our future potential returns. Limited liquidity can also depress the market price of securities and, as a result, could depress our net asset value, our ability to use leverage and our capacity to make distributions to our shareholders.


FINANCIAL MARKETS RISK


    Your investment in our New Series Th Preferred Shares will represent an indirect investment in the hospitality and real estate securities owned by us. Some of the securities we will own are traded on a national securities exchange or in the over-the-counter markets. The prices of shares and other securities of hospitality and real estate companies, including REITs, and other securities in which we will invest will fluctuate from day to day and may decline in value. The net asset value of the Fund may be affected by a decline in financial markets in general. Our use of preferred shares is leverage, which magnifies financial market risk.


CREDIT RISK


    Our ability to collect payments due to us by the issuer or guarantor of our investments in debt and other ratable securities or from the counterparty to a derivatives or other contract is generally dependent upon the creditworthiness of the issuer. The risk that an issuer of a security or a contract obligor does not make anticipated payments is known as credit risk. Adverse changes to an issuer's or obligor's financial position or business prospects generally increase credit risk and lower the value of investments which are dependent upon payments from that issuer or obligor. Generally, lower rated securities have greater associated credit risk than higher rated securities. If an issuer suffers adverse changes to its financial condition, the market value of that issuer's ratable securities generally will decline. If a rating agency lowers its rating of a security, the market value of that security generally will decline. Lowered ratings from rating agencies or real or perceived declines in creditworthiness of an issuer of securities in which we invest will lower the value of our portfolio of investments and may impair our ability to maintain required levels of asset coverage for the Preferred Shares.

INTEREST RATE RISKS


    When interest rates rise, the market values of dividend paying securities usually fall. Because most of our investments will be in dividend paying securities, both our net asset value and the asset coverage for our Preferred Shares are likely to decline when interest rates rise. A material decline in our net asset value may impair our ability to maintain required levels of asset coverage for the Preferred Shares.



    We may enter into interest rate swap or cap transactions to hedge against changes in short term interest rates which affect the level of distributions on our Preferred Shares or our cost of borrowings. These hedges may mitigate, but are unlikely to eliminate, the impact of rising interest rates on our net asset value and the asset coverage for our Preferred Shares or the interest rate risk associated with a rising level of required distributions. If we enter an interest rate swap, a decline in short term interest rates may result in an increase in net amounts payable by us to the swap counterparty and a corresponding decline in the value of the swap. If we purchase an interest rate cap, a decline in short term interest rates may result in a decline in the value of the cap. If we enter into interest rate hedging transactions, a decline in short term interest rates may result in a decline in our net asset value. A material decline in our asset value may impair our ability to maintain required levels of asset coverage for the Preferred Shares. See "Interest Rate Transactions."


REDEEMABLE SECURITIES RISKS

    Many of the preferred securities in which we will invest have no maturity date, require perpetual payment of a fixed coupon and provide their issuer a right of redemption at a fixed price. Many of the debt securities in which we will invest include prepayment rights at prices either fixed or determined by formula. If we purchase these securities at a price that is in excess of their redemption price, and if issuers of these securities exercise their redemption rights, we may not realize the value for the premium we paid and we may be unable to reinvest the proceeds we receive to achieve as much income as we received on the redeemed securities.

MORTGAGE OR COLLATERAL BACKED SECURITIES RISKS


    We may purchase securities commonly referred to as CMBS, or commercial mortgage backed securities, or those commonly referred to as CBOs, or collateralized bond obligations, or similar securities. Securities which are secured by mortgages or interests in a pool of other securities have a value that is highly dependent upon the value of the underlying real estate or other collateral. Mortgage related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and not guaranteed by any entity. Like other debt securities, changes in interest rates generally affect the value of these securities. Investments in these securities are also subject to special risks of prepayment. Prepayment risk exists when the issuer of a security can prepay the principal prior to the security's maturity. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility and decrease the market value of these securities. In addition, early repayment of mortgages or other obligations underlying these securities may expose the Fund to a lower rate of return when it reinvests the principal. Further, the Fund may buy these securities at a premium. Accelerated prepayments on those securities could cause us to lose all or a portion of our investment represented by the premium paid. Repayment of mortgage backed securities at final maturity is often highly dependent upon sale of collateral or replacement financing. If we invest in mortgage or collateral backed securities, we will likely purchase mortgage backed or collateral backed securities which are subordinated as to payments and other rights to senior classes, which subjects the subordinated classes to materially greater risk of non-payment than senior classes. The manifestation of any of these risks could cause the value of our shares to decrease and may impair our ability to maintain required levels of asset coverage for the Preferred Shares.


ANTI-TAKEOVER PROVISIONS


    Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of the Fund or to convert the Fund to an open end investment company. For example, our board of trustees may strictly enforce the provisions in our declaration of trust that prohibit any person or group from owning more than 9.8%, in the aggregate by value as well as by class, of our shares, including our New Series Th Preferred Shares. If the Fund were converted to open-end status, the Fund would have to redeem the Preferred Shares. See "Certain Provisions in the Declaration of Trust."


MARKET DISRUPTION RISK


    Since 2001, terrorist attacks, the war in Iraq and instability in the Middle East have caused volatility in some securities markets. Periods of volatility due to world events in the past have led to acute declines in the value of securities, including some securities in which we may invest. Future terrorist activity, war or other events could have similar effects and may cause the value of our investments and our net asset value to decline and may impair our ability to make distributions on your New Series Th Preferred Shares.


RISKS ARISING FROM TERRORIST ATTACKS


    The terrorist attacks on September 11, 2001, and related events led to increased short term market volatility and may have long term effects on U.S. and world economies and markets. Since the terrorist attacks on September 11, 2001, it has become difficult to obtain insurance for terrorist attacks on some high rise hotel, office and other buildings and the costs of that insurance and of other types of insurance have increased materially. Future terrorist attacks could have an adverse impact on the value and market prices of our investments, our net asset value and our ability to make distributions on your New Series Th Preferred Shares.


INFLATION RISK


    As inflation increases, our expenses may increase and cause the value of our investment portfolio and our asset coverage for the Preferred Shares to decline.


DEFLATION RISK


    Deflation risk is the risk that the value of assets will be less in the future. If deflation occurs, the assets of the companies in whose securities we invest and the value of those securities may decline. A decline in the value of our investments during periods of deflation might reduce the distributions on your New Series Th Preferred Shares.

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                       INVESTMENT OBJECTIVES AND POLICIES

    Our primary investment objective is to earn and pay to our shareholders a high level of current income by investing in securities issued by hospitality and real estate companies. Capital appreciation is our secondary investment objective. These two investment objectives are fundamental, meaning they cannot be changed without shareholder approval as described in the SAI. To achieve these objectives we intend to operate as follows:

    CONCENTRATION. We intend to concentrate our investments in companies which focus their operations in the U.S. hospitality and real estate industries. Under normal market conditions, at least 90% of our total investments will be in income producing securities of hospitality and real estate companies.

    TYPES OF SECURITIES.  Under normal market conditions:

    - at least 25% of our managed assets will be invested in securities issued by hospitality companies;

    - at least 25% of our managed assets will be invested in securities issued by real estate companies, including REITs;

    - no more than 45% of our managed assets will be invested in non-investment grade ratable securities; and

    - our investments will generally include:


       >  common shares;



       >  preferred shares;



       >  debt securities;



       >  convertible debt and preferred securities; and



       >  mortgage or other collateral backed securities.


    We expect that our investments in real estate company securities will be primarily in common and preferred securities issued by REITs. We expect that our investments in hospitality company securities will be predominantly debt and preferred securities, some of which will be issued by REITs.

    - For purposes of our investment policies, a hospitality company is an entity that has at least 50% of its revenues or 50% of its assets derived from or related to activities necessary for, incident to, connected with, related to or arising out of the lodging, dining, recreation or entertainment services, which may include hotels, resorts, clubs, tourism, restaurants, recreation facilities, and cruise lines ("hospitality companies"); or derives at least 50% of its revenues directly or indirectly from providing services to hospitality companies.

    - For purposes of our investment policies, a real estate company is one that:


       > derives at least 50% of its revenues from the ownership, leasing, management, construction, sale or financing of commercial, industrial or residential real estate;

       > derives at least 50% of its revenues by providing goods or services to a real estate company; or



       >  has at least 50% of its assets in real estate.


    If a company qualifies as both a hospitality company and a real estate company, our investments in securities of that company will be classified by our Advisor as either hospitality or real estate, and our Advisor may reclassify these investments at any time and from time to time consistent with maintaining maximum investment flexibility and providing us with an investment program consistent with our investment objectives.

    REAL ESTATE INVESTMENT TRUSTS. A real estate investment trust, or REIT, is a company that primarily owns income producing real estate or real estate mortgages. REITs combine investors' funds for investment in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a result, REITs tend to pay relatively higher distributions than other types of companies. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. At this time, we expect to focus our investments primarily in securities issued by equity REITs.

    PREFERRED SHARES. Preferred shares pay fixed or floating distributions to investors and have a preference over common shares in the payment of distributions and the liquidation of the issuing company's assets. This means that a company generally must pay distributions on preferred shares before paying any distributions on its common shares. Preferred shareholders usually have no or limited rights to vote for corporate directors or on other matters. The relative percentage of preferred shares compared to other types of securities in our investment portfolio will vary over time based on our Advisor's assessment of market conditions. In deciding whether to invest in preferred shares and in which preferred shares to invest, our Advisor expects to consider the securities available, the yields available, the ratings applicable to the preferred shares, the trading liquidity of the particular issuance of preferred shares, issuer call rights, if any, applicable to the preferred shares and the quality of the issuing company generally.

    COMMON SHARES. Common shares represent the equity ownership of a company. Common shareholders generally elect directors and are entitled to vote on the issuing company's major transactions. Common shareholders generally have no entitlement to distributions, but they receive distributions when and as declared by boards of directors or boards of trustees. Our Advisor will evaluate a number of factors in deciding whether to invest in common shares of individual companies. These factors will include the financial condition of the companies, the segment of the hospitality or real estate industry in which the company does business or the types of real estate the companies focus on, the economic and market conditions affecting the companies, the companies' growth potential, the security of the companies' current common share distributions, the potential for increases in the common share distributions and our Advisor's assessment of the quality of the companies' managements.

    CONVERTIBLE SECURITIES. Convertible securities are securities which may be exchanged for different securities. The most common forms of convertible securities are debt securities or preferred shares that may be exchanged for common shares of the same issuer at a fixed exchange ratio at the option of the convertible securities holders. In deciding whether to invest in convertible securities, our Advisor will consider the investment characteristics of the primary security such as the ratings and the interest rate or distribution yield, the investment characteristics of the securities into which the convertible securities may be exchanged and the terms applicable to the exchange transactions such as timing of the exchange elections and the ability of the issuers to compel or accelerate exchange decisions and our Advisor's assessment of the quality of the issuing companies and their managements.

    DEBT SECURITIES. Debt securities are borrowing obligations. Debt securities may be secured by the assets of the borrower or they may be unsecured. Unsecured debt securities may be senior debt which rank equally with most other debt obligations of an issuer or subordinated debt which generally is not paid until senior debt is satisfied. Some debt securities are issued by subsidiaries of a parent company and some are issued directly by a parent company or are guaranteed by the parent company. In deciding whether to invest in debt securities, our Advisor will consider the ratings of the debt securities, the interest rates and other terms applicable to the debt securities and the risk and business characteristics of the issuers.

    NON-INVESTMENT GRADE RATABLE SECURITIES. Generally, preferred shares and debt securities, including CMBS or CBO securities, are considered ratable and are rated by one or more nationally recognized rating agencies, Moody's, S&P or Fitch. If a ratable security is not rated by a nationally recognized rating agency, our Advisor will determine its comparable rating before we invest in it. We consider a ratable security to be non-investment grade rated if it is not rated Baa3, BBB- or BBB-or higher by at least one of Moody's, S&P or Fitch, respectively, or if it is unrated and considered non-investment grade quality by our Advisor. For purposes of the Fund's credit quality policies, if the rating agencies assign different ratings to a security, we will use the rating chosen by our Advisor as the most representative of the security's credit quality.

    We will not invest in non-investment grade ratable securities if as a result of the investment more than 45% of our managed assets would be invested in such securities. Securities which are not investment grade rated are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade quality are commonly referred to as junk bonds. Some securities rated investment grade by one rating agency but lower rated by another rating agency will nonetheless be considered investment grade by us. Also, it is possible that ratable securities which we own may be downgraded to below investment grade and our Advisor may determine that it is in our best interests to retain those securities. Accordingly, although we have no present intention to cause or permit these circumstances to continue, it is possible that more than 45% of our managed assets may be considered to be invested in non-investment grade ratable securities in some circumstances.

    COLLATERAL MORTGAGE OBLIGATIONS (CMOS). CMOS are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

    CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Advisor may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

    MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

    These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

    RELATED PARTY INVESTMENTS. Our Advisor is the investment manager of RMR Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund and an affiliate of our Advisor is the manager for each of Hospitality Properties, HRPT Properties and Senior Housing. We will not invest in any securities issued by RMR Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, HRPT Properties, Hospitality Properties, Senior Housing or any other company which is affiliated with us or our Advisor.

    DEFENSIVE POSITIONS. In anticipation of or in response to adverse market conditions or for cash management purposes, we may temporarily hold all or any portion of our assets in cash, money market instruments, shares of money market funds, investment grade bonds or other investment grade debt securities so that less than 90% of our total investments are in income producing securities of hospitality or real estate companies. As a result, we may not achieve our investment objectives during these times. If we decide to hold some of our assets in cash, we may invest our cash reserves in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, collateralized repurchase agreements, commercial paper and shares of money market funds.

                           INTEREST RATE TRANSACTIONS

    In connection with our use of leverage, we may enter into interest rate swap or cap transactions. The decision as to whether to enter into interest rate swap or cap transactions will be made by our Advisor based upon market conditions, including expectations concerning future interest rates and the costs of such interest rate protections and other factors our Advisor deems relevant. Interest rate swaps involve our agreement to make fixed rate payments in exchange for another party's agreement to make variable rate payments to us or vice versa. We may also use an interest rate cap, which would require us to pay a premium, usually up front, to another party. If we use an interest rate cap, to the extent that a specified variable rate index exceeds a predetermined fixed rate, we would be entitled to receive payments equal to the excess multiplied by a notional amount. If we use interest rate swaps or caps, we intend to use interest rate swaps or caps only with the intent to reduce the risk that an increase in short term interest rates could have on our shares as a result of leverage, but our use of interest rate swaps or caps is unlikely to eliminate this risk.

    The use of interest rate swaps and caps is a specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Depending on the level of interest rates in general, our use of these interest rate instruments could enhance or harm the overall performance of the Fund. To the extent interest rates decline, the net amount we pay under the interest rate swap could increase and the value of the swap or cap could decline, lowering the net asset value of the Fund. In addition, if short term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce our net earnings. If, on the other hand, short term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance our net earnings if we receive payment. Buying interest rate caps could enhance the performance of the Fund by limiting our leverage expense. Buying interest rate caps could also decrease the net earnings of the Fund if the premium paid by us for the cap is more than the additional amount we would have been obligated to pay on our debt securities had we not entered into the cap agreement. If we use interest rate swaps or caps, we do not intend to enter into interest rate swap or cap transactions in a notional amount that would exceed the expected outstanding amounts of our leverage.


    Interest rate swaps and caps generally do not require us to deliver securities or other underlying assets or principal, although we may pledge some of our assets to serve as collateral for our payment obligations under an interest rate swap. Accordingly, our out of pocket risk of loss with respect to interest rate caps or swaps is usually limited to the net amount of interest payments that we are contractually obligated to make. However, if the other party defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset our Preferred Shares distributions or interest payments on our borrowings. Depending on whether we would be entitled to receive net payments from the other party on the swap or cap, which in turn would depend on the general state of short term interest rates at that time, such out of pocket losses or counter party defaults may negatively impact our ability to maintain required levels of asset coverage for the Preferred Shares. Although we cannot guarantee that the other party will not default, we will not enter into an interest rate swap or cap transaction with any party that our Advisor believes does not have the financial resources to honor its obligations under the interest rate swap or cap transaction. Further, our Advisor will continually monitor the financial stability of any other party to an interest rate swap or cap transaction in an effort to protect our investments.


    At the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that we will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as the terms of the expiring transaction. If this occurs, it could negatively impact our income and net asset value.


    We may choose or be required to reduce or eliminate our use of Preferred Shares or borrowings. This may cause us to terminate early all or a portion of any swap or cap transaction before its maturity. Early termination of a swap may result in a termination payment by or to us. We may also incur financial penalties associated with early termination.


    In connection with our use of leverage, we may purchase or sell futures or options on futures, activities which are described in the SAI. Whether or not we will purchase interest rate caps or enter interest rate swaps or other interest rate hedging transactions will depend upon our Advisor's or our board's evaluation of the costs and risks versus the benefits arising from such transactions from time to time.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR


    Our Advisor has a limited history, having begun the substantial majority of its current business activities in December 2003. As of August 25, 2005, our Advisor had $362 million of assets under management, consisting of assets of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund. Our Advisor is an affiliate of Reit Management. Reit Management provides advice on real estate investments, property management services and research to Hospitality Properties, HRPT Properties, Senior Housing and various private companies. Together the companies managed by Reit Management have invested over $11 billion in nearly 900 properties with approximately
81 million square feet of space located across the U.S. in 42 states, Washington, D.C., Puerto Rico and Ontario, Canada. Hospitality Properties has provided $4 billion of financing to hospitality industry participants. We believe that the experience in operating a company that provides financing to hospitality companies and direct ownership and management of hospitality and real estate of the personnel of Reit Management who will work for our Advisor may afford us a competitive advantage in evaluating hospitality and real estate companies and the securities which are issued by hospitality and real estate companies. However, our Advisor has only limited experience and none of Reit Management or their affiliates has prior experience in managing a hospitality and real estate securities business like the Fund. Our Advisor is located at 400 Centre Street, Newton, Massachusetts 02458, and its telephone number is 617-796-8238.


TRUSTEES AND OFFICERS

    The overall management of our business is controlled by our board of trustees. Our board of trustees approves all significant agreements between us and companies providing services to us. Our day to day operations are delegated to our officers and to our Advisor, subject always to our investment objectives, restrictions and policies and to the general supervision of our board of trustees. One of our trustees is the beneficial owner of our Advisor. In connection with the initial offering of our common shares, two of our trustees purchased an aggregate of 480,000 common shares (19.3% of the common shares outstanding). Some of our officers are also officers of Reit Management and its affiliates. The names and business addresses of our trustees and officers and their principal occupations and other affiliations during the last five years are set forth under "Management of the Fund" in the SAI.

PORTFOLIO MANAGERS

    Our portfolio managers are:

    JAMES J. MCKELVEY.  Mr. McKelvey is one of our Vice Presidents.
Mr. McKelvey has been employed by our Advisor since April 2004 and is one of our Advisor's Vice Presidents. Since June 2004, Mr. McKelvey has been a portfolio manager of RMR Real Estate Fund and RMR Hospitality and Real Estate Fund, a portfolio manager of RMR F.I.R.E. Fund since its inception in November 2004 and a portfolio manager of RMR Preferred Dividend Fund since its inception in May 2005. Prior to joining our Advisor, Mr. McKelvey was a portfolio manager and senior research officer for John Hancock Funds since 1997.

    THOMAS M. O'BRIEN. Mr. O'Brien is our President and has been the President and a portfolio manager of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund since their inception in 2003, 2004 and 2005. Mr. O'Brien joined Reit Management in April 1996 and has held various positions with Reit Management and companies which it manages since then. He has been President and a director of our Advisor since its formation.

    BARRY M. PORTNOY. Mr. Portnoy is one of our trustees and has been a portfolio manager and trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund since their inception. He is also a Managing Trustee of three REITs: HRPT Properties Trust, Hospitality Properties Trust and Senior Housing Properties Trust and he has held those positions since these companies began business in 1986, 1995 and 1999, respectively. Mr. Portnoy is also a director of Five Star Quality Care, Inc. (AMEX: FVE), and has been since it became a public company in 2001. He is also a director and 50% beneficial owner of Reit Management, a director and the beneficial owner of our Advisor and a Vice President of our Advisor.

    Our portfolio managers function as a team. Generally, Mr. Portnoy provides strategic guidance to the team, while Messrs. O'Brien and McKelvey are in charge of substantially all of our day-to-day operations, research and trading functions. More information concerning our portfolio managers' compensation, other accounts managed and ownership of securities is included in the SAI.

ADVISORY AGREEMENT

    Under our investment management agreement with our Advisor (the "Advisory Agreement"), our Advisor has agreed to provide us with a continuous investment program, to make day to day investment decisions for us and generally to manage our business affairs in accordance with our investment objectives and policies, subject to the general supervision of our board of trustees. Our Advisor also provides persons satisfactory to our board of trustees to serve as our officers. Our officers, as well as our other employees and trustees may be directors, trustees, officers or employees of our Advisor and its affiliates.


    Pursuant to the Advisory Agreement, we have agreed to pay our Advisor a management fee for its investment management services computed at the annual rate of 0.85% of our managed assets (which includes assets attributable to the Preferred Shares and the principal amount of any borrowings outstanding), payable monthly. For the first five years of our operations, our Advisor has contractually agreed to waive a portion of its management fee equal to 0.25% of our managed assets.


    In addition to the fee paid to our Advisor, we pay all other costs and expenses of our operations, including, but not limited to, compensation of our trustees (other than those affiliated with our Advisor), custodian, transfer agency and distribution disbursing expenses, rating agency fees, legal fees, costs of independent and internal auditors, chief compliance officer expenses, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities, charges for being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, insurance, expenses to maintain and administer our dividend reinvestment plan and taxes, if any.


    A discussion regarding the basis for our trustees approval of the Advisory Agreement is available in our semi-annual report to shareholders for the six-month period ended June 30, 2005.

ADMINISTRATION AGREEMENT

    Our Advisor performs administrative functions for us pursuant to an Administration Agreement. Under the supervision of our Advisor, State Street Bank and Trust Company has been selected as subadministrator to provide us with substantially all of our fund accounting and other administrative services, as more completely described in our SAI. Administrative costs are reimbursed to our Advisor and consist of out of pocket or other incremental expenses, including allocations of costs incurred by us, our Advisor and its affiliates and payments to State Street. The fee paid to State Street is computed on the basis of our managed assets at an annual rate equal to 0.04% of the first $250 million in assets, 0.025% of the next $250 million, 0.015% of the next $250 million and 0.01% of such assets in excess of $750 million, with a minimum fee of $130,000. State Street is paid monthly.


                 DESCRIPTION OF NEW SERIES TH PREFERRED SHARES



    The following is a brief description of the terms of the New Series Th Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the New Series Th Preferred Shares in article X of our bylaws, which is attached as Appendix A to the SAI.


GENERAL

    Our declaration of trust authorizes our issuance of an unlimited number of preferred shares, in one or more series, with rights as determined by our board of trustees. Such shares may be issued by action of our board of trustees without your approval. If the assets of the Fund increase, we may offer additional preferred shares to maintain the leverage ratio of the Fund.


    All New Series Th Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions (whether or not earned or declared by us). New Series Th Preferred Shares will rank on parity with the Outstanding Series Th Preferred Shares and with shares of any other class or series of preferred stock of the Fund as to the payment of periodic dividends or distributions, including distribution of assets upon liquidation. All New Series Th Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. The New Series Th Preferred Shares will, when issued, be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.


DISTRIBUTIONS AND RATE PERIODS


    GENERAL. The following is a general description of distributions and rate periods for the New Series Th Preferred Shares. The initial rate period will be
  days. The distribution rate for this period will be   % per annum. Subsequent
rate periods normally will be seven days for the New Series Th Preferred Shares, and the distribution rate for each rate period will be determined by an auction generally held on the business day before commencement of the rate period. Subject to certain conditions, we may change the length of subsequent rate periods, depending on our needs and our Advisor's outlook for interest rates and other market factors, by designating them as special rate periods. See "--Designations of Special Rate Periods" below.



    DISTRIBUTION PAYMENT DATES. Distributions on Preferred Shares will be payable, when, as and if declared by our board of trustees, out of legally available funds in accordance with our declaration of trust, bylaws and applicable law. Each distribution rate determined in an auction generally will apply to the period beginning on the first business day after the auction and lasting through the date of the next auction. If distributions are payable on a day that is not a business day, then distributions will generally be payable on the next day if such day is a business day, or as otherwise specified in our declaration of trust or bylaws.


    Distributions will be paid through DTC on each distribution payment date. The distribution payment date will normally be the first business day after the rate period ends. DTC, in accordance with its current procedures, is expected to distribute amounts received from the Auction Agent in same-day funds on each distribution payment date to agent members (members of DTC that will act on behalf of existing or potential Preferred Shareholders). These agent members are in turn expected to pay these distributions to the persons for whom they are acting as agents. The current Broker-Dealers have indicated that distribution payments will be available in same-day funds on each distribution payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.


    CALCULATION OF DISTRIBUTION PAYMENT. We compute the amount of distributions per share payable on Preferred Shares by determining a rate, derived by multiplying the stated rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period or part thereof, and the denominator of the fraction will be 360 for any rate period, including a special rate period. This rate is multiplied by $25,000 to arrive at the distributions per share. Initial distributions on New Series Th Preferred Shares will accumulate from the date of their original issue, which is expected to be
      , 2005. For each rate period after the initial rate period, the distribution rate will be the rate determined at auction, except as described below. The distribution rate that results from an auction generally will not be greater than the maximum applicable rate.



    The maximum applicable rate for any regular rate period will be (as set forth in the table below) the greater of (A) the applicable percentage of the Reference Rate or (B) the applicable spread plus the Reference Rate. The "Reference Rate" is the applicable LIBOR Rate, as defined in article X of our bylaws, for a dividend period or a special distribution period of fewer than 365 days), or the applicable Treasury Index Rate (for a special distribution period of 365 days or more). In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such distribution payment period. The applicable percentage and applicable spread will be determined based on the lower of the credit rating or ratings assigned to the Preferred Shares by Fitch and Moody's. If Fitch and Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable distribution period for the Preferred Shares.

                          APPLICABLE PERCENTAGE TABLE

                                   APPLICABLE
                                   PERCENTAGE
RATINGS FOR PREFERRED SHARES      OF REFERENCE    APPLICABLE
MOODY'S         FITCH                 RATE          SPREAD
-------         -----            --------------   -----------
Aa3 or higher   AA- or higher         150%          150 bps
A3 to A1        A- to A+              200%          200 bps
Baa3 to Baa1    BBB- to BBB+          225%          225 bps
Ba1 and lower   BB+ and lower         275%          275 bps


    Assuming the Fund maintains an Aaa/AAA rating on the Preferred Shares, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:


                                                                           METHOD USED TO
                          MAXIMUM APPLICABLE       MAXIMUM APPLICABLE       DETERMINE THE
                            RATE USING THE           RATE USING THE            MAXIMUM
REFERENCE RATE           APPLICABLE PERCENTAGE      APPLICABLE SPREAD      APPLICABLE RATE
--------------          -----------------------   ---------------------   -----------------
          1%                     1.50%                    2.50%               Spread
          2%                     3.00%                    3.50%               Spread
          3%                     4.50%                    4.50%               Either
          4%                     6.00%                    5.50%             Percentage
          5%                     7.50%                    6.50%             Percentage
          6%                     9.00%                    7.50%             Percentage

    On or prior to each distribution payment date, we are required to deposit with the Auction Agent sufficient funds for the payment of declared distributions. The failure to make such deposit will not result in the cancellation of any auction. We do not intend to establish any reserves for the payment of distributions.


    In most cases, if an auction for Preferred Shares is not held when scheduled, the distribution rate for the corresponding rate period will be the maximum rate on the date the auction was scheduled to be held. The maximum rate would not apply, for example, if an auction could not be held when scheduled because the New York Stock Exchange was closed for three or more consecutive business days due to circumstances beyond its control or the Auction Agent was not able to conduct an auction in accordance with the Auction Procedures (as defined below) due to circumstances beyond its control.



    DISTRIBUTION RESTRICTIONS. While any of the Preferred Shares are outstanding, we generally may not pay or set apart for payment, any dividend or other distribution in respect of our common shares (other than in additional common shares or rights to purchase common shares) or repurchase any of our common shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:



    - In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's discounted value (I.E., the aggregate value of our portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (I.E., the amount necessary to pay all outstanding obligations of the Fund with respect to the Preferred Shares, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see "--Rating Agency Guidelines and Asset Coverage" below);


    - In the case of Fitch's coverage requirements, immediately after such transaction, the aggregate Fitch discounted value (I.E., the aggregate value of our portfolio discounted according to Fitch criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;

    - Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this prospectus under "--Rating Agency Guidelines and Asset Coverage" below) is met;


    - Full cumulative distributions on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof are reasonably expected by us to be available for payment on the date payment is due to the Auction Agent; and



    - We have redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in our declaration of trust or bylaws.



    We generally will not declare, pay or set apart for payment any distribution on any of our shares ranking as to the payment of distributions on a parity with Preferred Shares unless we have declared and paid or contemporaneously declare and pay full cumulative distributions on the Preferred Shares through our most recent distribution payment date. However, when we have not paid distributions in full on the Preferred Shares through the most recent distribution payment date or upon any shares of the Fund ranking, as to the payment of distributions, on a parity with Preferred Shares through their most recent respective distribution payment dates, the amount of distributions declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated distributions per share on the Preferred Shares and such other class or series of shares bear to each other.



    DESIGNATIONS OF SPECIAL RATE PERIODS. In certain circumstances we may designate any succeeding subsequent rate period as a special rate period consisting of a specified number of rate period days evenly divisible by seven, subject to certain adjustments. A designation of a special rate period shall be effective only if, among other things, (a) we shall have given certain notices to the Auction Agent, which will include a report showing that, as of the third business day next preceding the proposed special rate period, the Moody's discounted value and Fitch discounted value, as applicable, were at least equal to the Preferred Shares Basic Maintenance Amount; (b) an auction shall have been held on the auction date immediately preceding the first day of such proposed special rate period and sufficient clearing bids shall have existed in such auction; and (c) if we shall have mailed a notice of redemption with respect to any Preferred Shares, the redemption price with respect to such shares shall have been deposited with the Auction Agent. In addition, full cumulative distributions, any amounts due with respect to mandatory redemptions and any additional distributions payable prior to such date must be paid in full or deposited with the Auction Agent. We also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. We will give Preferred Shareholders notice of a special rate period as provided in our bylaws.

REDEMPTION


    MANDATORY REDEMPTION. In the event we do not timely cure a failure to maintain (a) a discounted value of our portfolio equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, or (b) the 1940 Act Preferred Shares Asset Coverage, Preferred Shares will be subject to mandatory redemption on a date specified by our board of trustees out of funds legally available therefor in accordance with our bylaws and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared by the Fund) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be. See article X of our bylaws, attached as Appendix A to the SAI, for a complete listing of the circumstances in which we must redeem Preferred Shares.



    In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, we will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares and any other preferred shares of the Fund subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, we may redeem such shares pro rata from the holders in proportion to their holdings, or by any other method that we deem fair and equitable.



    OPTIONAL REDEMPTION. We have the option to redeem shares of the Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on the second business day preceding a distribution payment date at the redemption price per share of $25,000, plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared by us) to (but not including) the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No Preferred Shares may be redeemed if the redemption would cause us to violate the 1940 Act or applicable law. We have the authority to redeem the Preferred Shares for any reason.



    Except for the provisions described above, nothing contained in our bylaws limits any right of the Fund to purchase or otherwise acquire any Preferred Shares outside of an auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of distributions on, or the mandatory or optional redemption price with respect to, any shares for which Notice of Redemption has been given and we meet the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount test after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by us shall have no voting rights. If fewer than all the outstanding shares of the Preferred Shares are redeemed or otherwise acquired by us, we shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by our board of trustees.


LIQUIDATION


    Subject to the rights of holders of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution is made on the common shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all distributions thereon (whether or not earned or declared by us) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to Preferred Shareholders of the full preferential amounts provided for as described herein, Preferred Shareholders as such shall have no right or claim to any of our remaining assets.


    Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

RATING AGENCY GUIDELINES AND ASSET COVERAGE


    We are required under Moody's and Fitch guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The discounted value of an asset (other than cash and cash equivalents) is a specified percentage of its full value; this discounting is intended to provide increased assurance of adequate asset coverage in the face of expected or unexpected fluctuation in the value of the assets. Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and Fitch guidelines impose certain diversification requirements on our portfolio. Other than as needed to meet the asset coverage tests, the Moody's and Fitch guidelines do not impose any absolute limitations on the percentage of our assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of our portfolio. The amount of ineligible assets included in our portfolio at any time depends upon the rating, diversification and other characteristics of the assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of
(a) the aggregate liquidation preference of Preferred Shares then outstanding and (b) certain accrued and projected distribution and other payment obligations of the Fund.



    We are also required under the 1940 Act to maintain the 1940 Act Preferred Shares Asset Coverage. Our 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding and in connection with the declaration of any distribution on, or repurchase of, any common or preferred stock. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of June 30, 2005, the 1940 Act Preferred Shares Asset Coverage with respect to all of our Preferred Shares, assuming the issuance on that date of all New Series Th Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $244,000 and the application of the net proceeds as described under "Use of Proceeds" would have been computed as follows:



Value of Fund assets less liabilities not constituting
  senior securities                                                 $85,675,271
                                                                =                   =   306%
                                                                     ----------
Senior securities representing indebtedness plus liquidation
  value of the Preferred Shares                                     $28,000,000



    In the event we do not timely cure a failure to maintain (a) a discounted value of our portfolio at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, or (b) the 1940 Act Preferred Shares Asset Coverage, we will be required to redeem Preferred Shares as described under "Redemption--Mandatory Redemption" above.



    We may, but are not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for Preferred Shares may, at any time, change or withdraw such rating. The board of trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by us pursuant to the rating agency guidelines in the event we receive confirmation from Moody's or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Fitch to Preferred Shares.


    Our board of trustees may amend the definition of maximum rate to increase the percentage amount by which the Reference Rate is multiplied to determine the maximum rate without the vote or consent of the Preferred Shareholders or of any other of our shareholders, provided that immediately following any such increase we could meet the Preferred Shares Basic Maintenance Amount Test.


    As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by us and our Advisor and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. Our common shares have not been rated by a rating agency.



    A rating agency's guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. We will pay certain fees to Moody's and Fitch for rating Preferred Shares.


VOTING RIGHTS


    Except as otherwise provided in this prospectus and in the SAI, in our declaration of trust and our bylaws, or as otherwise required by law, holders of New Series Th Preferred Shares will have equal voting rights with holders of common shares, holders of Outstanding Series Th Preferred Shares and holders of any other shares of preferred shares of the Fund (one vote per share) and will vote together with holders of common shares, holders of Outstanding Series Th Preferred Shares and holders of any other preferred shares of the Fund as a single class.

    Holders of outstanding Preferred Shares, voting as a separate class, are entitled at all times to elect two of our trustees. The remaining trustees normally are elected by holders of common shares and preferred shares, including Preferred Shares, voting together as a single class. If at any time distributions (whether or not earned or declared by us) on outstanding preferred shares, including Preferred Shares, shall be due and unpaid in an amount equal to two full years' distributions thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such distributions, then, as the sole remedy of holders of outstanding Preferred Shares, the number of trustees constituting the board of trustees shall be increased and holders of Preferred Shares shall be entitled to elect additional trustees such that the trustees elected solely by Preferred Shareholders will constitute a majority of our trustees, as described in our bylaws. If we thereafter shall pay, or declare and set apart for payment, in full, distributions payable on all outstanding Preferred Shares, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional trustees so elected by the Preferred Shareholders (but not of the trustees with respect to whose election the holders of common shares were entitled to vote or the two trustees the Preferred Shareholders have the right to elect in any event), will terminate automatically.



    So long as any Preferred Shares are outstanding, we will not, without the affirmative vote or consent of holders of seventy-five percent (75%) of each class of shares outstanding, authorize our conversion from a closed end to an open end investment company. So long as any Preferred Shares are outstanding, we will not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at such time (voting together as a separate class):



    (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or distributions, including distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional preferred shares, unless, in the case of preferred stock on a parity with the Preferred Shares, we obtain confirmation from Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) or any substitute rating agency (if any such substitute rating agency is then rating the Preferred Shares) that the issuance of such a class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and we continue to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares is not required;



    (b) amend, alter or repeal the provisions of our bylaws by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the Preferred Shares or Preferred Shareholders; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the respective shareholders and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and distributions, including distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the Preferred Shares and such issuance would, at the time thereof, cause us not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount; or



    (c) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the Preferred Shares.



    So long as any Preferred Shares are outstanding, we shall not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as we are solvent and do not foresee becoming insolvent.



    We will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in our bylaws of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Even with such a vote, some of the actions set forth in
(a) or (b) above may not be permitted under the 1940 Act. Unless a higher percentage is provided for under our bylaws, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding Preferred Shares means the affirmative vote of the lesser of (a) 67% or more of the outstanding Preferred Shares present at a meeting of Preferred Shareholders or represented by proxy if the holders of more than 50% of the outstanding Preferred Shares are present or represented by proxy or (b) more than 50% of the outstanding Preferred Shares. However, to the extent permitted by Massachusetts law, our declaration of trust and our bylaws, no vote of holders of common shares, either separately or together with holders of Preferred Shares as a single class, is necessary to take the actions contemplated by (a) and (b) above.



    The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                  THE AUCTION

GENERAL


    Our bylaws provide that, except as otherwise described herein, the applicable distribution rate for Series Th Preferred Shares for each rate period after the initial rate period shall be equal to the rate per annum that the Auction Agent advises us has resulted on the business day preceding the first day of such subsequent rate period (an "auction date") from implementation of the auction procedures (the "Auction Procedures") set forth in our bylaws and summarized below, in which persons determine to hold or offer to sell or, based on distribution rates bid by them, offer to purchase or sell Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "auction." See our bylaws for a more complete description of the auction process.



    AUCTION AGENCY AGREEMENT. We will enter into an auction agency agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) that provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the applicable rate for Preferred Shares so long as the applicable rate is to be based on the results of an auction.


    The Auction Agent may terminate the Auction Agency Agreement upon notice to us on a date no earlier than 60 days after such notice (30 days if such termination is because amounts due to the Auction Agent are unpaid). If the Auction Agent should resign, we will use our reasonable best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. We may remove the Auction Agent at any time upon prior notice provided that prior to such removal we shall have entered into such an agreement with a successor Auction Agent.


    BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements (collectively, the "Broker-Dealer Agreements") with one or more Broker-Dealers selected by us, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.



    The Auction Agent will pay to each Broker-Dealer after each auction, from funds provided by us, a service charge at the annual rate of 1/4 of 1%, for any auction preceding a rate period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer, for any auction preceding a rate period of one year or more, of the liquidation preference ($25,000 per share) of the Preferred Shares held by a Broker-Dealer's customer upon settlement in the auction.


    We may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination. The Auction Agent may not terminate the Broker-Dealer Agreements without our consent.

AUCTION PROCEDURES


    Prior to the submission deadline on each auction date for Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares (a "Beneficial Owner") may submit orders with respect to such Preferred Shares to that Broker-Dealer as follows:


    - Hold order--indicating its desire to hold such shares without regard to the applicable rate for the next rate period;

    - Bid--indicating its desire to sell such shares at $25,000 per share if the applicable rate for the next rate period thereof is less than the rate specified; and/or

    - Sell order--indicating its desire to sell such shares at $25,000 per share without regard to the applicable rate for the next rate period thereof.


    A Beneficial Owner may submit different orders and types of orders to its Broker-Dealer with respect to Preferred Shares then held by the Beneficial Owner. A Beneficial Owner that submits its bid with respect to Preferred Shares to its Broker-Dealer having a rate higher than the applicable maximum rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A Beneficial Owner that fails to submit an order to its Broker-Dealer with respect to its shares will ordinarily be deemed to have submitted a hold order with respect to its shares to its Broker-Dealer. However, if a Beneficial Owner fails to submit an order with respect to such shares to its Broker-Dealer for an auction relating to a special rate period of more than 28 days, such Beneficial Owner will be deemed to have submitted a sell order. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a potential beneficial owner as discussed below.



    A potential beneficial owner is either a customer of a Broker-Dealer that is not a Beneficial Owner but wishes to purchase Preferred Shares or that is a Beneficial Owner that wishes to purchase additional Preferred Shares. A potential beneficial owner may submit bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the applicable rate for such Preferred Shares for the next rate period is not less than the specified rate in such bid. A bid placed by a potential beneficial owner specifying a rate higher than the maximum rate on the auction date will not be accepted.



    The Broker-Dealers in turn will submit the orders of their respective customers who are Beneficial Owners and potential beneficial owners to the Auction Agent. The Broker-Dealers will designate themselves (unless otherwise permitted by us) as existing holders of shares subject to orders submitted or deemed submitted to them by Beneficial Owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a Beneficial Owner or potential beneficial owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any Preferred Shares held by it or customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.



    The applicable rate for Preferred Shares for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates in the submitted bids, would result in existing holders and potential holders owning all the Preferred Shares available for purchase in the auction.



    If there are not sufficient clearing bids for Preferred Shares, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if we have declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and a regular rate period will commence. If there are not sufficient clearing bids, Beneficial Owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all Preferred Shares subject to such sell orders. If all of the applicable outstanding Preferred Shares are the subject of submitted hold orders, then the applicable rate for the next rate period will be 80% of the Reference Rate.



    The Auction Procedures include a pro rata allocation of Preferred Shares for purchase and sale that may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different than the number of Preferred Shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.


    Settlement of purchases and sales will be made on the next business day (which is also a distribution payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same day funds.


    The auctions for Preferred Shares will normally be held every seven days, and a rate period will normally begin on the following business day. Subsequent to the initial rate period, the Fund intends to hold one auction per subsequent rate period for both the New Series Th Preferred Shares and the Outstanding Series Th Preferred Shares.


    If an auction date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an auction in accordance with the Auction Procedures for any such reason, then the applicable rate for the next rate period will be the rate determined on the previous auction date.

    If a distribution payment date is not a business day because the New York Stock Exchange is closed for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the distribution payable on such date can not be paid for any such reason, then:

    - the distribution payment date for the affected rate period will be the next business day on which we and our paying agent, if any, can pay the distribution;

    - the affected rate period will end on the day it otherwise would have ended; and

    - the next rate period will begin and end on the dates on which it otherwise would have begun and ended.

    The following is a simplified example of how a typical auction works. Assume that we have 1,000 outstanding Preferred Shares and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:


Current Holder A............  Owns 500 shares, wants to     Bid order of 3.0% rate for
                              sell all 500 shares if        all 500 shares
                              distribution rate is less
                              than 3.0%
Current Holder B............  Owns 300 shares, wants to     Hold order--will take the
                              hold                          distribution rate
Current Holder C............  Owns 200 shares, wants to     Bid order of 2.0% rate for
                              sell all 200 shares if        all 200 shares
                              distribution rate is less
                              than 2.0%
Potential Holder D..........  Wants to buy 200 shares       Places order to buy at or
                                                            above 2.5%
Potential Holder E..........  Wants to buy 300 shares       Places order to buy at or
                                                            above 2.0%
Potential Holder F..........  Wants to buy 200 shares       Places order to buy at or
                                                            above 3.0%


    The lowest distribution rate that will result in all 1,000 Preferred Shares continuing to be held is 2.5% (the offer by D). Therefore, the distribution rate will be 2.5%. Current holder A will sell its Preferred Shares because A's distribution rate bid was higher than the distribution rate. Current holders B and C will continue to own their Preferred Shares. Potential holder D will buy 200 Preferred Shares and potential holder E will buy 300 Preferred Shares because their bid rates were at or below the distribution rate. Potential holder F will not buy any Preferred Shares because its bid rate was above the distribution rate.


SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES


    The Broker-Dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but are not obligated to do so, and if they do, they may discontinue such activity at any time. There can be no assurance that such secondary trading market in Preferred Shares will provide owners with liquidity. Our Preferred Shares will not be listed on any stock exchange or on the Nasdaq Stock Market.



    Investors who purchase our Preferred Shares in an auction (particularly if we have declared a special rate period) should note that because the distribution rate on such shares will be fixed for the length of such rate period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction, depending upon market conditions.



    A Beneficial Owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a bid or sell order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the existing holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by us) to whom such transfer is made shall advise the Auction Agent of such transfer.


                          DESCRIPTION OF COMMON SHARES

    Our declaration of trust authorizes our issuance of an unlimited number of common shares. Our common shares have a par value of $.001 per share. As of the date of this prospectus, there are 2,485,000 of our common shares outstanding. Our board of trustees may determine to issue additional common shares without shareholder approval. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Our common shares are fully paid and non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting.


    If Preferred Shares are outstanding, common shareholders will not be entitled to receive any distributions from us unless all accrued and payable distributions on Preferred Shares have been paid, and unless asset coverage, as defined in the 1940 Act, with respect to Preferred Shares is at least 200% after giving effect to the distributions. Similarly, if borrowings are outstanding, we may not pay distributions to common or preferred shareholders unless asset coverage, as defined in the 1940 Act, with respect to outstanding borrowings is at least 300% after giving effect to the distributions.


    Our common shares are traded on the AMEX under the symbol "RHR." We intend to hold annual meetings of shareholders.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

    Under Massachusetts law, you, as a shareholder of a Massachusetts business trust, are entitled to the same limitations of liability as shareholders of for profit corporations. There is a remote possibility, however, that you could, under certain circumstances, be held liable for our obligations to the extent the courts of another state refused to recognize such limited liability in a controversy involving our obligations. Our declaration of trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument that we or our trustees enter. Our declaration of trust provides for indemnification out of our property of any shareholder held liable on account of being or having been our shareholder. Thus, your risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize Massachusetts law concerning limited liability of shareholders of a Massachusetts business trust, the complaining party is held not to be bound by our disclaimer and we are unable to meet our indemnification obligations.

    Our declaration of trust contains provisions that could limit the ability of other entities or persons to acquire control of us or to convert us to an open end fund, including, but not limited to, the following:

    - Our board of trustees is divided into three classes having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the terms of only one class of trustees expires and new trustees are elected for terms of three years. This provision of our declaration of trust could delay for up to two years the replacement of a majority of our board of trustees.

    - The number of our trustees is currently five. However, our board of trustees may increase the number of trustees. Vacancies on our board of trustees, including vacancies caused by an expansion in our board of trustees, may be filled by a majority action of our trustees then in office. These provisions of our declaration of trust may prevent a change in the majority of our board of trustees for longer than two years.

    - Our trustees may only be removed from office for cause and by a vote of 75% of our shareholders, entitled to vote for election of such trustee.

    - Our declaration of trust contains provisions which restrict any one person or group of persons from owning more than 9.8% of our shares.

    - The affirmative vote of 75% of our board of trustees and of 75% of each class of our shareholders entitled to vote on the matter is required to convert the Fund from a closed end to an open end investment company.

    - Except as otherwise provided in this prospectus, the following actions require the affirmative vote or consent of at least a majority of the trustees then in office and of at least 75% of our shareholders entitled to vote on the matter:

       - the merger, consolidation, reorganization or recapitalization of the Fund to combine the Fund with another entity;

       - the sale, lease or transfer of all or substantially all of our assets;
         or

       - the liquidation or termination of the Fund; and

       provided, further, if any of the foregoing actions are approved by 75% of our board of trustees then in office, then the shareholders vote required to accomplish these actions shall be eliminated unless such a vote is required by applicable law, and, if applicable law requires shareholder approval, the vote required will be the higher of (i) a majority of the voting shareholders or (ii) the least amount permitted by applicable law.

    - Notwithstanding the above, only a majority vote of our board of trustees then in office is required to encumber, pledge or secure any or all our assets in connection with our use of leverage.

    - The provisions of our declaration of trust, including those described above, may only be amended by the affirmative vote of a majority of our board of trustees then in office and 75% of all our shareholders; provided, however, that only a majority vote of our board of trustees is required to change the domicile of our existence without changing the substance of our declaration of trust; and, provided, further, that if the amendment is approved by 75% of our board of trustees then in office no shareholder approval will be required unless such a vote is required by applicable law, and, if applicable law requires shareholder approval, the vote required will be the higher of (i) a majority of the voting shareholders or (ii) the least amount permitted by applicable law.

    - Our declaration of trust contains provisions which generally prevent shareholder nominations of trustees from being considered at shareholder annual meetings unless specified or requested information is provided and we receive notice of these matters at least 90 and not more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Shareholder nominations must also be made in compliance with other requirements for shareholder nominations set forth in our declaration of trust and bylaws. Except as may be required by applicable law, shareholder nominations that meet the requirements of our declaration of trust will not be included in our proxy for an annual meeting unless those nominations are also supported by our board of trustees, but they may be considered at the annual meeting whether or not they are supported by our board of trustees.

    - Our declaration of trust and bylaws permit shareholder meetings to be called only by our board of trustees, subject to the provisions of applicable law.

    The votes required to approve our conversion from a closed end to an open end investment company or to approve transactions constituting a plan of reorganization are higher than those required by the 1940 Act.

    The provisions of our declaration of trust described above could have the effect of depriving common shareholders of opportunities to sell their shares at a premium over the then current market price of the common shares. These provisions may prevent a third party from obtaining control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of us to negotiate with our management and board of trustees regarding the price to be paid and facilitating the continuity of our investment objectives and policies.

    There are other provisions of our declaration of trust and bylaws which may prevent a change of control or which you may believe are not in your best interests as a shareholder. You should read our declaration of trust and bylaws on file with the SEC for the full text of these provisions.

                           REPURCHASE OF FUND SHARES


    We are a closed end investment company and therefore common shareholders do not have the right to cause us to redeem their common shares. We may repurchase common shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder, but we are under no obligation to do so. Any determination to repurchase common shares would reduce the asset coverage for the Preferred Shares and might make it necessary or desirable for us to redeem Preferred Shares. As described above in "Description of New Series Th Preferred Shares--Distributions and Rate Periods--Distribution Restrictions," the repurchase of common shares may be restricted or prohibited at times when there exist unpaid distributions on the Preferred Shares.


                                  TAX MATTERS


    The following brief discussion of federal income tax matters assumes you are a U.S. shareholder and that you hold your New Series Th Preferred Shares as a capital asset. More information concerning the federal income tax consequences of acquiring, owning and disposing of our shares is included in the SAI.


    We intend to be qualified under the regulated investment company ("RIC") provisions of the Code, although we cannot give complete assurance that we will so qualify. A RIC must generally derive at least 90% of its gross income from investment activities and own a sufficiently diversified portfolio of securities. More information concerning our qualification and taxation as a RIC is included in the SAI.


    The Preferred Shares will constitute stock, and distributions by us with respect to the Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of our current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the Preferred Shares constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions to you would constitute interest, whether or not they exceeded our earnings and profits, would be included in full in your income, and would be taxed as ordinary income. Our counsel believes that such a position, if asserted by the IRS, would be unlikely to be upheld by a competent court.



    The IRS currently requires that a RIC that has two or more classes of stock disregard disproportionate allocations between such classes of each type of its income (such as ordinary income and capital gains) and instead allocate to each such class proportionate amounts of each type of its income based upon the percentage of total dividends distributed to each class for the taxable year. Accordingly, we intend each taxable year to allocate capital gain dividends for tax purposes among our common shares, our New Series Th Preferred Shares and our Outstanding Series Th Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. We have made application for exemption from requirements of the 1940 Act which generally limit capital gain distributions to once per year. If we are not granted this exemptive relief, then in order to satisfy both the 1940 Act and the federal income tax requirements, we may be forced to retain capital gains and pay tax on those retained gains at the Fund level, all without the benefit of deemed gain distributions and deemed tax credits to our shareholders; in addition, our shareholders may be treated as having received ordinary income dividends in respect of the retained capital gains. In short, in the absence of the exemptive order, compliance with both the 1940 Act and the RIC federal income tax requirements may result in double taxation of gains that we have to retain and pay tax on, or alternatively, we may accelerate capital losses and defer capital gains, even if this would be contrary to our otherwise desired investment objectives, in an attempt to minimize the net capital gains that could become subject to double taxation. With the issuance of the Preferred Shares and in the absence of the exemptive order, the 1940 Act requirement of limited capital gain designations may be even more mathematically limiting, and therefore the potential for double taxation of net capital gains increases. See "Distributions on Common Shares--Level Dividend Rate Policy" and "Distributions on Common Shares--Managed Dividend Policy" in the Statement of Additional Information.


    Distributions paid to you out of our "investment company taxable income" will generally be taxable to you as ordinary income to the extent of our allocable earnings and profits. Distributions of our net capital gain (the excess of net long term capital gain over net short term capital loss), if any, are taxable to you as long term capital gain, regardless of how long you have owned our shares. We intend to distribute to our shareholders substantially all of our "investment company taxable income," as well as our net capital gain. A distribution of an amount in excess of allocable earnings and profits is treated as a nontaxable return of capital to the extent of your tax basis in our shares and reduces that basis, and any such distributions in excess of your basis are treated as if they were gains from a sale of your shares.

    A distribution will be treated as paid to you in the current calendar year if it is declared by us in and has a record date in October, November or December of the current year and is paid by January 31 of the following year. Each year, we will notify you of the tax status of dividends and other distributions which we have paid.

    If you sell your shares, you may realize a capital gain or loss, which will be long term or short term generally depending on your holding period for the shares.

    We may be required to withhold U.S. federal income tax, currently at the rate of 28%, from distributions we pay to you if:

    - you fail to provide us with your correct taxpayer identification number;

    - you fail to make required certifications; or

    - you have been notified by the IRS that you are subject to backup withholding.

    Some of the distributions we make to you may be classified as ordinary income or long term capital gains. Because we intend that a substantial portion of our total investments will be in the equity securities of REITs, the classification of our distributions to you will be in part determined by the classification of the distributions we receive from our REIT investments. After a calendar year-end, REITs often change the classification of the distributions they have made during that year, which might result at that time in our also having to reclassify some of the distributions we made to you. These changes would be reflected in a Form 1099, together with other tax information.

    Legislation enacted in 2003 reduced the maximum federal income tax rate to 15% on both net capital gain recognized by individuals, and QDI individuals receive from certain domestic and foreign corporations, provided certain holding period and other requirements are met. If we make distributions of net capital gain, you will generally be eligible for the reduced rate. The reduced rate will also apply to capital gains recognized by individuals who sell shares that they have held for more than one year. The reduced rate does not apply to short term capital gains. The reduced rate will cease to apply for taxable years beginning after December 31, 2008.

    Corporations may generally deduct 70% of the income they receive as dividends on preferred shares that are paid out of earnings and profits of an issuer other than a REIT and certain other kinds of pass-through entities. Our corporate shareholders may be permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by us that qualify for the DRD.

    The portion of our distributions eligible for the DRD, or taxable as QDI, ordinary income, long term capital gains, unrecaptured Section 1250 gains from the sale of real property or comprising nontaxable returns of capital is generally dependent upon the character of the income we receive from our investments. We expect that less than a majority of our investment income, and therefore less than a majority of our distributions, will be QDI or DRD eligible, and consequently a majority of our investment income and distributions will not be QDI or DRD eligible. Most income from REIT securities and trust preferred or hybrid preferred securities will not be QDI or DRD eligible. After a calendar year end some entities in which we may invest may change the classification of the distributions they have made during that year, which might result at that time in our also having to reclassify some of the distributions we made to you. These changes would be reflected in a Form 1099, together with other tax information. You should consult with your tax advisor to determine the consequences of these tax laws.


    Our distributions to you may also be subject to state and local taxes. You should consult with your tax advisor regarding your particular tax consequences of investing in the New Series Th Preferred Shares.

                                  UNDERWRITING


    RBC Dain Rauscher Inc. ("RBC Dain Rauscher"), whose principal business address is 60 South 6th Street, Minneapolis, Minnesota 55402, is acting as underwriter in this offering. Subject to the terms and conditions described in an underwriting agreement among us and RBC Dain Rauscher, we have agreed to sell to RBC Dain Rauscher, and RBC Dain Rauscher has agreed to purchase from us, the New Series Th Preferred Shares.



    RBC Dain Rauscher will purchase all of the New Series Th Preferred Shares. RBC Dain Rauscher has agreed to purchase all of the New Series Th Preferred Shares sold under the underwriting agreement if any of these shares are purchased. We have agreed to indemnify RBC Dain Rauscher and its controlling persons against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments RBC Dain Rauscher may be required to make in respect of those liabilities.



    RBC Dain Rauscher is offering the New Series Th Preferred Shares, subject to prior sale, when, as and if issued to and accepted by it, subject to approval of legal matters by its counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by RBC Dain Rauscher of officers' certificates and legal opinions and the receipt by the Fund of ratings of AAA from Fitch and Aaa from Moody's on the New Series Th Preferred Shares as of the time of the closing of this offering. RBC Dain Rauscher reserves the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.



    RBC Dain Rauscher has advised the Fund that the SEC has requested information from a number of broker-dealers regarding certain of their practices in connection with auction rate securities. RBC Dain Rauscher has also advised the Fund that (i) as a participant in the auction rate securities markets it has received letters from the SEC requesting that it voluntarily conduct an investigation regarding its practices and procedures in connection with those markets, and (ii) RBC Dain Rauscher has cooperated with the SEC's inquiry, has provided the requested information to the SEC, and is in discussions with the SEC with respect to this inquiry. No assurance can be given as to whether this process will affect the market for New Series Th Preferred Shares or the auctions.


COMMISSIONS AND DISCOUNTS


    RBC Dain Rauscher has advised us that they propose initially to offer the New Series Th Preferred Shares to the public at $25,000 per share plus accumulated distributions, if any, and may offer to dealers at that price less a
concession not in excess of $     per New Series Th Preferred Share. The total
sales load of $     per share is equal to    % of the initial offering price and
will be paid by us. RBC Dain Rauscher may allow, and the dealers may reallow, a
discount not in excess of $     per New Series Th Preferred Share to other
dealers. After the offering, the public offering price, concession, discount and other selling terms may be changed. We will also reimburse RBC Dain Rauscher for NASD (formerly known as the National Association of Securities Dealers, Inc.) filing fees and expenses related to filing with the NASD (including legal fees and disbursements) incident to securing any required review by NASD of the terms of the sale of the New Series Th Preferred Shares, estimated not to exceed
$     .



    The settlement date for the purchase of the New Series Th Preferred Shares
will be             , 2005 as agreed upon by RBC Dain Rauscher, the Fund and our
Advisor pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934, as amended.

OTHER RELATIONSHIPS


    We anticipate that RBC Dain Rauscher or its affiliates may, from time to time, act in auctions as a Broker-Dealer and receive fees as set forth under "The Auction" and in the SAI. RBC Dain Rauscher is an active underwriter of, and dealer in, securities and acts as a market maker in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, us.



    In connection with the initial offering of our common shares, our Advisor, and not the Fund, agreed to pay to RBC Capital Markets Corporation, an affiliate of RBC Dain Rauscher, and the other lead underwriter an annual fee equal to, in the aggregate, 0.15% of the Fund's managed assets net of managed assets attributable to sales of shares to affiliates of our Advisor in our initial offering of common shares (0.10% to RBC Capital Markets Corporation and 0.05% to the other lead underwriter). This fee will be paid quarterly in arrears during the term of our advisory contract, and any renewal thereafter, with the Advisor. The aggregate fees paid during the term of the contract plus reimbursement of legal expenses of RBC Capital Markets Corporation and the other lead underwriter will not exceed 4.5% of the total price of the common shares in our initial public offering. Such amount plus the sales load related thereto will be limited to 9% of the total price of the common shares in our initial public offering.



    RBC Dain Rauscher and its affiliates have provided and may in the future provide various investment banking and financial advisory services from time to time to affiliates of our Advisor, its affiliates or their clients or affiliates.


                         CUSTODIAN AND TRANSFER AGENTS


    Our custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Our custodian performs custodial, fund accounting and portfolio accounting services for us. Our transfer agent with respect to our Preferred Shares is currently The Bank of New York. Our transfer agent with respect to our common shares is Wells Fargo Bank, N.A., Shareowner Services, P.O. Box 64854, St. Paul, Minnesota 55164-0854.


                                 LEGAL MATTERS


    Certain legal matters in connection with our New Series Th Preferred Shares will be passed upon for us by Sullivan & Worcester LLP. Sullivan & Worcester LLP also acts as legal counsel to our Advisor, Reit Management and their affiliates. Barry M. Portnoy, one of our trustees and a director and the beneficial owner of our Advisor, is a former chairman of Sullivan & Worcester LLP.



    Certain legal matters will be passed upon for the Underwriter by Goodwin Procter LLP.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                PAGE
                                                              --------
General Information.........................................      2
Additional Information About Investment Policies and
  Restrictions..............................................      2
Management of the Fund......................................      9
Compensation of Trustees....................................     16
Administrative Services.....................................     17
Portfolio Transactions and Brokerage........................     18
Determination of Net Asset Value............................     19
Additional Information Concerning the Auctions of Preferred
  Shares....................................................     20
Distributions on Common Shares..............................     21
Tax Matters.................................................     22
Performance Information.....................................     30
Independent Registered Public Accounting Firm...............     31
Additional Information......................................     31
Financial Statements........................................     32
Appendix A--Article X of the Amended and Restated Bylaws....    A-1
Appendix B--Ratings of Corporate Bonds and Commercial
  Paper.....................................................    B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                             440 SHARES, SERIES TH


                                     [LOGO]

                            AUCTION PREFERRED SHARES

                   LIQUIDATION PREFERENCE, $25,000 PER SHARE

                                ----------------


                              RBC CAPITAL MARKETS


                                  ------------

                                   ---------
                                   PROSPECTUS
                               ------------------

                                         , 2005

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                      RMR HOSPITALITY AND REAL ESTATE FUND
                 400 CENTRE STREET, NEWTON, MASSACHUSETTS 02458
                                 (617) 332-9530


The information in this Statement of Additional Information is not complete and may be changed. We may not sell securities until a registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy securities in any state where the offer or sale is not permitted.

This Statement of Additional Information, or SAI, is not a prospectus, but should be read in conjunction with the prospectus of RMR Hospitality and Real Estate Fund, dated ______, 2005, as supplemented from time to time. This SAI is incorporated by reference in its entirety into the prospectus. Copies of the SAI and prospectus may be obtained free of charge by writing to us or calling us at the address or telephone number shown above. You may also obtain a copy of our prospectus and SAI on the SEC's website at http://www.sec.gov.

This SAI is dated ________, 2005.


SUBJECT TO COMPLETION, DATED AUGUST 30, 2005

                                TABLE OF CONTENTS


                                                                                      PAGE
                                                                                      ----
General Information..............................................................       2
Additional Information About Investment Policies and Restrictions................       2
Management of the Fund...........................................................       9
Compensation of Trustees.........................................................      16
Administrative Services..........................................................      17
Portfolio Transactions and Brokerage.............................................      18
Determination of Net Asset Value.................................................      19
Additional Information Concerning the Auctions of Preferred Shares...............      20
Distributions on Common Shares...................................................      21
Tax Matters......................................................................      22
Performance Information..........................................................      30
Independent Registered Public Accounting Firm....................................      31
Additional Information...........................................................      31
Financial Statements.............................................................      32
Appendix A--Article X of the Amended and Restated Bylaws.........................     A-1
Appendix B--Ratings of Corporate Bonds and Commercial Paper......................     B-1


                               GENERAL INFORMATION

RMR Hospitality and Real Estate Fund ("we", "us" or the "Fund") is a non-diversified, closed end management investment company organized as a Massachusetts business trust. The information contained in this SAI supplements our prospectus. Terms used but not defined in this SAI have the same meaning as in the prospectus. You should not invest in our shares before first reading our prospectus.

        ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RESTRICTIONS

Our material investment objectives, restrictions, policies and techniques are described in our prospectus. We have also adopted other policies and investment restrictions, as described below. Except as specifically stated, our investment restrictions, policies and techniques are not fundamental and may be changed by our board of trustees without the approval of our shareholders. Our investment objectives are fundamental policies and cannot be changed without a vote of our shareholders.

U.S. GOVERNMENT OBLIGATIONS

We may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their face value, and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. U.S. Government agencies and instrumentalities include entities having varying levels of support from the U.S. Treasury; sometimes these entities are: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right to borrow from the Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iv) supported only by the credit of the instrumentality chartered by the U.S. Government.

CASH RESERVES

Cash reserves may be held for defensive reasons or to provide sufficient flexibility to take advantage of new opportunities for investments and for other reasons, and may be invested in money market instruments.

Money market instruments in which we may invest include U.S. Government obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated investment grade by any one nationally recognized rating agency, such as Moody's, S&P or Fitch, certificates of deposit or bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

REPURCHASE AGREEMENTS

We may enter into repurchase agreements. A repurchase agreement requires us to purchase securities subject to our simultaneous agreement to resell and redeliver these securities to a counterparty, who agrees to buy the securities from us at a fixed price and future time. Repurchase agreements may be considered loans to the counterparty, collateralized by the underlying securities. If we enter into a repurchase agreement, our Advisor will evaluate and monitor the creditworthiness of the vendor. The principal risk to the Fund in investing in repurchase agreements is that the counterparty becomes unable to pay the agreed upon sum on the repurchase date; in the event of a default, the repurchase agreement provides us the right to sell the underlying collateral. If the value of the collateral declines after we enter a repurchase agreement, or if the seller defaults, we could incur a loss of both principal and interest. Our Advisor monitors the value of the repurchase agreement collateral in an effort to determine that the value of the collateral at least equals the agreed upon repurchase price to be paid to us. Our right to sell the repurchase agreement collateral after a counterparty default could be delayed or impaired in the event of bankruptcy of the counterparty.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

We may contract for the purchase or sale with future delivery ("futures contracts") of securities, aggregates of debt securities and financial indices, and options thereon in connection with our hedging and other risk management strategies. We will enter futures contracts only for bona fide hedging, risk management and other appropriate portfolio management purposes. Our futures contracts, if any, will be in accord with the rules and regulations of the Commodity Futures Trading Commission.

The principal risks to the Fund relating to the use of futures contracts principally arise from changes in the market value of the securities or instruments underlying the futures contract, possible lack of a liquid market for closing out or selling a futures contract position and the possibility that a futures contract will give rise to an obligation of the Fund to meet margin, collateral or other payment requirements.

FOREIGN SECURITIES

Although we have no present intention to do so, we may invest up to 10% of our managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange. These securities may subject us to additional investment risks which may not be present in U.S. dollar denominated securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their value. There may be less information publicly available about foreign securities than about U.S. securities, because issuers of foreign securities may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in foreign securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of foreign securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding or income taxes on dividends, interest or capital gains, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally less developed, less efficient, more volatile and have substantially less volume than U.S. markets. Foreign securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement," which can result in losses.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher for foreign securities than for securities traded in the U.S. Consequently, our overall expense ratio may increase if we invest in foreign securities.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

ZERO COUPON SECURITIES

We may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

Zero coupon securities are required to be redeemed by the issuer at face value at maturity. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income by us as it accrues prior to the receipt of any actual payments. Because we must distribute substantially all of our investment company taxable income (including accrued original issue discount) to our shareholders each year for federal income and excise tax purposes, we may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or to increase our use of leverage, to satisfy our distribution requirements.

The market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically. The market prices of zero coupon securities respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

MORTGAGE-BACKED SECURITIES

We may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Although we have no present intention to do so, we may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, we may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, we may not be able to realize the rate of return we expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which we may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause us to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. We may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on our yield to maturity to the extent we invest in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, we may fail to recoup fully our initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy and sell those securities at any particular time.

BUSINESS LOANS

Although we have no present intention to do so, we may invest up to 10% of our managed assets in loans extended to businesses by banks or other financial institutions. If we purchase a loan or a participation in a loan, we acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. We may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by us may involve revolving credit facilities or other standby financing commitments which obligate us to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, we may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

ILLIQUID SECURITIES

We may invest up to 15% of our managed assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits and certain restricted securities not deemed by our board of trustees to be liquid. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which have been determined to be liquid, will not be considered by our Advisor to be illiquid or not readily marketable and, therefore, are not subject to the 15% limit. Our inability to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair our ability to raise cash for investment or other purposes. The liquidity of securities purchased by us which are eligible for resale pursuant to Rule 144A will be monitored by our Advisor, subject to the oversight of our trustees. In the event that such a security is deemed to be no longer liquid, our holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in having more than 15% of our assets invested in illiquid or not readily marketable securities.

PORTFOLIO TURNOVER RATE

Our turnover rate is calculated by dividing the proceeds from our sales of securities (or the cost of those securities, if lower) that are equities or that had an original maturity or expiration date of more than one year at the time of acquisition during a year by the average month end value of all of our investments during that year that also were equities or had an original maturity or expiration date of more than one year at the time of acquisition. Under normal conditions, we do not intend to engage in trading activities for the purpose of realizing short term gains. Rather, we intend to purchase and sell securities to accomplish our investment objectives and in consideration of our then current view of prevailing or anticipated market and other conditions that we believe may impact the value of those securities. For example, we may sell portfolio assets in anticipation of changes in interest rates generally, or in anticipation of changes in the business or prospects for a specific issuer of securities. Higher turnover rates generally will result in increased transaction costs. Transaction costs reduce net asset value. Although there can be no assurance in this matter, we do not expect that our turnover rate under normal market conditions and after the initial investment period following this offering will be greater than 50%.

INVESTMENT RESTRICTIONS

We have adopted investment restrictions limiting our activities. Specifically, we:

1. will not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits of the Investment Company Act of 1940, as amended (the "1940 Act"); or pledge our assets other than to secure such issuances or borrowings or in connection with permitted investment strategies;

2. will not borrow in excess of 33 1/3% of our total assets (including the amount of borrowings) minus liabilities (other than the amount of borrowings), except that we may borrow up to an additional 5% of our total assets for temporary purposes;

3. will not act as an underwriter of securities issued by other persons, except insofar as we may be deemed an underwriter in connection with the disposition of securities;

4. will not purchase or sell real estate, except that we may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts ("REITs"), and securities secured by real estate or such interests and we may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of our ownership of such securities;

5. will not purchase or sell commodities or commodities contracts but we may purchase or sell financial contracts including, but not limited to, interest rate or currency hedges;

6. will not originate loans to other persons except by the lending of our securities, through the use of repurchase agreements and by the purchase of debt securities;

7. will make investments that will result in concentration (25% or more of the value of our investments) in the securities of issuers primarily engaged in each of the hospitality and real estate industries and not in any other industry, provided, however, this does not limit our investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments;

8. will not operate any hospitality business for our own account, except that we may invest in securities of companies that are engaged in hospitality businesses and we may hold and sell hospitality businesses or operations acquired through default, liquidation or other distributions of an interest in a hospitality business as a result of our ownership of such securities;

9. will invest, under normal market conditions, at least 80% of the value of our managed assets in securities issued by hospitality and real estate companies unless we provide our shareholders with at least 60 days' prior written notice in compliance with SEC rules;

10. will not invest in puts, calls, straddles, spreads or any combination thereof, representing more than 10% of our managed assets;

11. will not enter into short sales representing more than 5% of our managed assets; and

12. will not invest in oil, gas or other mineral exploration programs, development programs or leases, except that we may purchase securities of companies engaging in whole or in part in such activities.

Policies numbered 1 through 7, above, are fundamental policies of ours. A fundamental policy may not be changed without the vote of a majority of our outstanding voting securities, as defined under the 1940 Act. Unless the definition is changed by amendment to the 1940 Act, "majority of the outstanding voting securities" means the lesser of (1) 67% or more of the voting shares present at a meeting of our shareholders, if the holders of more than 50% of our outstanding shares are present or represented by proxy, or (2) more than 50% of our outstanding voting shares. Our non-fundamental policies may be changed by our board of trustees.

                             MANAGEMENT OF THE FUND

The overall management of our business and affairs is the responsibility of our board of trustees. Our board of trustees is classified with respect to trustees terms into three classes -- Class I, Class II and Class III -- with the trustees in each Class to hold office until their successors are elected and qualified. Each member of our board of trustees in Class I will hold office until the annual meeting of shareholders in 2008, each member of the board of trustees in Class II will hold office until the annual meeting of shareholders in 2006, and each member of the board of trustees in Class III will hold office until the annual meeting of shareholders in 2007. At each annual meeting of the shareholders, the successors to the class of trustees whose term expires at that meeting will be elected to hold office for a term expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The terms of our trustees are staggered, but election of our trustees is non-cumulative.


Holders of a plurality of our common shares and our Preferred Shares, voting together, will elect trustees to fill the vacancies of trustees whose term expires at each annual meeting of shareholders. While Preferred Shares are outstanding, preferred shareholders will also be entitled to elect two trustees. Messrs. Martin and Koumantzelis presently represent the holders of our Outstanding Series Th Preferred Shares. Preferred shareholders will be entitled to elect a majority of our trustees under certain circumstances.


Our trustees will meet periodically throughout the year to oversee our activities reviewing, among other things, our performance and the contractual engagements with our various service providers. Management of our day to day operations is delegated to our officers and our Advisor, subject always to our investment objectives and policies and to the general supervision of our board of trustees.

TRUSTEES AND OFFICERS

Our trustees and officers, their ages, and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 400 Centre Street, Newton, Massachusetts 02458. Each trustee who is deemed an "interested person" as defined in the 1940 Act is indicated by an asterisk. Each trustee who is not an "interested person" as defined in the 1940 Act is referred to as a "disinterested trustee."


                     POSITION(S)                                                                                NUMBER OF
                     HELD WITH FUND                                                                             PORTFOLIOS
                     AND TERM OF                                                                                IN FUND
                     OFFICE AND        PRINCIPAL OCCUPATION(S)                                                  COMPLEX
NAME                 LENGTH OF         DURING PAST 5 YEARS AND                                                  OVERSEEN BY
(AGE)                TIME SERVED       OTHER DIRECTORSHIPS HELD BY TRUSTEE                                      TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Barry M. Portnoy *   Class III         Chairman of Reit Management & Research LLC - 1986 to present;                4
(59)                 trustee to        director and vice president of our Advisor - 2002 to present;
                     serve until       portfolio manager of RMR Real Estate Fund, RMR Hospitality and
                     2007.             Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend
                     2004 to present.  Fund - inception to present;
                                       managing director of Five Star Quality Care, Inc. - 2001 to present;
                                       managing trustee of Senior Housing Properties Trust - 1999 to present;
                                       managing trustee of Hospitality Properties Trust - 1995 to present;
                                       managing trustee of HRPT Properties Trust - 1986 to present.

Gerard M. Martin **  Class II          Director of Reit Management & Research LLC - 1986 to present;                4
(70)                 trustee to        director and vice president of our Advisor - 2002 to present;
                     serve until       managing director of Five Star Quality Care, Inc. - 2001 to present;
                     2006.             managing trustee of Senior Housing Properties Trust - 1999 to present;
                     2004 to present.  managing trustee of Hospitality Properties Trust - 1995 to present;
                                       managing trustee of HRPT Properties Trust - 1986 to present.


                                       10



DISINTERESTED
TRUSTEES

John L.             Class I trustee   Executive Director and trustee of the Yawkey Foundation (a charitable         4
Harrington (69)     to serve until    trust) and a trustee of the JRY Trust (a charitable trust) -
                    2008. 2004 to     1982 to present;
                    present.          Chairman of the Board of the Yawkey Foundation - March 2002 to June 2003;
                                      Chief Executive Officer of the Boston Red Sox Baseball Club - 1982 to 2002;
                                      trustee of Hospitality Properties Trust - 1995 to present;
                                      director of Five Star Quality Care, Inc. - 2001 to 2004;
                                      trustee of Senior Housing Properties Trust - 1999 to present.

Frank J. Bailey     Class II          Partner in the Boston law firm of Sherin and Lodgen LLP;                      4
(50)                trustee to        trustee of Hospitality Properties Trust - 2003 to present;
                    serve until       trustee of Senior Housing Properties Trust - 2002 to present.
                    2006. 2004 to
                    present.

Arthur G.           Class III         President and Chief Executive Officer of Gainesborough Investments LLC -      4
Koumantzelis (74)   trustee to        1998 to present;
                    serve until       trustee of Hospitality Properties Trust - 1995 to present;
                    2007. 2004 to     director of Five Star Quality Care, Inc. - 2001 to present;
                    present.          trustee of Senior Housing Properties Trust - 1999 to 2003.


A majority of the Fund's trustees are not "interested persons" as defined in the 1940 Act. The SEC has recently promulgated rules which, when effective, are likely to result in board member changes or additions so that at least 75% of our trustees will not be "interested persons" as defined under the 1940 Act.

--------------

   * Mr. Portnoy is an "interested person" of the Fund as defined by the 1940 Act because he is the owner, a director and officer of our Advisor.

   **Mr. Martin is an "interested person" of the Fund as defined by the 1940
     Act because he was an owner and is a director and officer of our Advisor.

EXECUTIVE OFFICERS


Thomas M. O'Brien  President.        President and director of our Advisor - 2002 to present;
(39)               2004 to present.  portfolio manager of RMR Real Estate Fund, RMR Hospitality and
                                     Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend
                                     Fund - inception to present;
                                     Vice President of Reit Management & Research LLC -1996 to present;
                                     Treasurer and Chief Financial Officer, Hospitality Properties Trust -
                                     1996 to 2002; Executive Vice President, Hospitality Properties Trust -
                                     2002 to 2003.


                                       11

Mark L. Kleifges   Treasurer.        Vice President of Reit Management & Research LLC - 2002 to present;
 (45)              2004 to           Vice President of our Advisor - 2003 to 2004;
                   present.          Treasurer of our Advisor - 2004 to present;
                                     Treasurer and Chief Financial Officer, Hospitality Properties Trust -
                                     2002 to present;
                                     Partner, Arthur Andersen LLP - 1993 to 2002.

Jennifer B. Clark  Secretary.        Vice President of Reit Management & Research LLC - 1999 to present;
(44)               2004 to present.  Secretary of our Advisor - 2002 to present;
                                     Senior Vice President of HRPT Properties Trust - 1999 to present.

James J. McKelvey  Vice President.   Vice President of our Advisor -  2004 to present;
(46)               2004 to present.  portfolio manager of RMR Real Estate Fund, RMR Hospitality and
                                     Real Estate Fund and RMR F.I.R.E. Fund - 2004 to present;
                                     portfolio manager of RMR Preferred Dividend Fund - inception to present;
                                     portfolio manager and senior research officer for John Hancock
                                     Funds - 1997 to 2004.

John C. Popeo      Vice President.   Treasurer of Reit Management & Research LLC - 1997 to present;
(45)               2004 to present.  Treasurer of our Advisor - 2002 to 2004;
                                     Vice President of our Advisor - 2004 to present;
                                     Treasurer and Chief Financial Officer of HRPT Properties
                                     Trust - 1997 to present.

Adam D. Portnoy    Vice President.   Vice President of Reit Management & Research LLC - 2003 to present;
(35)               2004 to present.  Vice President of our Advisor - 2003 to present;
                                     Executive Vice President of HRPT Properties Trust - 2003 to present;
                                     Senior Investment Officer, International Finance
                                     Corporation - 2001 to 2003;
                                     Vice President, ABN AMRO Investment Banking - 2001;
                                     President and CEO, Surfree.com, Inc. - 1997 to 2000.

William J.         Chief             Chief Compliance Officer of our Advisor - 2004 to present;
Sheehan            Compliance        Director of Internal Audit of HRPT Properties Trust,
(61)               Officer and       Hospitality Properties Trust, Senior Housing Properties Trust
                   Director of       and Five Star Quality Care, Inc. - 2003 to present;
                   Internal          trustee of Hospitality Properties Trust - 1995 to 2003;
                   Audit. 2004       Executive Vice President, Ian Schrager Hotels LLC - 1999 to 2003.
                   to present.

Each of our executive officers is elected at the meeting of our board of trustees immediately following each annual meeting of our shareholders. All our executive officers serve at the discretion of our board of trustees.

COMMITTEES OF THE BOARD

We have an Audit Committee consisting of disinterested trustees. The Audit Committee's function is to assist the board's oversight of matters relating to: integrity of financial statements; legal and regulatory compliance; qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment, duties and compensation of internal audit personnel. The Audit Committee is directly responsible for the selection of independent accountants. During 2004, the Audit Committee had three meetings.


We have a Nominating Committee and a Compensation Committee, each consisting of disinterested trustees. The function of the Nominating Committee is to recommend candidates for election to our board of trustees as disinterested trustees. The Nominating Committee considers nominations by shareholders as provided by our declaration of trust and bylaws. See "Certain Provisions of the Declaration of Trust" in the prospectus. The function of the Compensation Committee is to determine and review the fees paid to our trustees. During 2004, the Nominating Committee and the Compensation Committee had no meetings.

We have a Valuation Committee consisting of Messrs. Portnoy, Martin and O'Brien, and the Advisor's personnel as are deemed necessary by these identified members from time to time. Our Valuation Committee determines the value of any of our securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. During 2004, the Valuation Committee had four meetings.

INVESTMENT MANAGEMENT AGREEMENT

As described in the prospectus, we and our Advisor are parties to an investment management agreement (the "Advisory Agreement") that has been effective since May 16, 2005. The Advisory Agreement was approved by our board of trustees, including a majority of our disinterested trustees, as is their responsibility under the 1940 Act. The Advisory Agreement was approved for an initial term ending on April 2, 2006, and is subject to renewal by the trustees. The Fund's shareholders also approved the Advisory Agreement at the annual meeting of shareholders held on May 11, 2005. For the fiscal-period ended December 31, 2004, the Fund incurred advisory fees of $378,681, and the Advisor waived advisory fees of $111,377.

PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. Our portfolio managers, James J. McKelvey, Thomas M. O'Brien and Barry M. Portnoy, together manage three other registered investment companies. As of August 25, 2005, the aggregate total assets of these funds was $288 million. Each fund pays an advisory fee to our Advisor solely on the basis of assets under management. None of our portfolio managers currently manage other pooled investment vehicles or other accounts.


CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities with respect to more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for the Fund as well as for the other funds he manages. A conflict of interest also might arise where a portfolio manager has a larger personal investment in one fund than in another. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds; this could have a detrimental effect on the price or volume of the securities purchased or sold by a fund. A portfolio manager might devote unequal time and attention to the funds he manages. Our Advisor believes that the risk of a material conflict of interest developing is limited because (i) the funds are generally managed in a similar fashion, (ii) the Advisor has adopted policies requiring the equitable allocation of trade orders for a particular security among participating funds, and (iii) the advisory fee and portfolio managers' compensation are not affected by the amount of time required to manage each fund. As a result, our Advisor does not believe that any of these potential sources of conflicts of interest will affect the portfolio managers' professional judgment in managing the funds.


COMPENSATION. Mr. Barry Portnoy is the owner of our Advisor and, through August 25, 2005, has not received a salary or other compensation from our Advisor except to the extent of his distributions from the Advisor and his interest in the Advisor's profits, if any.


Our other portfolio managers, Messrs. O'Brien and McKelvey, are paid based upon the discretion of the board of directors of our Advisor. Our Advisor's board of directors consists of Messrs. Barry Portnoy, Martin and O'Brien. Compensation of Messrs. O'Brien and McKelvey includes base salary, annual cash bonus and they have the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however these factors, among others, may be considered by individual directors of our Advisor. Other factors which may be considered in setting the compensation of the portfolio manager are their historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Mr. O'Brien devotes a substantial majority of his business time to providing services as a portfolio manager or officer of our Advisor and funds managed by our Advisor; however, he also dedicates some of his business time to providing services to affiliates of our Advisor. Therefore, in addition to compensation paid by our Advisor, Mr. O'Brien receives compensation for separate services to these affiliates. Mr. Portnoy also receives compensation for his services to those affiliates.

OWNERSHIP OF SECURITIES. The following table sets forth, for each portfolio manager, the aggregate dollar range of our equity securities beneficially owned as of December 31, 2004.


                                      DOLLAR RANGE OF EQUITY
                                      SECURITIES IN THE FUND
NAME OF PORTFOLIO MANAGER             AS OF DECEMBER 31, 2004.
--------------------------------------------------------------
James J. McKelvey                     None
Thomas M. O'Brien                     Over $100,000
Barry M. Portnoy                      Over $100,000

TRUSTEE OWNERSHIP

The following table sets forth, for each trustee, the aggregate dollar range of our equity securities beneficially owned as of December 31, 2004. The information as to beneficial ownership is based on statements furnished to us by each trustee.


                                                              AGGREGATE DOLLAR RANGE OF
                                                              EQUITY SECURITIES IN ALL
                                                              REGISTERED INVESTMENT
                                                              COMPANIES OVERSEEN BY
                                DOLLAR RANGE OF EQUITY        TRUSTEE IN FAMILY OF
                                SECURITIES IN THE FUND        INVESTMENT COMPANIES
NAME OF TRUSTEE                 AS OF DECEMBER 31, 2004       AS OF DECEMBER 31, 2004
---------------------------------------------------------------------------------------
Barry M. Portnoy                Over $100,000(1)              Over $100,000
Gerard M. Martin                Over $100,000(2)              Over $100,000
John L. Harrington              None                          Over $100,000
Frank J. Bailey                 None                          $1 - $10,000
Arthur G. Koumantzelis          $1 - $10,000                  $1 - $10,000

(1) 5,000 common shares are held indirectly by virtue of Mr. Portnoy's 100% ownership of our Advisor and 240,000 common shares of the Fund are held indirectly by virtue of Mr. Portnoy's 100% ownership of a corporation which owns such shares.

(2) 240,000 common shares of the Fund are held indirectly by virtue of Mr. Martin's 100% ownership of a corporation which owns such shares.


PRINCIPAL SHAREHOLDERS


To our knowledge no person owned of record or beneficially more than ____% of our common shares as of ___________, 2005, except as set forth below. To our knowledge, none of our trustees own _____% or more of our outstanding common shares, except as set forth below, and our officers and trustees own, as a group, less than _____% of our outstanding common shares and no Preferred Shares.



                                                                       PERCENTAGE OF THE FUND'S OUTSTANDING
RECORD SHAREHOLDERS              NUMBER OF COMMON SHARES               SHARES AS OF _________, 2005
-------------------              -----------------------               ------------------------------------
Cede & Co.                                                                            ___%



                                                                       PERCENTAGE OF THE FUND'S OUTSTANDING
BENEFICIAL SHAREHOLDERS          NUMBER OF COMMON SHARES               SHARES AS OF _________, 2005
-----------------------          -----------------------               ------------------------------------
Barry M. Portnoy                           ____(1)                                    ___%
Gerard M. Martin                           ____(2)                                    ___%

(1) 5,000 common shares are held indirectly by virtue of Mr. Portnoy's 100% ownership of our Advisor and 240,000 common shares of the Fund are held indirectly by virtue of Mr. Portnoy's 100% ownership of a corporation which owns such shares.

(2) 240,000 common shares of the Fund are held indirectly by virtue of Mr. Martin's 100% ownership of a corporation which owns such shares.

PROXY VOTING POLICES AND PROCEDURES

The Fund has adopted policies and procedures for voting proxies solicited by issuers whose securities are held by the Fund. The Fund's policies and procedures are implemented by the Advisor. The vote with respect to most routine issues presented in proxy statements is expected to be cast in accordance with the position of the issuer's management, unless it is determined by the Advisor or the board of trustees of the Fund that supporting management's position would adversely affect the investment merits of owning the issuer's security. However, each issue will be considered on its own merits, and a position of management found not to be in the best interests of the Fund's shareholders will not be supported.

Proxies solicited by issuers whose securities are held by the Fund will be voted solely in the interests of the shareholders of the Fund. Any conflict of interest will be resolved in the way that will most benefit the Fund and its shareholders. The Advisor shall not vote proxies for the Fund until it has determined that a conflict of interest does not exist, is not material or a method of resolving such conflict of interest has been agreed upon by the board of trustees. If the conflict of interest is determined to be material, the conflict shall be disclosed to the board of trustees and the Advisor will follow the instructions of the board of trustees.


Information regarding how our Advisor voted the proxies received by the Fund during the 12 month period ended June 30, 2005 is available (1) without charge, on request, by calling us at 1-866-790-3165, or (2) by visiting the SEC's website at http://www.sec.gov and accessing the Fund's Form N-PX.


                            COMPENSATION OF TRUSTEES

We pay each trustee who is not an interested person an annual fee and a fee for attending trustees' meetings in person or by telephone, together with out of pocket expenses relating to attendance at such meetings. In addition, the trustee members of our Committees who are not interested persons receive a fee for each Committee meeting attended, other than meetings held on days on which there is also a board of trustees' meeting or another Committee meeting for which they are paid by us. Trustee compensation may be adjusted from time to time. Our trustees receive no pension or retirement benefits from us.

Set forth in the table below are amounts received by or owed to the following persons during the year ended December 31, 2004, for serving as trustees of RMR Hospitality and Real Estate Fund and the amounts received by or owed to such persons during the year ended December 31, 2004, for serving as trustees of investment companies that are also managed by our Advisor.


----------------------------------------------------------------------------------------------
                                                                   Total Compensation from
                                    Total Compensation from            Fund and Fund
      Name of Trustee                    Fund for 2004                Complex for 2004
      ---------------                    -------------                ----------------
----------------------------------------------------------------------------------------------
     Barry M. Portnoy                          $0                            $0
----------------------------------------------------------------------------------------------
     Gerard M. Martin                          $0                            $0
----------------------------------------------------------------------------------------------
    John L. Harrington                       $3,750                       $23,000
----------------------------------------------------------------------------------------------
      Frank J. Bailey                        $4,000                       $24,250
----------------------------------------------------------------------------------------------
  Arthur G. Koumantzelis                     $3,750                       $23,000
----------------------------------------------------------------------------------------------

                             ADMINISTRATIVE SERVICES

In addition to the Investment Advisory Agreement described in our prospectus, we have entered into an Administration Agreement with our Advisor. Pursuant to this Administration Agreement, our Advisor performs administrative and accounting functions for us, including: (i) providing office space, telephones, office equipment and supplies for us; (ii) authorizing expenditures and approving bills for payment on our behalf; (iii) supervising preparation of the periodic updating of our registration statement, including our prospectus and SAI, for the purpose of filings with the SEC and state securities regulators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iv) preparation of periodic reports to our shareholders and filing of these reports with the SEC, and other forms filed with the SEC, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with shareholders; (v) supervising the daily pricing of our investment portfolio and the publication of the net asset value of our shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to us, including our attorneys, accountants, custodian, transfer agent and printers; (vii) supervising compliance by us with record keeping requirements under the 1940 Act and regulations thereunder; (viii) maintaining books and records for us (or causing their maintenance by the custodian and transfer agent); (ix) preparing and filing of tax reports; and (x) monitoring our compliance with the Code. Our Advisor also provides us with such personnel as we may from time to time request for the performance of clerical, accounting and other office services described above, as well as coordinating matters with our sub-administrator, transfer agent, custodian and dividend reinvestment plan agent. The personnel rendering these services, who may act as our officers, may be employees of the Advisor or its affiliates.

Pursuant to the Administration Agreement and with the approval of our board of trustees, our Advisor has chosen State Street Bank and Trust Company as sub-administrator. Under the sub-administration agreement, State Street Bank is responsible for performing most of the foregoing administrative functions, including: (i) determining our net asset value and preparing these figures for publication; (ii) maintaining certain of our books and records that are not maintained by the Advisor, custodian or transfer agent; (iii) preparing financial information for our income tax returns, proxy statements, shareholders reports and SEC filings; and (iv) responding to some shareholder inquiries.


For reviewing the work performed by State Street Bank and for performing administrative services not provided by State Street Bank, we do not pay our Advisor any fee in addition to its advisory fees. Instead, under our Administration Agreement, we reimburse our Advisor for its costs of these services, including the monthly fees paid to State Street which are described in the prospectus under its sub-administration agreement and a reasonable allocation of the costs of goods and services provided by our Advisor and its affiliates to us and to third parties. For the fiscal-period ended December
31, 2004, the Fund reimbursed the Advisor for $101,942 of sub-administrative fees charged by State Street.


CODE OF ETHICS

We and our Advisor have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. These codes, among other things, restrict management personnel investments in certain securities, including investments in initial public offerings and in private placements. Generally, these restrictions prohibit management personnel and our trustees from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, we had been considering for purchase or sale, or are purchasing or selling such security. Restricted investments generally require pre-approval by an officer, committee or our board of trustees as deemed appropriate by the board of trustees. Text only versions of the codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC's internet web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained by forwarding a written request, together with the appropriate duplicating fee, to the SEC's Public Reference Section, 100 F St., N.E., Washington, DC 20549, or by e-mail request at publicinfo@sec.gov.

PRIVACY POLICY

We are committed to maintaining your privacy and to safeguarding your nonpublic personal information.


We do not receive any nonpublic personal information relating to you if you purchase shares through an intermediary that acts as the record owner of our shares. If you are the record owner of our shares, we may receive nonpublic personal information on your account documents or other forms and also have access to specific information regarding your fund share transactions, either directly or through The Bank of New York, our transfer agent with respect to our Preferred Shares.


We do not disclose any nonpublic personal information about you or any former shareholders to anyone, except as permitted or required by law or as is necessary to service your account. We restrict access to nonpublic personal information about you to our Advisor, our Advisor's employees and other service providers with a legitimate business need for the information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of our board of trustees, decisions to buy and sell securities for us and negotiation of the brokerage commissions which we pay are made by our Advisor. Transactions on U.S. stock exchanges involve our payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over the counter market but the price we pay usually includes an undisclosed dealer commission or mark up. In certain instances, we may make purchases of underwritten issues at prices which include underwriting fees.

Subject to the supervision of our board of trustees, our Advisor is authorized, for the purchase and sale of our portfolio securities, to employ such securities dealers and brokers and to negotiate brokerage commissions on our behalf as may, in the judgment of the Advisor, implement our policy of obtaining the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to our investment performance on a continuing basis. Accordingly, the cost of the brokerage commissions to us in any transaction may be greater than available from other brokers if the difference is reasonably justified by other aspects of the portfolio services offered. For example, our Advisor may cause us to pay a broker that provides research services to our Advisor an amount of commission for a transaction in excess of the amount of commission another broker would have charged for that transaction, if our Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or our Advisor's ongoing responsibilities to us. Moreover, research and investment information may be provided by brokers at no cost to our Advisor and this information will be available to benefit us and any other accounts advised by our Advisor and its affiliates. In that case, not all of the information will be used for our benefit. While broker provided services and information may be useful in varying degrees and may tend to reduce our Advisor's expenses, it is not possible to estimate its value and in the opinion of our Advisor it does not reduce our Advisor's expenses in a determinable amount. The extent to which our Advisor makes use of statistical, research and other services furnished by brokers is considered by our Advisor in the allocation of brokerage business, but there is no formula by which such business is allocated. Our Advisor may also take into account payments made by brokers effecting transactions for us to other persons on our behalf for services (such as custodial or professional fees).

Investment decisions for the Fund and any other entities which are or may become investment advisory clients of our Advisor are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by our Advisor. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by our Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by our Advisor. Our Advisor may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of our trustees that the desirability of the Fund's having its advisory arrangements with our Advisor outweighs any disadvantages that may result from contemporaneous transactions.

                        DETERMINATION OF NET ASSET VALUE

We value portfolio securities for which market quotations are readily available at market value as indicated by the last sale price on the security's principal market on the date of valuation. If there has been no sale on that day, the securities are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

Some fixed income securities may be valued using prices provided by a pricing service, when our board of trustees believes the price reflects fair market value.

Foreign securities not traded in U.S. dollars are converted into U.S. dollars using exchange rates as of the close of the NYSE. The value of foreign securities generally is based upon their closing prices reported by their primary market. Foreign securities primarily traded outside the U.S. may be traded on days which are not business days of the Fund. Because our net asset value is determined only on our business days, significant changes in foreign securities' value may impact our net asset value on days when our shares cannot be purchased or sold.

We value our investments in securities with maturities within 60 days of our purchase at their amortized cost, as determined by our board of trustees to be their fair value. Amortized cost generally means our cost of the investment plus the amortization to maturity of any discount or premium.

Any of our securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair value as determined in good faith by or under the supervision of our board of trustees. Also, we may consider available securities pricing to be unreliable if significant market or other events arise. When closing market prices or market quotations are not available or are considered to be unreliable, our Valuation Committee values securities under policies approved by our trustees that they believe will accurately reflect fair value. Numerous factors may be considered when determining fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

       ADDITIONAL INFORMATION CONCERNING THE AUCTIONS OF PREFERRED SHARES

GENERAL



DTC will act as the Securities Depository with respect to the New Series Th Preferred Shares. All of the New Series Th Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. The global certificate held by Cede & Co. will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the New Series Th Preferred Shares contained in our bylaws. We will also issue stop-transfer instructions to the transfer agent for the New Series Th Preferred Shares. Prior to the commencement of the right of holders of the New Series Th Preferred Shares, together with the Outstanding Series Th Preferred Shares, to elect a majority of our trustees, in circumstances described under "Description of New Series Th Preferred Shares--Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the New Series Th Preferred Shares. Owners of New Series Th Preferred Shares are not entitled to receive certificates representing their ownership interest.

DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participants in the New Series Th Preferred Shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

The Auction Agent will act as our agent in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the facts pertinent to making such decision. We will indemnify the Auction Agent and its officers, directors, employees and agents for, and hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Auction Agent arising out of or in connection with its agency under the Auction Agency Agreement and under the Broker-Dealer Agreements entered by the Auction Agent pursuant to the Auction Agency Agreement, including the costs and expenses of defending itself against any claim of liability in connection with its exercise or performance of any of its duties thereunder, except such as may result from its gross negligence or willful misconduct.


The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction-Secondary Market Trading and Transfer of Preferred Shares" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the business day preceding such Auction.

BROKER-DEALERS

The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a distribution period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any Auction immediately preceding a distribution period of one year or longer, of the liquidation preference ($25,000 per share) of the Preferred Shares placed by such Broker-Dealer at such Auction. For purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were
(a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and acquired by such Broker-Dealer for its customers who are beneficial owners of those Preferred Shares (b) the subject of an order submitted by such Broker-Dealer that is (i) a bid of an existing holder that resulted in the existing holder continuing to hold Preferred
Shares as a result of the Auction or (ii) a bid of a potential holder that resulted in the potential holder purchasing Preferred Shares as a result of the Auction or (iii) a valid hold order.


The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. A Broker-Dealer that submits an order for its own account in any Auction might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction, if there are other Broker-Dealers.

                         DISTRIBUTIONS ON COMMON SHARES


We make regular monthly distributions to our common shareholders after making payment or provision for payment of distributions on, or redeeming, our Preferred Shares, and interest and required principal payments on our borrowings, if any. Although we do not anticipate that the amount of our distributions to our common shareholders will impact our distributions to our preferred shareholders, distributions to our preferred shareholders are on a priority though limited basis and therefore may impact the amount available for distribution to our common shareholders; the amount of our distributions and our distributions policy are subject to periodic review and change by our board of trustees based upon our performance, our expected performance and other factors considered from time to time.


We expect to derive ordinary income primarily from distributions we receive on our owned REIT shares. We may also earn ordinary income from interest and from dividends we receive on other securities which we own. Our ordinary income will be reduced by the expenses we incur. The 1940 Act allows us to distribute ordinary income at any time and from time to time.

A portion of the distributions we receive on our owned REIT shares may be classified by those REITs as capital gains or returns of capital. Capital gain or loss may also be generated by us when we sell our investments for amounts different than their adjusted tax basis. The 1940 Act generally does not permit us to distribute capital gain income more than once per year unless we obtain exemptive relief from the SEC, for which we have applied. See "--Managed Dividend Policy."

LEVEL RATE DIVIDEND POLICY

We expect to make distributions on our common shares equal in dollar amount per share each month. This is referred to as a "level rate dividend policy." Because the 1940 Act generally limits our distribution of capital gains to once per year and the Code limits our ability to retain capital gains, a level rate dividend policy may require us to make a distribution of capital gains to our common shareholders during the last part of a calendar year which is larger than, or in addition, to the amount we expect we could maintain on a regular monthly basis. The Fund does not expect to make "returns of capital" by distributing amounts in excess of the distributions and interest it receives or accrues over expenses and costs of leverage plus net realized capital gain from sales of securities, nor does the Fund expect to withhold a substantial part of its net investment company income and capital gain income under this policy. However, for federal income tax and financial reporting purposes, it is likely that certain distribution amounts will be characterized as ordinary income, capital gains and return of capital. There can be no assurance that the Fund's distributions will equal its net investment company income and capital gain income for any particular period.

MANAGED DIVIDEND POLICY

In December 2003, we applied to the SEC for exemptive relief under the 1940 Act to implement a policy referred to as a "managed dividend policy." In effect, a managed dividend policy will allow us to allocate, shortly after the end of each year, portions of each monthly distribution which are to be treated by our common shareholders as ordinary income, capital gains, or otherwise. If relief is granted by the SEC and we adopt a managed dividend policy, it may have the effect of eliminating or reducing the distribution variability that can be associated with a level rate dividend policy. We believe that such a reduction in variability may make it possible for us to pay regular monthly distributions which are higher than those we might pay under a level dividend policy and that a managed dividend policy will permit a fairer allocation to our shareholders of our periodic distributions among income and capital gains which is more in accord with our shareholders' normal expectations. There can be no assurance, however, that we will receive an order which permits a managed dividend policy, or if received that we will implement such a policy.

                                   TAX MATTERS


Set forth below is a discussion of the material federal income tax aspects concerning the Fund and the purchase, ownership and disposition of our New Series Th Preferred Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your shares as a capital asset. This discussion is based on present provisions of the Code, related regulations and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal income tax consequences of the purchase, ownership or disposition of our New Series Th Preferred Shares, as well as tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

TAXATION OF THE FUND


We have qualified and intend to continue to qualify each taxable year for treatment as a RIC, although we cannot give complete assurance that we will so qualify. To qualify for this treatment, we must generally, among other things: (a) derive at least 90% of our gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from our investing in securities or those currencies; (b) distribute with respect to each taxable year at least 90% of our investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year; and (c) diversify our holdings so that, at the end of each quarter of each taxable year (1) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of our total assets and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of our total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer, or of two or more issuers that we control (defined as owning 20% or more of the total combined voting power of all classes of stock entitled to vote) and are engaged in the same, similar or related trades or businesses.

If we continue to qualify for treatment as a RIC for each taxable year, we generally will not be subject to federal income tax on income and gains we timely distribute to our shareholders (including capital gain dividends, as discussed below). If we fail to qualify for treatment as a RIC for any taxable year, we would be taxed at regular corporate rates on the full amount of our taxable income for that year without being able to deduct the distributions we make to our shareholders and our shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss), as dividends to the extent of our earnings and profits. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Generally, we have distributed and intend to continue to distribute at least annually to our shareholders all or substantially all of our investment company taxable income. Generally, we also will annually (1) distribute our net capital gain or (2) retain all or a portion of our net capital gain for investment. If we retain any investment company taxable income or any net capital gain, we will be subject to tax at regular corporate rates on the retained amount.

To the extent we fail to distribute in a calendar year at least an amount equal to the sum of (1) 98% of our ordinary income for that year plus (2) 98% of our capital gain net income for the one year period ending October 31 of that year, plus 100% of any retained amount of either of our ordinary income or capital gain net income from the prior year, we will be subject to a nondeductible 4% excise tax. For these purposes, we will be treated as having distributed an amount with respect to which we pay income tax. A distribution we pay to shareholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to shareholders of record on a date in October, November or December of that preceding year. We generally have made and intend to continue to make distributions sufficient to avoid imposition of material excise tax.


The 1940 Act generally limits our capital gain distributions to one per year, although under some circumstances Section l9(b) and Rule 19b-1 of the 1940 Act allow us up to three distributions per year that we may designate in whole or in part as capital gain dividends. The IRS currently requires that a regulated investment company that has two or more classes of stock disregard disproportionate allocations between such classes of each type of its income (such as ordinary income and capital gains, including such capital gains as may arise out of a company's receipt of distributions on shares it owns that are issued by REITs as opposed to capital gains on that company's securities transactions) and instead allocate to each such class proportionate amounts of each type of its income based upon the percentage of total dividend distributed to each class for the taxable year. Our application for the order from the Securities and Exchange Commission discussed above, if granted, will in effect ensure that we will not have to change our allocations for tax purposes and pay taxes as described below.


If we do not receive the order, then in order to satisfy both the 1940 Act requirement of limited capital gain designations and the RIC federal income tax requirement of proportional capital gain designations, we may be treated as having retained capital gains and forced to pay tax on those retained gains at the fund level, all without the benefit of deemed gain distributions and deemed tax credits to our shareholders; in addition, our shareholders may be treated as having received ordinary income dividends in respect of the retained capital gains. In short, in the absence of the order, compliance with both the 1940 Act and the RIC federal income tax requirements will result in double taxation of gains that we have to retain and pay tax on, or alternatively, we may accelerate capital losses and defer capital gains, even if this would be contrary to our otherwise desired investment objectives, in an attempt to minimize the net capital gains that could become subject to double taxation. With the issuance of the Preferred Shares and in the absence of the order, the 1940 Act requirement of limited capital gain designations and the IRS requirement to disregard disproportionate allocations become even more mathematically limiting, and therefore the potential for double taxation of net capital gains increases.

Although there can be no assurance in this regard, we expect to receive the order. We expect to be able to fully distribute our net capital gains to our shareholders in compliance with both the 1940 Act and the RIC federal income tax requirements, and thereby avoid any double taxation on these net capital gains.

If at any time when Preferred Shares are outstanding we fail to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, we will be required to suspend distributions to holders of our common shares until such maintenance amount or asset coverage, as the case may be, is restored. Such a suspension may prevent us from satisfying the RIC distribution requirement and may therefore jeopardize our qualification as a RIC or cause us to incur an income tax or excise tax liability, or both. If we do not timely cure our failure to meet such maintenance amount or asset coverage when Preferred Shares are outstanding, we will be required to redeem Preferred Shares to maintain or restore such maintenance amount or asset coverage, as the case may be, and such a redemption may allow us to avoid failing to qualify for treatment as a RIC. There can be no assurance, however, that any such redemption would achieve such objective.


TAXATION OF SHAREHOLDERS

DISTRIBUTIONS. As long as we qualify for treatment as a RIC, distributions we make to our shareholders from our investment company taxable income generally will be taxable to them as ordinary income to the extent of our earnings and profits. A portion of our distributions are likely to be classified based upon the character of distributions we receive from real estate investment trusts, e.g., as ordinary income, qualified dividend income, capital gains or return of capital. We currently expect that a portion of the dividends we distribute to our shareholders will be eligible for the dividends received deduction available to corporations and eligible for the new reduced maximum federal income tax rate on qualified dividend income received by individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Tax Act"). Distributions of net capital gain that are properly designated as such will be taxable to each shareholder as long term capital gain, regardless of how long the shareholder has held the shares in the Fund. Under the 2003 Tax Act, capital gain dividends that we pay with respect to gains recognized on sales or exchanges of capital assets through December 31, 2008, as well as any dividends that we pay with respect to qualified dividend income received by the Fund through December 31, 2008, will generally be subject to a maximum federal income tax rate of 15%.

If a portion of our income consists of qualifying dividends paid by U.S. corporations, a portion of the dividends paid by us to corporate shareholders, if properly designated, may be eligible for the dividends received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

Under the 2003 Tax Act, for taxable years beginning on or before December 31, 2008, distributions of investment income that qualifies to be designated by us as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by the shareholder. Specifically, a dividend paid by us to a shareholder will not be treated as qualified dividend income of the shareholder (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the dkp_pontate which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Because we may earn income that is not qualified dividend income, such as interest, payments in lieu of dividends on securities we may lend, non-qualifying dividends (including a portion of distributions from real estate investment trusts or other pass through entities), and net short-term capital gains, the percentage of our dividends that will qualify as qualified dividend income or for the dividends received deduction will likely be less than 100%. We will notify our shareholders annually of the percentage of our dividends that qualify as eligible for treatment as qualified dividend income.

Distributions on our shares are generally subject to federal income tax as described herein, even if they are paid from income or gains we earned before the shareholder's investment (and thus included in the price the shareholder paid).

If we make a distribution to you in excess of our current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of your tax basis in our shares and thereafter as capital gain. A return of capital is not taxable, but it will reduce your tax basis in our shares, and therefore reduce any loss or increase any gain on a subsequent taxable disposition by you of our shares.

We may designate all or a portion of any retained net capital gains as undistributed capital gains in a notice to you, and if we do so, you will (1) be required to include in your federal taxable income, as long term capital gain, your share of the retained amount and (2) be entitled to credit your proportionate share of the tax we paid on the retained amount against your federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability. For federal income tax purposes, the tax basis in your shares would be increased by the difference between the retained capital gains included in your gross income and the tax credit claimed by you under clause (2) of the preceding sentence.


If (1) we may redeem all or part of the Preferred Shares upon payment of a premium, (2) based on all the facts and circumstances, we are more likely than not to redeem such shares, and (3) such premium exceeds a specified de minimis amount, it is possible that the holders of such shares may be required to accrue the premium as a dividend (to the extent of our earnings and profits) in advance of the receipt of cash representing such premium.

Although we do not anticipate that the amount of our distributions to our common shareholders will impact our distributions to our preferred shareholders, distributions to our preferred shareholders are on a priority though limited basis and therefore may impact the amount available for distribution to our common shareholders; the amount of our distributions and our distributions policy are subject to periodic review and change by our board of trustees based upon our performance, our expected performance and other factors considered from time to time. The Internal Revenue Service currently requires that a RIC that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between our common shares, our New Series Th Preferred Shares and our Outstanding Series Th Preferred Shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction will similarly be allocated between and among these classes. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common shares, the New Series Th Preferred Shares, and the Outstanding Series Th Preferred Shares. Since the Fund's current and accumulated earnings and profits will first be used to pay distributions on the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to common shareholders.


We will notify shareholders annually as to the federal tax status of our distributions to them.

SALE OR REDEMPTION OF SHARES. Your sale or other disposition of our shares may give rise to a taxable gain or loss equal to the difference between the amount realized and your adjusted basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long term capital gain or loss if the shares have been held for more than 12 months. Under the 2003 Tax Act, such gain is generally taxable to individuals at a maximum rate of 15% through December 31, 2008.


However, if you sell shares at a loss within six months of their purchase, that loss will be treated as long term, rather than short term, to the extent of any capital gain dividends you received (or your share of any retained capital gains designated) with respect to the shares. All or a portion of any loss realized on a taxable disposition of our Preferred Shares will be disallowed to the extent other Preferred Shares in the Fund are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.


From time to time we may make a tender offer for some of our shares. A tender of shares pursuant to such an offer would be a taxable event. If we decide to make a tender offer, the tax consequences thereof will be disclosed in the documents relating to the offer.


We may, at our option, redeem Preferred Shares in whole or in part and we are generally required to redeem Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from such a redemption of Preferred Shares will be taxed as gain or loss from the sale or exchange of these shares rather than as a dividend but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend,
(b) is in complete redemption of the Preferred Shareholder's interest in the Fund, (c) is "substantially disproportionate" with respect to the Preferred Shareholder's interest in the Fund, or (d) with respect to a non-corporate Preferred Shareholder, is in partial liquidation of the Fund. For purposes of
(a), (b) and (c) above, a Preferred Shareholder's ownership of common shares will be taken into account.


BACKUP WITHHOLDING. We generally are required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including capital gain dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other noncorporate shareholder who fails to properly furnish us with a correct taxpayer identification number. Withholding at the 28% rate also is required from all distributions otherwise payable to a shareholder who fails to certify to us that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a shareholder may be credited against the shareholder's federal income tax liability.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. We may acquire securities issued with original issue discount, or OID. As a holder of those securities, we must include in gross income the OID that accrues on them during the taxable year, even if we receive no corresponding payment on them during the year. Because we annually must distribute substantially all of our investment company taxable income, including any OID, to satisfy the RIC distribution requirement and avoid imposition of the excise tax as discussed above, we may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash we actually receive. Those distributions will be made from our cash assets or from the proceeds of sales of our portfolio securities, if necessary. We may realize capital gains or losses from those sales, which would increase or decrease our investment company taxable income and/or net capital gain.

FOREIGN SECURITIES. Dividends and interest we receive, and gains we realize, on our investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on these investments. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Although we have no present intention to do so, we may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if we hold stock of a PFIC, we will be subject to federal income tax on a portion of any "excess distribution" we receive on the stock or of any gain on our disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if we distribute the PFIC income as a taxable dividend to our shareholders. The balance of the PFIC income will be included in our investment company taxable income and, accordingly, will not be taxable to us to the extent we distribute that income to our shareholders.

If we invest in a PFIC and elect to treat the PFIC as a qualified electing fund ("QEF"), then in lieu of our incurring the foregoing tax and interest obligation, we would be required to include in income each year our pro rata share of the QEF's annual ordinary earnings and net capital gain - which we would likely have to distribute to satisfy the RIC distribution requirement and avoid imposition of the excise tax even if we did not in fact receive those earnings and gain from the QEF. However, we will not be permitted to make a QEF election with respect to an investment in a PFIC, unless the PFIC agrees to provide us with information we need to comply with our tax filing obligations under the QEF rules. As a result, a QEF election may not be available with respect to an investment in a PFIC.

We may elect to "mark-to-market" any stock in a PFIC we own at the end of our taxable year, provided the PFIC stock is "marketable" as defined under the PFIC rules. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over our adjusted basis therein as of the end of that year. Pursuant to this election, we also may deduct (as an ordinary, not capital, loss) the excess, if any, of our adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in our income for prior taxable years under the election. Our adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. We will likely have to distribute annually any ordinary income resulting from marking PFIC stock to market in order to satisfy the RIC distribution requirements and avoid imposition of the excise tax, regardless of whether and to what extent we actually receive cash distributions from the PFIC during that year. An investment in a PFIC may or may not consist of stock that is "marketable," and therefore this election may not be available with respect to an investment in a PFIC.

SECURITIES WITH UNCERTAIN TAX TREATMENT. Certain securities the Fund may invest in are, or income from these securities is, subject to uncertain U.S. federal income tax treatment or recharacterization by the IRS. If the Fund encounters revised or recharacterized tax treatments, the timing or character of income recognized by the Fund may be affected and may compel portfolio changes that the Fund might not otherwise undertake to ensure compliance with the tax rules applicable to RICs under the Code.

CERTAIN REAL ESTATE COMPANIES. Income that we derive from a real estate company classified for federal tax purposes as a partnership (and not as a corporation or real estate investment trust) will be treated as qualifying income under the RIC income requirements only to the extent it is attributable to the partnership's income items that would be qualifying income if realized directly by us in the same manner as realized by the partnership. We will restrict our investment in partnerships to maintain our qualification as a RIC.

NON-U.S. SHAREHOLDERS. The following discussion relates to the U.S. taxation of a shareholder who is not a U.S. person (a "non-U.S. shareholder"), and whose income from the Fund or the sale of shares of the Fund is not effectively connected with a U.S. trade or business carried on by the shareholder. Certain aspects of this discussion are modified by recent tax law changes. See "American Jobs Creation Act of 2004" below.

Generally, the Fund's distributions of investment company taxable income, including any dividends designated as qualified dividend income, will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will generally not be subject to U.S. federal withholding tax unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this withholding tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would generally be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the U.S. federal withholding tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to backup withhold U.S. federal income tax on distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.

Any gain that a non-U.S. shareholder realizes upon the sale or exchange of our shares will ordinarily be exempt from U.S. federal income and withholding tax unless (i) in the case of a shareholder who is a nonresident alien individual, the gain is U.S. source income and such non-U.S. shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the non-U.S. shareholder held such shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a U.S. real property holding corporation and the non-U.S. shareholder actually or constructively held more than 5% of the shares of the same class of shares as the shares that were disposed. In the case of clause (ii) of the proceeding sentence, the gain would be taxed in the same manner as for a U.S. shareholder as discussed above, a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares, and the withheld amounts would be credited against the non-U.S. shareholder's U.S. federal income tax liability on such disposition.

A corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock of U.S. real property holding corporations (other than stock of a domestically controlled REIT, holdings of 5% or less in the stock of a publicly traded U.S. real property holding corporation, or, for taxable years beginning on or after January 1, 2005 but before January 1, 2008, stock of a domestically controlled RIC) and certain participating debt securities. While there can be no assurance in this regard, the Fund does not believe it will ever be a U.S. real property holding corporation, nor does the Fund believe it will ever be other than a domestically controlled RIC.

REMICs. Generally, we do not intend to invest in REITs that, to our knowledge, invest in residual interests of real estate mortgage investment conduits, or REMICs. Under Treasury regulations that have not yet been issued, but that may apply retroactively, a portion of a REIT's income that is attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") may be allocated to the REIT's shareholders (which may include us) in proportion to the dividends received. These regulations are expected to provide that excess inclusion income of a RIC will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (2) will constitute unrelated business taxable income to certain tax exempt entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans and public charities), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. If a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (defined in the Code to include governmental units, tax exempt entities and certain cooperatives) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. Our declaration of trust contains provisions that prevent a disqualified organization from owning our shares.

THE AMERICAN JOBS CREATION ACT OF 2004

DISTRIBUTIONS TO NON-U.S. SHAREHOLDERS. The American Jobs Creation Act of 2004 (the "Act") was signed into law on October 22, 2004. The Act modifies the tax treatment of certain distributions from the Fund to shareholders who are non-U.S. shareholders as described above. With certain exceptions, under the Act, effective for taxable years of the Fund beginning after December 31,

2004 and before January 1, 2008, the Fund will not be required to withhold on distributions properly designated as net short-term capital gains in excess of net long-term capital losses or distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by the non-U.S. shareholder.

In addition, the Act provides that a distribution attributable to the Fund's gain from the sale of a U.S. real property interest (including the Fund's gain from the sale of shares of certain REITs, RICs, and U.S. real property holding corporations) will be subject to U.S. withholding when paid to a non-U.S. shareholder. Such a distribution will also give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return.

However, the Fund's gain from the sale of (i) shares of "domestically controlled" REITs or RICs (generally, REITs or RICs that are less than 50% owned by foreign persons) or (ii) shares representing, together with any other shares owned by the Fund, 5% or less of a publicly traded class of stock of any corporation (including REITs or RICs that are not domestically controlled), will not be considered gain from a U.S. real property interest. The Fund expects that substantially all of its investments in stock potentially treated as a U.S. real property interest will qualify under either or both of these exceptions to the Act's new withholding and tax filing rules, but there can be no assurance in this regard.

REPORTABLE TRANSACTIONS. Generally, under the Act, penalties will be imposed if (i) an individual recognizes a loss with respect to shares of the Fund of $2 million or more, or (ii) a C corporation recognizes a loss with respect to shares of the Fund of $10 million or more, and such shareholder does not file IRS Form 8886 disclosing this loss. The penalty for failure to properly file Form 8886 and properly disclose these "reportable transactions" is generally $10,000 in the case of individuals, and $50,000 for other shareholders. We believe that shareholders of a RIC such as the Fund are not excepted from these reporting requirements, although future IRS guidance may extend such an exception. The fact that a loss is reportable on Form 8886 does not affect whether such loss is allowable for U.S. federal income tax purposes.

Prospective investors should consult their tax advisors concerning the potential effect on them of these and other changes made by the Act.

                             PERFORMANCE INFORMATION

From time to time, we may state our total return, aggregate total return or yield in advertisements or in reports and other communications to you. Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently, any historical performance statement should not be considered a basis for predicting our performance in the future. In addition, because our performance will fluctuate, it may not provide a basis for comparing an investment in us with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies also should give consideration to the quality of the respective investment companies' portfolio securities.

In reports or other communications to you or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or
(ii) the Standard & Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Index, the Citigroup Broad Investment Grade Bond Index ("BIG"), Morgan Stanley Capital International Europe Australia Far East ("MSCI EAFE") Index, the NASDAQ Composite Index, and other relevant indices and industry publications. We may also compare the historical volatility of our portfolio to the volatility of such indices during the same time periods. Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole, the beta, or in absolute terms, the standard deviation.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. REITs are represented by the NAREIT Equity REIT Index, an unmanaged portfolio representing the Equity REIT market. This is not our performance and we will not seek to replicate any index. You cannot invest directly in an index. There is no guarantee our performance will equal or exceed any index performance.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, with its principal place of business located at 200 Clarendon Street, Boston, MA 02116, serves as our independent registered public accounting firm. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC. The financial statements of the Fund as of December 31, 2004, and for the period then ended, appearing in the annual report for the period ending December 31, 2004, and incorporated by reference herein, were audited by Ernst & Young LLP as set forth in their report thereon appearing in the Fund's annual report for the period ending December 31, 2004, and was included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by us with the SEC, Washington, DC. The prospectus and this SAI do not contain all the information set forth in the Registration Statement, including the exhibits and schedules thereto. For further information with respect to us and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, DC, and copies of any part thereof may be obtained from the Commission upon the payment of fees prescribed by the Commission.

                              FINANCIAL STATEMENTS


RMR HOSPITALITY AND REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (unaudited)

-------------------------------------------------------------------------------------------------------------------------
COMPANY                                                                                         SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 67.7%
REAL ESTATE INVESTMENT TRUSTS - 67.5%

   APARTMENTS - 8.0%

  Apartment Investment & Management Co.                                                         10,000        $  409,200
  Associated Estates Realty Corp.                                                               16,600           153,218
  BNP Residential Properties, Inc.                                                              16,000           256,000
  Gables Residential Trust                                                                      65,000         2,809,950
  Home Properties, Inc.                                                                          9,900           425,898
  Town & Country Trust                                                                          20,000           570,200
                                                                                                      -------------------
                                                                                                               4,624,466
-------------------------------------------------------------------------------------------------------------------------
   DIVERSIFIED - 15.6%

  Bedford Property Investors, Inc.                                                              45,300         1,042,806
  Colonial Properties Trust                                                                     59,000         2,596,000
  Commercial Net Lease Realty                                                                   73,400         1,502,498
  Crescent Real Estate Equities Co.                                                             95,000         1,781,250
  Lexington Corporate Properties Trust                                                          87,000         2,114,970
                                                                                                      -------------------
                                                                                                               9,037,524
-------------------------------------------------------------------------------------------------------------------------
   HEALTH CARE - 7.5%

  Health Care REIT, Inc.                                                                        47,000         1,771,430
  Nationwide Health Properties, Inc.                                                            91,000         2,148,510
  Windrose Medical Properties Trust                                                             30,100           422,303
                                                                                                      -------------------
                                                                                                               4,342,243
-------------------------------------------------------------------------------------------------------------------------
   HOSPITALITY - 1.2%

  Ashford Hospitality Trust, Inc.                                                               28,300           305,640
  Eagle Hospitality Properties Trust, Inc.                                                      36,000           327,960
  Hersha Hospitality Trust                                                                       6,000            57,240
                                                                                                      -------------------
                                                                                                                 690,840
-------------------------------------------------------------------------------------------------------------------------
   INDUSTRIAL - 4.6%

  First Industrial Realty Trust, Inc.                                                           67,000         2,673,300
-------------------------------------------------------------------------------------------------------------------------
   OFFICE - 18.0%

  Brandywine Realty Trust                                                                       32,000           980,800
  Equity Office Properties Trust                                                               131,900         4,365,890
  Glenborough Realty Trust, Inc.                                                                75,000         1,544,250
  Highwoods Properties, Inc.                                                                    75,000         2,232,000
  Reckson Associates Realty Corp.                                                               38,000         1,274,900
                                                                                                      -------------------
                                                                                                              10,397,840
-------------------------------------------------------------------------------------------------------------------------
   RETAIL - 7.0%

  Heritage Property Investment Trust                                                            73,900         2,587,978
  New Plan Excel Realty Trust                                                                   53,000         1,440,010
                                                                                                      -------------------
                                                                                                               4,027,988
-------------------------------------------------------------------------------------------------------------------------
   SPECIALTY - 5.0%

  Getty Realty Corp.                                                                            30,000           831,000
  Trustreet Properties, Inc.                                                                   124,700         2,071,267
                                                                                                      -------------------
                                                                                                               2,902,267
-------------------------------------------------------------------------------------------------------------------------


SEE NOTES TO FINANCIAL STATEMENTS AND NOTE TO PORTFOLIO OF INVESTMENTS

RMR HOSPITALITY AND REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (unaudited)

-------------------------------------------------------------------------------------------------------------------------
COMPANY                                                                                         SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------------
   STORAGE - 0.6%

  Sovran Self Storage, Inc.                                                                      8,100       $   368,226
-------------------------------------------------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS  (COST $31,568,754)                                                       39,064,694
-------------------------------------------------------------------------------------------------------------------------
   OTHER - 0.2%

  Panamsat Holding Corp. (COST $133,200)                                                         7,400           151,774
-------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS  (COST $31,701,954)                                                                       39,216,468
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 34.9%
REAL ESTATE INVESTMENT TRUSTS - 34.9%

   APARTMENTS - 2.8%

  Apartment Investment & Management Co., Series R                                               38,000        $  993,700
  Apartment Investment & Management Co., Series U                                               24,000           602,400
                                                                                                      -------------------
                                                                                                               1,596,100
-------------------------------------------------------------------------------------------------------------------------
   DIVERSIFIED - 1.6%

  Colonial Properties Trust, Series E                                                           23,067           565,142
  Digital Realty Trust, Inc., Series A                                                          15,000           388,725
                                                                                                      -------------------
                                                                                                                 953,867
-------------------------------------------------------------------------------------------------------------------------
   HEALTH CARE - 4.4%

  Health Care REIT, Inc., Series F                                                              40,000         1,010,800
  LTC Properties, Inc., Series F                                                                40,000         1,023,000
  Windrose Medical Properties Trust, Series A*                                                  20,000           495,000
                                                                                                      -------------------
                                                                                                               2,528,800
-------------------------------------------------------------------------------------------------------------------------
   HOSPITALITY - 14.9%

  Ashford Hospitality Trust                                                                     46,000         1,201,750
  Boykin Lodging Co., Series A                                                                  70,000         1,942,500
  Eagle Hospitality Properties Trust, Series A                                                  28,000           719,600
  Host Marriott Corp., Series E                                                                 60,000         1,650,000
  Innkeepers USA Trust, Series C                                                                27,000           690,390
  Winston Hotels, Inc., Series B                                                                95,000         2,441,025
                                                                                                      -------------------
                                                                                                               8,645,265
-------------------------------------------------------------------------------------------------------------------------
   MANUFACTURED HOMES - 0.4%

  Affordable Residential Communities, Series A                                                   9,600           242,880
-------------------------------------------------------------------------------------------------------------------------
   OFFICE - 9.9%

  Alexandria Real Estate Equities, Inc., Series C                                              120,000         3,166,800
  Bedford Property Investors, Inc., Series B                                                    30,000           757,650
  SL Green Realty Corp.                                                                         70,000         1,795,500
                                                                                                      -------------------
                                                                                                               5,719,950
-------------------------------------------------------------------------------------------------------------------------
   SPECIALTY  - 0.9%

  New Century Financial Corp., Series A                                                         20,000           506,000
-------------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS  (COST $19,208,140)                                                                    20,192,862
-------------------------------------------------------------------------------------------------------------------------


SEE NOTES TO FINANCIAL STATEMENTS AND NOTE TO PORTFOLIO OF INVESTMENTS

RMR HOSPITALITY AND REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (unaudited)

-------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES OR
COMPANY                                                                               PRINCIPAL AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES - 18.1%
   HOSPITALITY - 18.1%

  Felcor Lodging LP, 9.00%, 06/01/2011**                                                   $ 1,600,000       $ 1,748,000
  MeriStar Hospitality Corp., 9.125%, 01/15/2011**                                           1,000,000         1,050,000
  MeriStar Hospitality Corp., 10.50%, 06/15/2009**                                           1,000,000         1,070,000
  American Real Estate Partners LP, 8.125%, 06/01/2012                                       2,000,000         2,060,000
  ITT Corp., 7.75%, 11/15/2025                                                               3,275,000         3,373,250
  Six flags Inc., 9.75%, 04/15/2013                                                          1,260,000         1,189,125
-------------------------------------------------------------------------------------------------------------------------
Total Debt Securities  (COST $10,046,777)                                                                     10,490,375
-------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 6.3%
OTHER INVESTMENT COMPANIES - 6.3%

  SSgA Money Market Fund, 2.883%(a) (Cost $3,643,043)                                        3,643,043         3,643,043
-------------------------------------------------------------------------------------------------------------------------
Total Investments  - 127.0% (Cost $64,599,914)                                                                73,542,748
Other assets less liabilities  - 2.4%                                                                          1,376,523
Preferred Shares, at liquidation preference - (29.4)%                                                      (17,000,000)
-------------------------------------------------------------------------------------------------------------------------
Net Assets attributable to common shares - 100%                                                             $57,919,271
-------------------------------------------------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS

*   Convertible into common stock.

**  Also a Real Estate Investment Trust.

(a) Rate reflects 7 day yield as of June 30, 2005.


SEE NOTES TO FINANCIAL STATEMENTS AND NOTE TO PORTFOLIO OF INVESTMENTS

RMR HOSPITALITY AND REAL ESTATE FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities

------------------------------------------------------------------------------------------------------
June 30, 2005 (unaudited)
------------------------------------------------------------------------------------------------------
ASSETS

   Investments in securities, at value (cost $64,599,914)                           $   73,542,748
   Cash                                                                                    500,322
   Receivable for investments sold                                                         811,542
   Dividends and interest receivable                                                       729,426
   Other assets                                                                             11,736
                                                                                   -------------------
     Total assets                                                                       75,595,774
                                                                                   -------------------

LIABILITIES
   Payable for investment securities purchased                                             500,000
   Advisory fees payable                                                                    36,637
   Distributions payable - preferred shares                                                 19,999
   Accrued expenses and other liabilities                                                  119,867
                                                                                   -------------------
     Total liabilities                                                                     676,503
                                                                                   -------------------

PREFERRED SHARES AT LIQUIDATION PREFERENCE
Auction preferred shares, Series Th;
   $.001 par value per share; 680 shares issued and outstanding at
   $25,000 per share liquidation preference                                             17,000,000
                                                                                   -------------------
NET ASSETS ATTRIBUTABLE TO COMMON SHARES                                            $   57,919,271
                                                                                   ===================

COMPOSITION OF NET ASSETS
   Common shares, $.001 par value per share; unlimited number of
   shares authorized, 2,485,000 shares issued and outstanding                       $       2,485
   Additional paid-in capital                                                          47,460,854
   Undistributed net investment income                                                        100
   Accumulated net realized gain on investments                                         1,512,998
   Net unrealized appreciation on investments                                           8,942,834
                                                                                   -------------------
NET ASSETS ATTRIBUTABLE TO COMMON SHARES                                            $   57,919,271

NET ASSET VALUE PER SHARE ATTRIBUTABLE TO COMMON SHARES
   (BASED ON 2,485,000 COMMON SHARES OUTSTANDING)                                   $        23.31
                                                                                   ===================


SEE NOTES TO FINANCIAL STATEMENTS

RMR HOSPITALITY AND REAL ESTATE FUND
FINANCIAL STATEMENTS - continued

Statement of Operations

----------------------------------------------------------------------------------------------------------------------------
Six Months Ended June 30, 2005 (unaudited)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (Cash distributions received or due)                                                       $   2,022,583
   Interest                                                                                                   551,448
                                                                                                       ---------------------
     Total investment income                                                                                2,574,031
                                                                                                       ---------------------
EXPENSES
   Advisory                                                                                                   303,603
   Administrative                                                                                              65,330
   Audit and legal                                                                                             52,500
   Custodian                                                                                                   30,158
   Preferred share remarketing                                                                                 21,392
   Compliance and internal audit                                                                               20,000
   Shareholder reporting                                                                                       15,000
   Trustees' fees and expenses                                                                                  8,628
   Other                                                                                                       43,886
                                                                                                       ---------------------
     Total expenses                                                                                           560,497
   Less: expenses waived by the Advisor                                                                       (89,295)
                                                                                                       ---------------------
     Net expenses                                                                                             471,202
                                                                                                       ---------------------
        Net investment income                                                                               2,102,829
                                                                                                       ---------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                                                           728,566
   Net change in unrealized appreciation/(depreciation) on investments                                        185,287
                                                                                                       ---------------------
   Net realized and unrealized gain on investment transactions                                                913,853
     Distributions to preferred shareholders from net investment income                                      (238,979)
                                                                                                       ---------------------
        Net increase in net assets attributable to common shares resulting from operations              $   2,777,703
                                                                                                       =====================


SEE NOTES TO FINANCIAL STATEMENTS

RMR HOSPITALITY AND REAL ESTATE FUND
FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                        For the Period April
                                                                                   Six Months Ended           27, 2004(a) to
                                                                                      June 30, 2005        December 31, 2004
-----------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income                                                        $       2,102,829         $       1,750,200
   Net realized gain on investments                                                       728,566                 1,055,756
   Net change in unrealized appreciation on investments                                   185,287                 8,757,547
   Distributions to preferred shareholders from:
     Net investment income                                                               (238,979)                 (151,512)
     Net realized gain on investments                                                           -                   (23,262)
                                                                               --------------------- ------------------------
     Net increase in net assets attributable to common shares
        resulting from operations                                                       2,777,703                11,388,729
                                                                               --------------------- ------------------------
   Distributions to common shareholders from:
     Net investment income                                                             (1,863,750)               (1,615,688)
     Net realized gain on investments                                                           -                  (248,062)

CAPITAL SHARES TRANSACTIONS
   Net proceeds from sale of common shares                                                      -                47,720,000
   Net proceeds from sale of preferred shares                                                   -                16,660,339
                                                                               --------------------- ------------------------
     Net increase from capital share transactions                                               -                64,380,339
     Less: Liquidation preference of preferred shares issued                                    -               (17,000,000)
                                                                               --------------------- ------------------------
        Total increase in net assets attributable to common shares                        913,953                56,905,318

NET ASSETS ATTRIBUTABLE TO COMMON SHARES
   Beginning of period                                                                 57,005,318                   100,000
                                                                               --------------------- ------------------------
   End of period (including undistributed net investment
   income of $100 and $0 respectively)                                          $      57,919,271         $      57,005,318
                                                                               ===================== ========================
COMMON SHARES ISSUED AND REPURCHASED

   Shares outstanding, beginning of period                                              2,485,000                     5,000
     Shares sold                                                                                -                 2,480,000
                                                                               --------------------- ------------------------
   Shares outstanding, end of period                                                    2,485,000                 2,485,000
                                                                               ===================== ========================


(a)  COMMENCEMENT OF OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS

RMR HOSPITALITY AND REAL ESTATE FUND
FINANCIAL HIGHLIGHTS

Selected Data for a Common Share Outstanding Throughout the Period.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  For the Period
                                                                                                                  April 27, 2004
                                                                                          Six Months Ended                (a) to
                                                                                                  June 30,          December 31,
                                                                                                      2005                  2004
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            (unaudited)
PER COMMON SHARE OPERATING PERFORMANCE (B)

Net asset value, beginning of period                                                        $     22.94        $     19.28  (c)
                                                                                         ------------------    ------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (d)                                                                          0.85  (e)          0.71
Net realized and unrealized appreciation on investments                                            0.37  (e)          3.95
Distributions to preferred shareholders from:
   Net investment income                                                                          (0.10) (e)         (0.06)
   Net realized gain on investments                                                                  -   (e)         (0.01)
                                                                                         ------------------    ------------------
Net increase in net asset value from operations                                                    1.12               4.59
Less: Distributions to common shareholders from:
   Net investment income                                                                          (0.75) (e)         (0.65)
   Net realized gain on investments                                                                   -  (e)         (0.10)
Common share offering costs charged to capital                                                        -              (0.04)
Preferred share offering costs charged to capital                                                     -              (0.14)
                                                                                         ------------------    ------------------
Net asset value, end of period                                                              $     23.31        $     22.94
                                                                                         ==================    ==================
Market price, beginning of period                                                           $     19.98        $     20.00
                                                                                         ==================    ==================
Market price, end of period                                                                 $     19.70        $     19.98
                                                                                         ==================    ==================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (F)

Total investment return based on:
   Market price (g)                                                                                2.58%              3.93%
   Net asset value (g)                                                                             5.10%             23.16%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Preferred shares, liquidation preference ($25,000 per share) (000s)                         $    17,000        $    17,000
Net assets attributable to common shares, end of period (000s)                              $    57,919        $    57,005
Ratio to average net assets attributable to common shares (h) of:
     Net investment income, before total preferred share distributions (d)                         7.71% (e)          4.96%
     Total preferred share distributions                                                           0.88%              0.50%
     Net investment income, net of preferred share distributions (d)                               6.83% (e)          4.46%
     Expenses, net of fee waivers                                                                  1.73%              1.86%
     Expenses, before fee waivers                                                                  2.05%              2.18%
Portfolio turnover rate                                                                            5.16%             20.83%
---------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Net asset value at April 27, 2004, reflects the deduction of the average sales load and offering costs of $0.72 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering costs of $0.90 per share on 2,000,000 common shares sold to the public and no sales load or offering costs on 480,000 common shares sold to affiliates of RMR Advisors for $20 per share.

(d) Amounts are net of expenses waived by RMR Advisors.

(e) As discussed in Note A(7) to the financial statements, these amounts are subject to change to the extent 2005 distributions by the issuers of the Fund's investments that are characterized as capital gains and return of capital.

(f) Total returns for periods less than one year are not annualized.

(g) Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; distributions are assumed to be reinvested at market prices. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.

(h) Annualized.

RMR HOSPITALITY AND REAL ESTATE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005 (unaudited)

NOTE A

(1) Organization

RMR Hospitality and Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on January 27, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed end management investment company. The Fund had no operations until April 27, 2004, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2) Interim Financial Statements

The accompanying June 30, 2005, financial statements have been prepared without audit. The Fund believes the disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include only normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected in the future.

(3) Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates particularly for reasons described in Note A(7), and for other reasons.

(4) Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on the day of valuation; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded, which have other characteristics of illiquidity or whose quotations are unreliable are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same class outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(5) Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

RMR HOSPITALITY AND REAL ESTATE FUND
NOTES TO FINANCIAL STATEMENTS - continued
JUNE 30, 2005 (unaudited)

(6) Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax.

(7) Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. On June 28, 2005, the Fund declared distributions of $0.125 per common share payable in August, September and October 2005. Distributions to Fund shareholders are recorded on the ex-dividend date.

The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. The Fund estimates that the sum of the distributions declared for the 2005 year through June 30, 2005, is not greater than distributions and interest received or accrued by the Fund on its investments over expenses and cost of leverage plus net realized capital gain from sales of securities during 2005.

For financial reporting purposes as required by generally acceptable accounting principles, the Fund generally reflects distributions and interest received or accrued on its investments and distributions made to shareholders as ordinary income, long term capital gains and return of capital in accordance with the characterization of these amounts required by the Internal Revenue Code of 1986, as amended. However, it is not possible to characterize distributions received from real estate investment trusts, or REITs, in which the Fund has invested a substantial portion of its assets, during interim periods because these issuers do not report their tax characterization until subsequent to year end 2005. Final characterization of the Fund's 2005 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore, it is likely that some portion of the Fund's 2005 investment income and distributions to shareholders will be recharacterized as long term capital gain and return of capital for financial statement and federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes, as of June 30, 2005, are as follows:

                                Cost                                                   $   64,599,914
                                                                                       ==============

                                Gross unrealized appreciation                          $    9,180,735
                                Gross unrealized depreciation                                (237,901)
                                                                                       --------------
                                Net unrealized appreciation                            $    8,942,834
                                                                                       ==============

RMR HOSPITALITY AND REAL ESTATE FUND
NOTES TO FINANCIAL STATEMENTS - continued
JUNE 30, 2005 (unaudited)

(8) Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by hospitality and real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the hospitality and real estate industries due to economic, legal, regulatory, technological or other developments affecting the United States hospitality and real estate industries.

NOTE B

ADVISORY AND ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to this agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, indebtedness entered for the purpose of leverage and the liquidation preference of preferred shares are not considered liabilities.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets, until April 27, 2009.

On May 16, 2005, Barry M. Portnoy became the sole owner of RMR Advisors. This change in ownership is deemed to be a change in control resulting in termination of the then existing investment advisory agreement under the Investment Company Act of 1940. A new investment advisory agreement with the same terms as the previous agreement (except for dates of execution and effective dates) was approved by the shareholders on May 11, 2005.

RMR Advisors, and not the Fund, has agreed to pay the lead underwriters of the Fund's initial public offering an annual fee equal to 0.15% in the aggregate of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by RMR Advisors, not the Fund. The aggregate fees paid pursuant to the contract plus reimbursement of legal expenses of the underwriters will not exceed 4.5% of the total price of the common shares sold to non-affiliates in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a sub-administration agreement with State Street Bank and Trust Company ("State Street") to perform substantially all Fund accounting and other administrative services. Under the administration agreement RMR Advisors is entitled to reimbursement of the cost of providing administrative services. During the six months ended June 30, 2005, the Fund reimbursed RMR Advisors for $65,330 of sub-administrative fees charged by State Street.

The Fund pays each trustee who is not a director, officer or employee of RMR Advisors and who is not an interested person of the Fund as defined under the Investment Company Act of 1940, as amended, (a "disinterested trustee") an annual fee plus fees for board and committee meetings.

RMR HOSPITALITY AND REAL ESTATE FUND
NOTES TO FINANCIAL STATEMENTS - continued
JUNE 30, 2005 (unaudited)

The Fund's board of trustees and separately the disinterested trustees have authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of the allocated portions of related premiums.

NOTE C

SECURITIES TRANSACTIONS

During the six months ended June 30, 2005, there were securities purchases and sales transactions (excluding short term securities) of $3,630,338 and $7,309,107 respectively. Brokerage commissions on securities transactions, exclusive of transactions settled on a net basis, amounted to $3,401 during the six months ended June 30, 2005.

NOTE D

PREFERRED SHARES

The Fund's 680 outstanding Series Th auction preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, of at least 200%, the preferred shares will be subject to redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 3.10% per annum as of June 30, 2005.

In June 2005, the Fund's board authorized the issuance of additional preferred shares. Subject to market conditions, the Fund intends to offer additional preferred shares which together with the Series Th preferred shares will represent approximately 33% of the Fund's managed assets after issuance.

NOTE E

SUBMISSION OF PROPOSALS TO A VOTE OF SHAREHOLDERS

The annual meeting of RMR Hospitality and Real Estate Fund shareholders was held on May 11, 2005. Following is a summary of the proposals submitted to shareholders for vote at the meeting:

                                                                                VOTES AGAINST/
                                                                               ---------------
PROPOSAL                                                         VOTES FOR        WITHHELD        VOTES ABSTAINED
--------                                                         ---------        --------        ---------------
Common shares
         Election of John L. Harrington as trustee               2,087,045         16,980                -
         Approval of investment advisory agreement               2,075,034         14,583              14,408
Preferred shares
         Election of John L. Harrington as trustee                  680               -                  -
         Approval of investment advisory agreement                  677               -                  3

                                   APPENDIX A
                  ARTICLE X OF THE AMENDED AND RESTATED BYLAWS


                                [TO BE INSERTED]

                                   APPENDIX B

                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P CORPORATE BOND RATINGS:

         AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

         BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B - Bonds rated B are more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC - Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC - Bonds rated CC are currently highly vulnerable to nonpayment.

         C - A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         CI - The rating CI is reserved for income bonds on which no interest is being paid.

         D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) Minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

S&P COMMERCIAL PAPER RATINGS:

         A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

         A-3 - Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

         B - Issues with this rating are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C - A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D - A short-term obligation rated `D' is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S CORPORATE BOND RATINGS:

         Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


MOODY'S COMMERCIAL PAPER RATINGS:

         Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

         - Leading market positions in well-established industries.

         - High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

         FITCH INVESTMENT GRADE BOND RATINGS

         AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

         AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F1+'.

         A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

         Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

         NR: Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

         Rating Watch: Ratings are placed on Rating Watch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

FITCH HIGH YIELD BOND RATINGS

         BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

         B: Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

         CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

         CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C: Bonds are in imminent default in payment of interest or principal.

         DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

         Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below `CCC'.

         NR: Indicates that Fitch does not rate the specific issue. Conditional:
A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTMENT GRADE SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F1: Highest Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F1+'.

         F2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned `F1+' and `F1' ratings.

         F3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D: Default. Issues assigned this rating are in actual or imminent payment default.

                                 * * * * * * * *

         NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. We are dependent on our Advisor's judgment, analysis and experience in the evaluation of such bonds.

         Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                           PART C - OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1) FINANCIAL STATEMENTS

The following audited financial statements have been incorporated by reference into the Registration Statement as described on page 31 of the Statement of Additional Information and the unaudited financial statements are included in this Registration Statement beginning on page 32 of the Statement of Additional
Information:

       (i)     Portfolio of Investments as of December 31, 2004 (audited);

       (ii)    Statement of Assets and Liabilities as of December 31, 2004
               (audited);

       (iii) Statement of Operations for the period April 27, 2004 to December 31, 2004 (audited);

       (iv) Statement of Changes in Net Assets for the period April 27, 2004 to December 31, 2004 (audited);

       (v) Financial Highlights for the period April 27, 2004 to December 31, 2004 (audited);

       (vi)    Notes to Financial Statement as of December 31, 2004 (audited);

       (vii)   Portfolio of Investments as of June 30, 2005 (unaudited);

       (viii)  Statement of Assets and Liabilities as of June 30, 2005
               (unaudited);

       (ix) Statement of Operations for the period January 1, 2005 to June 30, 2005 (unaudited);

       (x) Statement of Changes in Net Assets for the period January 1, 2005 to June 30, 2005 (unaudited);

       (xi) Financial Highlights for the period January 1, 2005 to June 30, 2005 (unaudited); and

       (xii) Notes to Interim Financial Statements as of June 30, 2005 (unaudited).

       Statements, schedules and historical information other than listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

(2) EXHIBITS



EXHIBIT
NO.                                                     DESCRIPTION OF EXHIBITS.
---                                                     ------------------------
(a)(1)              Agreement and Declaration of Trust of the Registrant dated January 27, 2004.(1)
(a)(2)              Amendment No. 1 to Declaration of Trust of the Registrant.(3)
(b)(1)              Amended and Restated Bylaws of the Registrant.(4)
(b)(2)              Form of Amendment No. 1 to Amended and Restated Bylaws - to be filed by amendment.
(c)                 Not applicable.
(d)(1)              Article III (Shares), Article V (Restriction on Transfer and
                    Ownership of Shares) and Article VI (Shareholders' Voting
                    Powers and Meetings) of the Agreement and Declaration of
                    Trust.
(d)(2)              Article VIII (Shareholders' Voting Powers and Meetings) and Article X (Preferred Shares of
                    Beneficial Interest) of the Amended and Restated Bylaws.
(e)                 Amended and Restated Dividend Reinvestment and Cash Purchase Plan - filed herein.
(f)                 Not applicable.
(g)                 Investment Advisory Agreement between the Registrant and RMR Advisors, Inc. - filed herein.
(h)(1)              Form of Underwriting Agreement - to be filed by amendment.
(h)(2)              Form of Auction Agency Agreement with respect to Registrant's Preferred Shares - to be filed by amendment.
(h)(3)              Form of Broker-Dealer Agreement with respect to Registrant's Preferred Shares - to be filed by amendment.
(i)                 Not applicable.
(j)                 Form of Custody Agreement between the Registrant and State Street Bank and Trust Company.(3)
(k)(1)              Terms and Conditions of Appointment of Wells Fargo Bank, N.A. as transfer agent - to be filed by amendment.
(k)(2)              Form of Administrative Services Agreement between the Registrant and RMR Advisors, Inc.(1)
(k)(3)              Form of Subadministration Agreement between RMR Advisors, Inc. and State Street Bank and Trust
                    Company.(3)
(l)                 Opinion and consent of Sullivan & Worcester LLP - to be filed by amendment.
(m)                 Not applicable.
(n)                 Consent of Auditors - filed herein.
(o)                 Not applicable.
(p)(1)              Initial Subscription Agreement between the Registrant and RMR Advisors, Inc.(1)
(p)(2)              Subscription Agreement between the Registrant and RMR Advisors, Inc.(3)
(q)                 Not applicable.
(r)(1)              Code of Ethics of the Registrant and RMR Advisors, Inc.(3)
(s)(1)              Power of Attorney, dated March 25, 2004, by Barry M. Portnoy.(2)
(s)(2)              Power of Attorney, dated March 25, 2004, by Gerard M. Martin.(2)
(s)(3)              Power of Attorney, dated March 25, 2004, by Frank J. Bailey.(2)
(s)(4)              Power of Attorney, dated March 25, 2004, by John L. Harrington.(2)
(s)(5)              Power of Attorney, dated March 25, 2004, by Arthur G. Koumantzelis.(2)

(1) Incorporated by reference to the Registrant's Initial Registration Statement on Form N-2, File No. 333-112389, filed on February 2, 2004.

(2) Incorporated by reference to the Registrant's Pre-Effective Amendment No. 2 to its Initial Registration Statement on Form N-2,
       File No. 333-112389, filed on March 29, 2004.

(3) Incorporated by reference to the Registrant's Pre-Effective Amendment No. 3 to its Initial Registration Statement on Form N-2,
       File No. 333-112389, filed on April 20, 2004.



(4) Incorporated by reference to the Registrant's Registration Statement on Form N-2, File No. 333-127331, filed on August 9, 2005.



ITEM 26. MARKETING ARRANGEMENTS

See Exhibit (h)(1) of Item 24(2) of this Registration Statement.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

       The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration
Statement:

Registration fees                                              $      1,500*
National Association of Securities Dealers, Inc. fee           $      7,500*
Rating Agency Fees                                             $     55,000*
Printing (other than stock certificates)                       $     20,000*
Accounting fees and expenses                                   $     15,000*
Legal fees and expenses                                        $     20,000*
Miscellaneous                                                  $     15,000*
                                                               --------------
Offering Expenses                                              $    134,000*
                                                               --------------
Sales load                                                     $    110,000*
                                                               --------------
Total Expenses                                                 $    244,000*
                                                               --------------
                                                               --------------

*      Estimate

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

       None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES (AS OF JULY 29, 2005)


TITLE OF CLASS                                                          NUMBER OF RECORD HOLDERS
--------------                                                          ------------------------
Common Shares, par value $0.001 per share                                         2
Preferred Shares, par value $0.0001 per share                                     1

ITEM 30. INDEMNIFICATION

       Under the Registrant's declaration of trust and bylaws, the Registrant's trustees and officers are indemnified to the fullest extent permitted by law, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any officer or trustee against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.



       The Underwriting Agreement to be filed in response to Item 24 (h)(1) is expected to contain provisions requiring indemnification of underwriters by the Registrant.



       Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers, controlling persons and underwriters of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, controlling person or underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

       The Auction Agency Agreement is expected to contain provisions for the indemnification of the Registrant's transfer agent with respect to the Preferred Shares.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

       The description of the business of RMR Advisors, Inc. is set forth under the caption "MANAGEMENT OF THE FUND" in the Prospectus and "ADMINISTRATIVE SERVICES" in the Statement of Additional Information forming part of this Registration Statement.

       The information as to the directors and officers of RMR Advisors, Inc. is set forth in RMR Advisors, Inc.'s Form ADV filed with the SEC on November 7, 2003 (File No. 801-62519) and as amended through the date hereof is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Registrant:                               RMR Hospitality and Real Estate Fund
                                          400 Centre Street
                                          Newton, Massachusetts 02458

Investment Advisor:                       RMR Advisors, Inc.
                                          400 Centre Street
                                          Newton, Massachusetts 02458

Transfer Agent for                        Wells Fargo Bank, N.A.
Common Shares:                            Shareowner Services
                                          P.O. Box 64854
                                          St. Paul, MN  55164-0854

Transfer Agent for                        The Bank of New York
Preferred Shares:                         Corporate Trust Administration
                                          101 Barclay Street
                                          New York, New York 10286

Custodian and                             State Street Bank and Trust Company
Subadministrator:                         225 Franklin Street
                                          Boston, Massachusetts 02110


ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

       (1) The Registrant undertakes to suspend the offering of its shares until the Registrant amends its prospectus if: (a) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

       (2) Not Applicable.

       (3) Not Applicable.

       (4) Not Applicable.

       (5) The Registrant undertakes that:

            (a) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

            (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (6) The Registrant undertakes to send by first class mail or by other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES



       Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts on the 30th day of August, 2005.

                                         RMR HOSPITALITY AND REAL ESTATE FUND

                                         By: /s/ THOMAS M. O'BRIEN
                                            -----------------------------------
                                            Thomas M. O'Brien
                                            President

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts on the 30th day of August, 2005.





SIGNATURE                                        TITLE                                  DATE
/s/ THOMAS M. O'BRIEN
--------------------------------
Thomas M. O'Brien                                President                              August 30, 2005


/s/ MARK L. KLEIFGES
--------------------------------
Mark L. Kleifges                                 Treasurer                              August 30, 2005


/s/ BARRY M. PORTNOY
--------------------------------
Barry M. Portnoy*                                Trustee                                August 30, 2005


/s/ GERARD M. MARTIN
--------------------------------
Gerard M. Martin*                                Trustee                                August 30, 2005


/s/ FRANK J. BAILEY
--------------------------------
Frank J. Bailey*                                 Trustee                                August 30, 2005


/s/ JOHN L. HARRINGTON
--------------------------------
John L. Harrington*                              Trustee                                August 30, 2005


/s/ ARTHUR G. KOUMANTZELIS
--------------------------------
Arthur G. Koumantzelis*                          Trustee                                August 30, 2005




* By: /s/ THOMAS M. O'BRIEN
      --------------------------
      Thomas M. O'Brien
      Attorney-in-fact

* Thomas M. O'Brien, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

                                  EXHIBIT INDEX



EXHIBIT NO.                  DESCRIPTION OF EXHIBITS.
-----------                  -----------------------
(e)                          Amended and Restated Dividend Reinvestment and Cash Purchase Plan.
(g)                          Investment Advisory Agreement between the Registrant and RMR Advisors, Inc.
(n)                          Consent of Auditors.